UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

EAGLE MATERIALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy Statement and
Notice of Annual Meeting
of Stockholders

2026

Letter from Our CEO

Dear Fellow Stockholder:

It is my pleasure to invite you to our 2026 Annual Meeting of Stockholders, which will be held on Thursday, July 30, 2026, at the Douglas Conference Center, 8343 Douglas Avenue, Suite 125, Dallas, TX 75225, at 8:00 a.m., local time. We hope that you will attend the meeting, but we encourage you to vote by proxy whether or not you plan to attend the meeting in person.

Beginning on June 15, 2026, we are mailing to our stockholders a Notice Regarding the Availability of Proxy Materials, or Notice, instead of a paper copy of the materials for the Annual Meeting—unless they have opted to receive only an electronic distribution of these materials. The Notice contains instructions on how to access the proxy materials over the Internet and vote online, as well as how stockholders can elect to receive paper copies of the materials. We believe that this process expedites stockholders’ receipt of proxy materials and provides stockholders with the information they need.

If you attend the Annual Meeting and desire to vote your shares personally rather than by proxy, you may withdraw your proxy at any time before it is exercised. Your vote is very important, whether you own one share or many.

Thank you for your continued support and interest in Eagle.

Sincerely, Michael R. Haack President and Chief Executive Officer June 15, 2026

Notice of Annual Meeting of Stockholders

To Be Held July 30, 2026

To the Stockholders of Eagle Materials Inc.:

Date & Time:	Location:
Thursday, July 30, 2026 8:00 a.m., local time	Douglas Conference Center, 8343 Douglas Avenue, Suite 125, Dallas, TX 75225

At the meeting, stockholders will:

(1)
Elect the three Class II directors identified in the accompanying Proxy Statement, each to hold office for three years.
(2)
Vote on an advisory resolution to approve the compensation of our Named Executive Officers.
(3)
Vote to approve an amendment to our Restated Certificate of Incorporation to effect the declassification of our Board of Directors.
(4)
Vote to approve an amendment to our Restated Certificate of Incorporation to create a stockholder right to call special meetings.
(5)
Vote to approve the expected appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2027.
(6)
Any other matters properly brought before the annual meeting, or any adjournment thereof.

The Company’s Board of Directors has fixed the close of business on June 1, 2026 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment thereof. Only record holders of the Company’s common stock, par value $0.01 per share (“Common Stock”), at the close of business on the record date are entitled to notice of and to vote at the annual meeting. A list of holders of Common Stock will be available for examination by any stockholder at the annual meeting and, during the ten-day period preceding the meeting date at the executive offices of the Company located at 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225.

For further information regarding the matters to be acted upon at the annual meeting, I urge you to carefully read the accompanying Proxy Statement. If you have questions about these proposals or would like additional copies of the Proxy Statement, please contact: Eagle Materials Inc., Attention: Matt Newby, Secretary, 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225 (telephone: (214) 432-2000).

You are cordially invited to attend the annual meeting. Your vote is important. Whether or not you expect to attend the annual meeting in person, please vote through the Internet (as described in the Notice) or by telephone or fill in, sign, date and promptly return the accompanying form of proxy in the enclosed postage-paid envelope so that your shares may be represented and voted at the annual meeting. This will not limit your right to attend or vote in person at the annual meeting. Your proxy will be returned to you if you choose to attend the annual meeting and request that it be returned. Shares will be voted in accordance with the instructions contained in your proxy, but if any proxies that are signed and returned to us do not specify a vote on any proposal, such proxies will be voted in the manner, if any, recommended by the Board.

By Order of the Board of Directors

Matt Newby

Executive Vice President,

General Counsel and Secretary

Dallas, Texas

June 15, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2026 ANNUAL MEETING TO BE HELD ON JULY 30, 2026.

Our Proxy Statement and 2026 Annual Report to stockholders are available to you at www.proxyvote.com.

Table of Contents

Introduction	1	Executive Compensation	52
Date, Time and Place of the 2026 Annual Meeting	1	Fiscal 2026 Summary Compensation Table	52
Purposes of the 2026 Annual Meeting and		Grants of Plan-Based Awards	54
Recommendations of our Board of Directors	1	Outstanding Equity Awards at 2026 Fiscal Year-End	55
About the 2026 Annual Meeting	3	Option Exercises and Stock Vested in Fiscal 2026	57
Who Can Attend	3	Nonqualified Deferred Compensation in FY 2026	58
Who Can Vote	3	Potential Payments Upon Termination or Change in Control
How Proxies Will be Voted	3		60
Quorum and Required Vote	3	Change in Control Continuity Agreements	60
How to Revoke Your Proxy	5	Payments Made Upon Any Termination	61
Expenses of Soliciting Proxies	5	CEO Pay Ratio	63
How You Can Vote	5	Pay Versus Performance	64
Conduct of the Meeting	5	Stock Ownership	68
Proposal No. 1: Election of Directors and		Management	68
Related Matters	6	Certain Beneficial Owners	69
General	6	Related Party Transactions	69
Director Independence	7	Delinquent Section 16(a) Reports	70
Nominees	9	Insider Trading and Prohibited Transactions
Recommendation of the Board	9	in Company Securities	70
Director Qualifications and Biographies	9	Code of Conduct	71
Board Meetings and Attendance Records	19	Proposal No. 2: Advisory Vote to Approve
Director Compensation	20	Compensation of Our Named Executive
Non-Employee Director Compensation for		Officers	72
Fiscal Year 2026	21	Recommendation of the Board	72
Corporate Governance	23	Proposal No. 3: Approval of Amendment to Our Certificate of Incorporation to Declassify the Board
Board Leadership Structure and Role in
Risk Oversight	23		73
Director Orientation and Continuing Education	24	Recommendation of the Board	73
Board Committees	25	Proposal No. 4: Approval of Amendment to Our Certificate of Incorporation to Create a Stockholder Right to Call Special Meetings
Compensation Committee Interlocks and
Insider Participation	28		74
How to Contact Our Board	31	Recommendation of the Board	75
Executive Officers Who Are Not Directors	32	Proposal No. 5: Approval of the Expected
Compensation Committee Report	33	Appointment of Independent Auditors	76
Compensation Discussion and Analysis	34	Recommendation of the Board	76
Our Year in Review	34	Relationship with Independent Public
Named Executive Officers	34	Accountants	77
Compensation Philosophy	34	Audit Committee Report	78
Determining Executive Compensation	37	Other Matters Which May be Presented for
Primary Elements of Executive Compensation	39	Action at the Meeting	79
Other Elements of Executive Compensation	46	Delivery of Documents to Stockholders	79
Other Compensation Policies and Practices	49	Stockholder Proposals and Nominations for
		the 2027 Annual Meeting	79

Eagle Materials Inc. - 2026 PROXY STATEMENT	i

PROXY STATEMENT

EAGLE MATERIALS INC.

5960 Berkshire Ln., Suite 900

Dallas, Texas 75225

Proxy Statement

Introduction

The accompanying proxy, mailed or provided online, together with this Proxy Statement, is solicited by and on behalf of the Board of Directors of Eagle Materials Inc. (the “Company”) for use at the 2026 Annual Meeting of Stockholders of the Company (the "2026 Annual Meeting") and at any adjournment or postponement thereof. References in this Proxy Statement to “we,” “us,” “our” or like terms also refer to the Company. References to our “Board of Directors” or “Board” refer to the board of directors of the Company. The Notice Regarding the Availability of Proxy Materials, this Proxy Statement and accompanying proxy were first mailed to our stockholders on or about June 15, 2026.

Date, Time and Place of the Annual Meeting

The 2026 Annual Meeting will be held at the Douglas Conference Center, 8343 Douglas Avenue, Suite 125, Dallas, TX 75225, at 8:00 a.m., local time, on Thursday, July 30, 2026.

Purposes of the 2026 Annual Meeting and Recommendations of our Board of Directors

At the 2026 Annual Meeting, action will be taken upon the following matters:

(1)
Election of Directors. Stockholders will be asked to elect the three Class II directors identified in this Proxy Statement, each to hold office for a term of three years.
•
Our Board of Directors recommends that you vote FOR the election of its three nominees for director named in this Proxy Statement.
(2)
Advisory Vote to Approve the Compensation of our Named Executive Officers. We are asking you to approve a non-binding advisory resolution regarding the compensation of our Named Executive Officers as reported in this Proxy Statement.
•
Our Board of Directors recommends that you vote FOR the non-binding advisory resolution approving the compensation of our Named Executive Officers.
(3)
Approval of an Amendment to our Restated Certificate of Incorporation to Effect the Declassification of our Board of Directors. We are asking you to approve an amendment to our Restated Certificate of Incorporation.
•
Our Board of Directors recommends that you vote FOR the amendment to our Restated Certificate of Incorporation.
(4)
Approval of an Amendment to our Restated Certificate of Incorporation to Create a Stockholder Right to Call Special Meetings. We are asking you to approve an amendment to our Restated Certificate of Incorporation.
•
Our Board of Directors recommends that you vote FOR the amendment to our Restated Certificate of Incorporation.
(5)
Approval of the Expected Appointment of Ernst & Young LLP. We are asking you to approve the expected appointment by our Audit Committee of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2027.
•
Our Board of Directors recommends that you vote FOR the approval of the expected appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2027.
(6)
Other Business. In addition, you may be asked to vote upon such other matters, if any, as properly come before the 2026 Annual Meeting, or any adjournment thereof.

Our Board of Directors does not know of any matters to be acted upon at the 2026 Annual Meeting other than the matters set forth in items (1) through (5) above.

Eagle Materials Inc. - 2026 PROXY STATEMENT	1

PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2026 ANNUAL MEETING TO BE HELD ON JULY 30, 2026.

Our Proxy Statement and 2026 Annual Report to stockholders are available to you at www.proxyvote.com.

Eagle Materials Inc. - 2026 PROXY STATEMENT	2

PROXY STATEMENT

About the 2026 Annual Meeting

Who Can Attend

Attendance at the 2026 Annual Meeting is limited to (i) holders of the Company’s Common Stock, par value $0.01 per share, which we refer to as our “Common Stock,” as of the close of business on June 1, 2026, which we refer to as the “record date,” (ii) proxies for and other representatives of the holders of our Common Stock as of the record date, including their legal counsel and financial advisors, whose names have been submitted to the Company by 5:00 p.m., local time, on July 29, 2026 and (iii) directors and officers of the Company and its subsidiaries and other representatives of the Company who are invited to attend the meeting by the Chairman.

All persons attending the 2026 Annual Meeting, including holders of our Common Stock, must register at the reception desk in advance of the meeting and be escorted to the meeting room. The reception desk will be open at 7:00 a.m., local time, on the date of the meeting. An agenda for the 2026 Annual Meeting, which we refer to as the “Agenda,” will be distributed at the reception desk.

For security reasons, you will need a current government-issued picture identification (such as a driver’s license or a passport) to enter the 2026 Annual Meeting. The Company may implement additional security procedures to ensure the safety of meeting attendees and/or Company property, including prohibiting attendees from taking photographs or videos.

Who Can Vote

The record date for the determination of holders of Common Stock entitled to notice of and to vote at the 2026 Annual Meeting, or any adjournment or postponement of the 2026 Annual Meeting, is the close of business on June 1, 2026. In this Proxy Statement, we refer to this date as the record date. As of the record date, there were 30,895,479 shares of our Common Stock issued and outstanding and entitled to vote at the 2026 Annual Meeting. Our stock transfer books will not be closed in connection with the 2026 Annual Meeting. Our Common Stock is dual-listed on the New York Stock Exchange (“NYSE”) and NYSE Texas under the symbol EXP.

How Proxies Will be Voted

Shares represented by valid proxies will be voted at the 2026 Annual Meeting in accordance with the directions given. If the enclosed proxy card is signed and returned without any direction given, the shares will be voted in the manner, if any, recommended by the Board. The Board does not intend to present, and has no information indicating that others will present, any business at the 2026 Annual Meeting other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the 2026 Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxies held by them in accordance with their best judgment in such matters.

Quorum and Required Vote

Before any business can be transacted at the 2026 Annual Meeting, a quorum must be present. The presence at the meeting, in person or represented by proxy, of the holders of a majority of the voting power of the shares of our capital stock entitled to vote on any matter shall constitute a quorum for purposes of such matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the 2026 Annual Meeting. Broker non-votes will be included in determining the presence of a quorum at the 2026 Annual Meeting. Broker non-votes will be included in relation to matters that are considered "routine matters." The only "routine matter" on which a broker may cast a vote is the approval of the expected appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending March 31, 2027.

Eagle Materials Inc. - 2026 PROXY STATEMENT	3

PROXY STATEMENT

The holders of Common Stock will be entitled to one vote per share on each matter that may properly be brought before the 2026 Annual Meeting or any adjournment thereof. There is no cumulative voting. A summary of the required vote for each proposal is as follows:

Proposal	Required Vote	Effect of Abstentions	Effect of Broker Non-Votes(1)

(1) Election of Directors

Majority of votes cast by the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter (the shares voted "for" a nominee must exceed the number voted "against" that nominee)

		No effect	No effect
(2) Advisory vote to approve the compensation of our Named Executive Officers	Affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter	Same effect as a vote against the proposal	No effect
(3) Approval of an Amendment to our Restated Certificate of Incorporation to declassify the Board of Directors	Affirmative vote of the holders of record of at least two-thirds of the combined voting power of all of the outstanding stock of the Company	Same effect as a vote against the proposal	Same effect as a vote against the proposal
(4) Approval of an Amendment to our Restated Certificate of Incorporation to create a stockholder right to call special meetings	Affirmative vote of the holders of record of at least two-thirds of the combined voting power of all of the outstanding stock of the Company	Same effect as a vote against the proposal	Same effect as a vote against the proposal
(5) Approval of the expected appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending March 31, 2027	Affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter	Same effect as a vote against the proposal	Brokers have discretionary authority to vote

(1)
A broker non-vote occurs when banks, brokers or others hold shares in street name for a client and such client provides no instruction as to how shares should be voted on a particular matter.

Eagle Materials Inc. - 2026 PROXY STATEMENT	4

PROXY STATEMENT

Pursuant to the rules of the NYSE, brokers do not have discretionary authority to vote in the election of directors if they did not receive instructions from the beneficial owner because the election of directors is not considered a routine matter. The advisory vote to approve the compensation of our named executive officers, the vote to amend the Restated Certificate of Incorporation to declassify the Board of Directors and the vote to amend the Restated Certificate of Incorporation and Second Amended and Restated Bylaws (also referred to herein as our "Bylaws") to create a stockholder right to call special meetings are also not considered routine, and brokers may not vote your shares with respect to such matters without instructions from you.

How to Revoke Your Proxy

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy, by attending the 2026 Annual Meeting and voting in person, or by written notice to us addressed to: Eagle Materials Inc., Attention: Matt Newby, Secretary, 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225. No such revocation shall be effective, however, unless and until received by the Company at or prior to the meeting.

Expenses of Soliciting Proxies

The cost of soliciting proxies for the 2026 Annual Meeting will be borne by the Company. Solicitations may be made on behalf of our Board by mail, personal interview, telephone or other electronic means by officers and other employees of the Company, who will receive no additional compensation therefor. To aid in the solicitation of proxies, we have retained the firm of Kingsdale Advisors, which will receive a fee of approximately $20,000, in addition to the reimbursement of out-of-pocket expenses.

We will request banks, brokers, custodians, nominees, fiduciaries and other record holders to forward copies of this Proxy Statement to persons on whose behalf they hold shares of Common Stock and to request authority for the exercise of proxies by the record holders on behalf of those persons. In compliance with the regulations of the Securities and Exchange Commission (“SEC”) and the NYSE, we will reimburse such persons for reasonable expenses incurred by them in forwarding proxy materials to the beneficial owners of our Common Stock.

How You Can Vote

You can vote your shares at the 2026 Annual Meeting, by telephone, over the Internet or (if you requested a physical copy) by completing, signing, dating and returning your proxy in the enclosed envelope. If you have any questions, or require assistance, please contact the Company’s stockholder advisor and proxy solicitation agent, Kingsdale Advisors, at 1-888-327-0821 (toll free in North America), or at 917-933-5119 (collect outside North America), or by email at contactus@kingsdaleadvisors.com.

Conduct of the Meeting

As authorized by our Bylaws, our Board has adopted rules of conduct and procedures for the 2026 Annual Meeting, which we refer to as the “meeting rules.” Our Bylaws provide that our Chairman of the Board will preside at the meeting and may adopt supplemental rules and procedures for the conduct of the meeting.

The business of the 2026 Annual Meeting will be taken up in the order set forth in the Agenda, which will be distributed at the reception desk. The meeting rules specify that, when an item on the Agenda is before the meeting for consideration, discussion should be confined to that item.

Eagle Materials Inc. - 2026 PROXY STATEMENT	5

PROPOSAL NO. 1

Proposal No. 1:

Election of Directors and Related Matters

General

Our Board of Directors is the ultimate decision-making body of the Company, except with respect to those matters reserved to our stockholders. The primary responsibilities of our Board include:

•
the selection, compensation and evaluation of our Chief Executive Officer and oversight over succession planning;
•
oversight of our strategic planning;
•
approval of material transactions and financings;
•
oversight of processes that are in place to promote compliance with law and high standards of business ethics;
•
advising management on major issues that may arise; and
•
evaluating the performance of the Board and its committees, and making appropriate changes where necessary.

Members of our Board of Directors are divided into three classes based on their term of office (Class I, II and III). The directors in each class hold office for staggered terms of three years each. At present, each class has three directors. The following table and graphics show the composition by class, the tenure and the independence of our Board as of July 30, 2026, assuming the election of the proposed slate of Class II director nominees.

Class	Term Expires	Directors
I	2028	George J. Damiris Martin M. Ellen David Rush

II	2029	Margot L. Carter Michael R. Nicolais Mary P. Ricciardello

III	2027	Rick Beckwitt Mauro Gregorio Michael R. Haack

Eagle Materials Inc. - 2026 PROXY STATEMENT	6

PROPOSAL NO. 1

Board Highlights

Director Independence

NYSE corporate governance rules require that our Board of Directors be comprised of a majority of independent directors. Our Board of Directors has determined, upon the recommendation of our Corporate Governance, Nominating and Sustainability Committee (“Governance Committee”), that all members of our Board of Directors, other than Mr. Haack, are “independent” within the meaning of the specific provisions of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the corporate governance rules of the NYSE.

In determining that eight of our nine continuing directors are independent, our Board of Directors did not identify any material relationship that would potentially cause Mses. Carter and Ricciardello and Messrs. Beckwitt, Damiris, Gregorio, Ellen, Nicolais and Rush not to be independent for purposes of the Exchange Act or the corporate governance rules of the NYSE. In making its determination, our Board of Directors reviewed information provided by each of the independent directors and information gathered by our management, and determined that none of the independent directors, other than Messrs. Rush and Beckwitt, have any relationship with the Company other than as a director and stockholder. The Board considered that Mr. Rush serves on the board of directors of Builders FirstSource, a customer of our wallboard business, and that Mr. Beckwitt serves on the board of directors of Ferguson Enterprises, a supplier to our cement business. The Board determined that neither the nature of the relationship between these entities and the Company nor the amount of payments was material to the Company, and that neither Mr. Rush nor Mr. Beckwitt has a material interest in the foregoing transactions. Accordingly, the Board determined that neither Mr. Rush nor Mr. Beckwitt has a material relationship with the Company.

Eagle Materials Inc. - 2026 PROXY STATEMENT	7

PROPOSAL NO. 1

Our Board includes leaders with a diverse set of skills across several fields that are material to our business. The matrix below illustrates some of the key skills, qualifications and demographics that our directors bring to the Board:

Skills & Qualifications of the Board

CEO / Public Company Leadership

Public Company Board

M&A / Business Development

Relevant Industry Experience

Finance / Accounting

Strategic Planning

Logistics / Supply Chain / Operations

Government / Regulatory / Legal

Technology / Engineering / Cybersecurity

Sustainability

Executive Compensation

Other Board Demographics

Age	67	58	66	72	63	53	68	70	63
Male / Female	M	F	M	M	M	M	M	F	M
Racial / Ethnic Diversity
Tenure (# years)	12	9	10	13	5	7	25	6	2

Eagle Materials Inc. - 2026 PROXY STATEMENT	8

PROPOSAL NO. 1

Nominees

Each of the nominees listed below is currently a member of our Board of Directors. Each of these nominees has been recommended for nomination by our Governance Committee after considering the criteria described below under the heading “Corporate Governance, Nominating and Sustainability Committee.” We have no reason to believe that any of the listed nominees will become unavailable for election, but if for any reason that should be the case, proxies may be voted for substitute nominees.

Because this is an uncontested election of directors, a majority of votes cast by the holders of our Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter (number of shares voted “for” a director nominee must exceed the number of votes cast “against” the director nominee) will be required to elect the nominees for director in accordance with our Bylaws. (A plurality voting standard would apply in a contested election.) Under our Corporate Governance Guidelines, the Governance Committee will not nominate any director candidate until such director candidate has submitted in writing his or her resignation as a director, which resignation would become effective if the director candidate fails to receive the required majority vote in an uncontested election and the Board accepts such resignation. If a director candidate fails to receive the required majority vote, a special committee of independent directors will consider the resignation and make a recommendation to the Board as to whether to accept or reject such resignation. The Board will then publicly disclose its decision regarding the resignation and the rationale behind the decision.

Our Corporate Governance Guidelines generally require directors to retire at the first annual meeting that occurs after the director’s 75th birthday unless the Board (other than the affected director) waives the requirement upon the recommendation of the Governance Committee.

Recommendation of the Board

Our Board of Directors recommends that holders of Common Stock vote FOR the election of the three nominees listed below to serve as Class II directors for a three-year term ending at our 2029 Annual Meeting of Stockholders:

Margot L. Carter

Michael R. Nicolais

Mary P. Ricciardello

Director Qualifications and Biographies

Set forth below is information about the nominees standing for election at our 2026 Annual Meeting, as well as our continuing directors whose terms of office do not expire at such annual meeting. The biographical information appearing below regarding the nominees for director and continuing directors has been furnished to us by the respective nominees and directors. Also included below is a brief description of how each individual’s experience qualifies him or her to serve as a director of the Company.

Eagle Materials Inc. - 2026 PROXY STATEMENT	9

PROPOSAL NO. 1

Nominees Whose Terms Expire at our 2026 Annual Meeting

(Class II Directors)

Margot L. Carter	Experience

President and Founder,
Living Mountain Capital L.L.C.

Age: 58

Director since: 2017

Independent

Committee Membership:

•
Compensation (Chair)
•
Corporate Governance, Nominating and Sustainability
•
Former Member of the Audit Committee

•
President, Living Mountain Capital L.L.C., a business advisory consulting firm she founded in 1998. She advises and invests in companies, including Cien.ai, a cloud-based digital AI sales intelligence business, which she co-founded in 2016
•
Executive Vice President, Chief Legal Officer and Secretary, RealPage, Inc. (Nasdaq: RP), a leading global software and data analytics company for the real estate industry (2010-2015)
•
Executive Vice President and General Counsel, The Princeton Review, Inc. (Nasdaq: TPR) (2004-2007)
•
Executive Vice President, General Counsel and Executive Managing Director, Soundview Technology Group, Inc. (Nasdaq: SNDV) (2003-2004)
•
Assistant General Counsel, Cantor Fitzgerald and eSpeed, Inc. (Nasdaq: ESPD) (2001-2003)
•
Executive Vice President, General Counsel and Secretary, SourceHOV (Nasdaq: FYII) (1996-2000)
•
Corporate Finance Attorney, Morgan Lewis & Bockius (1991-1996)

Qualifications and Expertise Provided to Our Board

•
Proven executive and leadership experience, including as a C-suite executive and director of public companies, providing broad insight into the dynamics of a corporate board, strategic planning, risk oversight and human capital, executive compensation and environmental, social and governance issues

•
Deep M&A and business development experience gained through multiple acquisitions throughout her career, including while at RealPage (which she took public) and through the sale of businesses (The Princeton Review’s sale to Bain Capital Ventures and Soundview Technology Group’s sale to The Charles Schwab Corporation)

• Industry knowledge gained through service as presiding independent director of Installed Building Products and as a director of Interior Logic Group through its sale to Blackstone
• Rigorous financial discipline as a former member of our Audit Committee and as a member of IBP’s audit committee

Other Boards
• Tyler Technologies, Inc. (NYSE: TYL) (2024-present)
• Installed Building Products, Inc. (NYSE: IBP) – Presiding Independent Director, Chair of Nominating and Governance Committee and member of the Audit Committee (2014-present)
• North Texas Chapter of National Association of Corporate Directors, Chair Emeritus; Chair (2022-2023)
• Interior Logic Group Holdings, Inc. (2017-2021)

Education and Certifications
• J.D., Fordham University School of Law
• B.A., Economics and History, Binghamton University
• NACD Directorship Certified (NACD.DC)

Eagle Materials Inc. - 2026 PROXY STATEMENT	10

PROPOSAL NO. 1

Michael R. Nicolais	Experience

Managing Partner,
Roble Drive Investment Company

Age: 68

Director since: 2001

Independent

Chairman of the Board since

2019

Committee Membership:

•
Executive
•
Compensation
•
Former Chairman of the Corporate Governance and Nominating Committee

•
Managing Director, Roble Drive Investment Company, a private investment firm he founded in 2020 (2020-present)
•
Vice Chairman and Chief Executive Officer, Highlander Partners L.P. (2017-2019)
•
President, Highlander Partners, L.P. (2004-2016)
•
Managing Director, Stephens, Inc. (2002-2004)
•
Partner, Olivhan Investments, L.P. (2001-2002)
•
Managing Director, Investment Banking Division, Donaldson, Lufkin & Jenrette Securities Corporation (1986-2000)

Qualifications and Expertise Provided to Our Board
• Deep knowledge of capital markets, financial analysis and financial oversight experience gained through his work as an investment banker and investment manager
• Extensive experience as a director of portfolio companies, including with respect to financial, operational and executive compensation matters
• Extensive mergers and acquisitions experience gained through numerous acquisitions, investments and divestitures

Other Boards
• Hi-Tech Systems, LLC (2022-present)
• University of Puget Sound, Trustee (2018-2020)
• Bevolution Corp (2016-2019)
• Twitchell Corp. (2016-2019)
• FDL Ltd. (2017-2019)
• Biamp, Inc. (2017-2019)

Education and Certifications
• M.B.A., The Wharton School, University of Pennsylvania
• B.A., Economics, Wake Forest University

Eagle Materials Inc. - 2026 PROXY STATEMENT	11

PROPOSAL NO. 1

Mary P. Ricciardello	Experience
Retired Senior Vice President and Chief Accounting Officer, Reliant Energy Inc. Age: 70 Independent Director since: 2020 Committee Membership: • Audit • Corporate Governance, Nominating and Sustainability
•
Senior Vice President and Chief Accounting Officer, Reliant Energy Inc. (1999-2002)
•
Vice President and Comptroller, Reliant Energy Inc. (1996-1999)
•
Comptroller, Reliant Energy Inc. (1993-1996)
•
Assistant Treasurer and Assistant Corporate Secretary, Houston Lighting & Power Company (1991-1993)
•
Manager, Financial Services, Houston Lighting & Power Company (1986 -1990)

Qualifications and Expertise Provided to Our Board
• Rigorous accounting, corporate finance, tax and financial experience gained as an executive officer and board member of public and private entities

•
Deep experience and knowledge acquired as an executive officer and board member, including with respect to strategic planning, corporate governance, strategic transactions, executive compensation, and environmental and social matters

• M&A and business development experience gained through large acquisitions and divestitures (domestic and international)

Other Boards
• ProPetro Holding Corp. (NYSE: PUMP) (2023-present)
• Devon Energy (NYSE: DVN) (2008-2021)
• Noble Corporation (NYSE: NE) (2003-2020)
• EnLink Midstream (NYSE: ENLC) (2014-2018)
• Midstates Petroleum (NYSE: MPO) (2010-2013)
• U.S. Concrete (Nasdaq: RMIX) (2003-2010)
• TriCities Chapter (Houston) of National Association of Corporate Directors, Board Leadership Fellow
• University of Saint Thomas (2012-2017), Executive Committee Member, Audit and Finance Committee Chairperson
• Galveston/Houston Catholic Endowment Foundation (2003-2012), Vice President and Assistant Treasurer, Executive Committee, Finance Committee

Education and Certifications
• M.B.A., (Finance), University of Houston
• B.B.A., University of South Dakota
• Licensed Certified Public Accountant
• CERT Certificate in Cybersecurity, Carnegie Mellon University (2017)

Eagle Materials Inc. - 2026 PROXY STATEMENT	12

PROPOSAL NO. 1

Continuing Directors Whose Terms Expire at our 2027 Annual Meeting

(Class III Directors)

Rick Beckwitt	Experience

Retired Co-Chief Executive Officer and Co-President, Lennar Corporation

Age: 67

Director since: 2014

Independent

Committee Membership:

•
Corporate Governance, Nominating and Sustainability (Chair)
•
Former Member of the Audit Committee

•
Co-Chief Executive Officer and Co-President, Lennar Corporation (2020-2023)
•
Chief Executive Officer, Lennar Corporation (2018-2020)
•
President, Lennar Corporation (2011-2018)
•
Executive Vice President, Lennar Corporation (2006-2011)
•
Owner and Principal, EVP Capital, L.P., a venture capital and real estate advisory company (2000-2003)
•
Executive officer roles, including President, D.R. Horton (1993-2000)
•
Mergers and Acquisitions and Corporate Finance Departments, Lehman Brothers (1986-1993)

Qualifications and Expertise Provided to Our Board
• Deep knowledge of the homebuilding and real estate industries gained through executive roles leading, managing, operating and growing the two largest homebuilding companies in the United States
• Extensive executive, leadership and operational experience, including as the Chief Executive Officer and as a director, providing broad insight into the dynamics of a corporate board
• Strategic planning, risk oversight, human capital, executive development, succession planning and compensation matters, and environmental, social, regulatory and governance issues
• M&A, corporate finance and business development experience gained through numerous acquisitions undertaken by Lennar and D.R. Horton and through his experience as an investment banker

Other Boards
• Weyerhaeuser Company (NYSE: WY) (2025-present)
• Ferguson Enterprises Inc. (NYSE: FERG) (2024-present)
• Lennar Corporation (NYSE: LEN) – Director (2018-2023)
• Five Point Holdings (NYSE: FPH) – Director (2016-2020)
• D.R. Horton (NYSE: DHI) – Director (1993-2003)

Education and Certifications
• B.A., Psychology, Claremont McKenna College

Eagle Materials Inc. - 2026 PROXY STATEMENT	13

PROPOSAL NO. 1

Mauro Gregorio	Experience
Retired President - Performance Materials and Coatings Division, Dow Inc. Age: 63 Director since: 2021 Independent Committee Membership: • Audit • Corporate Governance, Nominating and Sustainability
•
President – Performance Materials and Coatings, Dow Inc. (2020-2024)
•
Executive Oversight for Latin America, Dow Inc. (2019-2024)
•
CEO – Dow Silicone Corporation f/k/a Dow Corning (2016-2024)
•
President – Dow Consumer Solutions, Dow Inc. (2016-2020)
•
President – Feedstocks and Energy Business, Dow Inc. (2012-2016)
•
Commercial Vice President – EMEA and North America, Dow Inc. (2009-2012)

Qualifications and Expertise Provided to Our Board
• Executive leadership experience as an officer at a Fortune 100 Company (Dow) leading multi-billion-dollar global business divisions
• Extensive executive business management experience acquired through several leadership assignments that included supply chain, commercial, innovation and large M&A transactions
• Deep global business leadership experience, including through international assignments in Europe and Latin America and JV board service in Asia and the Middle East
• Breadth of business management experience from industrial commodity to specialty-oriented businesses, building inclusive growth-oriented teams
• Implementation of leading-edge sustainability projects addressing greenhouse gas emissions and energy transition

Other Boards
• Graham Corporation (NYSE: GHM) (2025-present) • Reworld (2025-present) • Goodyear Chemicals (2025-present)
• Mid-Michigan Health Foundation Board Vice Chair (2020-present) • Radius Recycling, Inc. (Nasdaq: RDUS) (2024-2025)
• Chairman USA Delegation of USA-Brazil CEO Forum (2019-2024)
• United Way (Great Lakes Bay Region) (2016-2022)
• Northwood University (2017-2020)
• Several Dow JVs (Korea, Japan, Kuwait, Brazil, USA)

Education and Certifications
• M.B.A., Northwood University
• B.S., Chemical Engineering, Escola de Engenharia Maua, Brazil
• LCDA (Latino Corporate Directors Association) BoardReady Institute (BRI) program in board governance excellence
• No. 1 Executive on the Yahoo Finance Empower Top 100 Ethnic Minority Senior Business Leader Role Models (2020) – Top 10 Awardee in 2021-2023

Eagle Materials Inc. - 2026 PROXY STATEMENT	14

PROPOSAL NO. 1

Michael R. Haack	Experience
President and Chief Executive Officer, Eagle Materials Inc. Age: 53 Director since: 2019 Committee Membership: • Executive
•
President and Chief Executive Officer, Eagle Materials Inc. (2019-present)
•
President and Chief Operating Officer, Eagle Materials Inc. (2018-2019)
•
Executive Vice President and Chief Operating Officer, Eagle Materials Inc. (2014-2018)
•
Global Operations Manager, Sperry Drilling, Halliburton Energy Services (2014)
•
Principal Global Strategic Business Manager, Sperry Drilling, Halliburton Energy Services (2013-2014)
•
Senior Northern Region Manager, Sperry Drilling, Halliburton Energy Services (2010-2013)
•
Senior Country Manager (Norway), Sperry Drilling, Halliburton Energy Services (2008-2010)

Qualifications and Expertise Provided to Our Board
• Extensive knowledge of the Company’s operations
• Executive, operational, supply chain and strategic planning experience gained in manufacturing and heavy industry over the past 20 years
• Mergers and acquisitions experience, including divestitures and integration of acquired businesses
• Deep engineering and environmental experience gained in heavy industry
• Extensive international experience living and managing operations in foreign countries and managing remote operations globally for Halliburton, bringing a global view to decision-making and strategy
• Extensive experience managing large operations – $3.6 billion in revenue, 8,000+ personnel with extensive network of facilities globally
• Deep commitment and experience with establishing safety cultures, processes and procedures to enable operations to run more safely with reduced impact on the environment

Other Boards
• Concrete Advancement Foundation Trustee (2025-present) • Terra CO2 (2025-present) • Member of the Texas A&M University Industrial Engineering Advisory Council (2002-present)

Education and Certifications
• M.B.A., Rice University
• M.S., Industrial Engineering, Texas A&M University
• B.S., Industrial Engineering, Purdue University

Eagle Materials Inc. - 2026 PROXY STATEMENT	15

PROPOSAL NO. 1

Continuing Directors Whose Terms Expire at our 2028 Annual Meeting

(Class I Directors)

George J. Damiris	Experience
Retired President and Chief Executive Officer, HollyFrontier Corporation Holly Energy Partners, L.P. Age: 66 Director since: 2016 Independent Committee Membership: • Compensation
•
President and Chief Executive Officer, HollyFrontier Corporation and Holly Energy Partners, L.P. (2016-2019)
•
Executive Vice President and Chief Operating Officer, HollyFrontier Corporation (2014-2016)
•
Senior Vice President, Supply and Marketing, HollyFrontier Corporation (2008-2014)
•
Vice President, Corporate Development, HollyFrontier Corporation (2007-2008)
•
President, INVISTA Intermediates, Koch Industries, Inc. (2004-2007)
•
Managing Director, Koch Capital Markets, Koch Industries, Inc. (2001-2004)
•
Vice President, Koch Refining Company, Koch Industries, Inc. (1997-2001)
•
Vice President, Koch Chemical, Koch Industries, Inc. (1994-1997)
•
President, Koch Gas Services, Koch Industries, Inc. (1991-1994)
•
Manager – Commercial Development, Koch Petroleum Group, Koch Industries, Inc. (1989-1991)

Qualifications and Expertise Provided to Our Board
• Deep business leadership experience, including commercial and operational oversight of a regulated heavy industrial business
• Extensive public company leadership experience, including strategic planning, capital allocation, compensation programs, succession planning, governance, investor and other stakeholder relations
• Proven business development experience identifying, evaluating, executing and integrating various mergers, acquisitions, divestitures and capital projects

Other Boards
• DNOW Inc. (NYSE: DNOW) (2025-present)
• MRC Global Inc. (NYSE: MRC) (2021-2025)
• HollyFrontier Corporation (NYSE: HFC) (2015-2019)
• Holly Energy Partners, L.P. (NYSE: HEP) (2016-2019)
• Petroleum Service Corporation (2021-2024)

Education and Certifications
• M.B.A., Case Western Reserve University
• B.S., Chemical Engineering, Case Western Reserve University

Eagle Materials Inc. - 2026 PROXY STATEMENT	16

PROPOSAL NO. 1

Martin M. Ellen	Experience
Retired Chief Financial Officer and Executive Vice President, Dr Pepper Snapple Group, Inc. Age: 72 Director since: 2013 Independent Committee Membership: • Audit (Chair)
•
Chief Financial Officer and Executive Vice President, Dr Pepper Snapple Group, Inc. (NYSE: DPS) (2010-2018)
•
Chief Financial Officer and Senior Vice President – Finance, Snap-on Inc. (NYSE: SNAP) (2002-2010)
•
Vice President and Chief Financial Officer, Cabot Microelectronics Corporation (NYSE: CBT) (2001-2002)
•
Senior Vice President and Chief Financial Officer, Whitman Corporation (NYSE: PAS) (1998-2001)
•
Chief Financial Officer of two Caremark divisions (Home Healthcare and Physician Practice Management) (1992-1998)
•
Chief Financial Officer, Sun Electric Corp. (1988-1992)
•
Chief Financial Officer, D&K Financial Corp. (1984-1988)
•
Senior Audit Manager, Price Waterhouse (1975-1984)

Qualifications and Expertise Provided to Our Board

•
Rigorous accounting, tax, treasury, audit, information technology and business development experience and knowledge gained from over 30 years serving as chief financial officer with public and private companies and prior experience with a major public accounting firm

•
As Chief Financial Officer, extensive executive, leadership and operational experience in strategic planning, risk oversight, executive compensation, lean and six sigma process improvement methodologies and environmental, social and governance issues

• Extensive M&A and business development experience gained through principal involvement in over $40 billion of acquisitions and divestitures internationally

Education and Certifications
• M.B.A., J.L. Kellogg Graduate School of Business, Northwestern University
• B.S., Accounting, University of Illinois Urbana-Champaign
• Certified Public Accountant
• Instructor, Business Leadership Center, Southern Methodist University, Cox School of Business

Eagle Materials Inc. - 2026 PROXY STATEMENT	17

PROPOSAL NO. 1

David Rush	Experience
Retired President and Chief Executive Officer, Builders FirstSource, Inc. Age: 63 Director since: 2025 Independent Committee Membership: • Audit • Compensation
•
President and Chief Executive Officer, Builders FirstSource, Inc. (NYSE: BLDR) (2023-2024)
•
Interim Chief Executive Officer, Builders FirstSource, Inc. (2022-2023)
•
Executive Vice President, Strategic Management Office, Builders FirstSource, Inc. (2022-2022)
•
Executive Vice President, Integration Management Office, Builders FirstSource, Inc. (2021-2022)
•
Senior Vice President and Regional Chief Operating Officer, East, Builders FirstSource, Inc. (2018-2021)
•
Senior Vice President, Strategy and Business Development, Builders FirstSource, Inc. (2017-2018)
•
Senior Vice President, Integration, Builders FirstSource, Inc. (2015-2017)
•
Area Vice President, South Carolina, North Carolina and Tennessee, Builders FirstSource, Inc. (2003-2015)
•
Vice President, Finance, Builders FirstSource, Inc. (1999-2003)
•
Chief Financial Officer, Bojangles Inc. (1998-1999)

Qualifications and Expertise Provided to Our Board
• Previous President and CEO of publicly traded Fortune 500 company
• Current member of Board of Directors of Builders FirstSource
• Various senior management financial roles throughout his 40-year career

Other Boards
• Watkins Associates, Inc. (2025-present) • Builders FirstSource, Inc. (NYSE: BLDR) (2022-present)

Education and Certifications
• B.A., Accounting, University of North Carolina at Chapel Hill

Eagle Materials Inc. - 2026 PROXY STATEMENT	18

PROPOSAL NO. 1

Board Meetings and Attendance Records

During the Company’s fiscal year ended March 31, 2026, our Board of Directors held four regularly scheduled meetings and no special meetings. During such fiscal year, all of the incumbent directors attended at least 75% of the meetings of the Board and the committees of the Board on which they served. In accordance with our informal policy, we anticipate that all continuing directors and nominees will attend our 2026 Annual Meeting. All of our then-current directors attended our 2025 Annual Meeting of Stockholders. We strongly encourage all directors to attend our stockholder meetings. Our non-employee directors (which currently constitute all our directors, except for Mr. Haack) meet immediately after all Board meetings without management present. The Chairman presides at all executive sessions of the non-employee directors.

Eagle Materials Inc. - 2026 PROXY STATEMENT	19

DIRECTOR COMPENSATION

Director Compensation

Director compensation for the 12-month period from August 2025 through July 2026 was approved by our Board of Directors in August 2025 and was unchanged from the compensation program in effect for the preceding one-year period. The Board adopted a director compensation structure in which directors who are not employees of the Company or any of our subsidiaries received compensation for their services during the 12-month period from August 2025 through July 2026 by electing one of the following two compensation package alternatives:

(1)
total compensation valued at $230,000, of which $105,000 is paid in cash fees and the remainder is provided in the form of an equity grant valued at $125,000; or
(2)
an equity grant valued at $261,500.

The value of the equity grant under either alternative is allocated between restricted stock and options to purchase Common Stock (based upon the recommendation of the Compensation Committee, which was based in part on the stated preference of the recipient) with respect to each non-employee director.

In accordance with the terms of the Eagle Materials Inc. 2023 Equity Incentive Plan (“2023 Incentive Plan”) the exercise price of stock options is set at the closing price of the Common Stock on the NYSE on the date of grant. The number of option shares granted is determined as of the date of the grant by using the Black-Scholes method. All options granted to directors in August 2025 have a ten-year term but are subject to vesting requirements, with the options becoming fully vested (exercisable) on the earliest to occur of (i) the one-year anniversary of the date of grant; (ii) the next annual meeting of the Company’s stockholders, which is at least 50 weeks after the immediately preceding year’s annual meeting; (iii) the recipient’s retirement from the Board in accordance with the Company’s director retirement policy, or earlier under such terms and conditions as approved by the Compensation Committee; (iv) the recipient’s disability as determined by the Compensation Committee; or (v) the recipient’s death.

The number of shares of restricted stock is determined as of the date of grant using the closing price of the Common Stock on the NYSE on the date of grant. The restricted stock granted to directors in August 2025 is subject to vesting requirements, with the shares becoming fully vested (unrestricted) on the earliest to occur of (i) the one-year anniversary of the date of grant; (ii) the next annual meeting of the Company’s stockholders, which is at least 50 weeks after the immediately preceding year’s annual meeting; (iii) the recipient’s retirement from the Board in accordance with the Company’s director retirement policy, or earlier under such terms and conditions as approved by the Compensation Committee; (iv) the recipient’s disability as determined by the Compensation Committee; or (v) the recipient’s death. During the restriction period the director will have the right to vote the shares. In addition, upon the vesting of the underlying shares, the director will also be entitled to accrued cash dividends with respect to such shares that were paid to holders of Common Stock during the restriction period.

Non-employee directors who chair committees of the Board of Directors receive additional annual compensation. The chairs of the Audit Committee, Compensation Committee and Governance Committee each receive a fee of $20,000 per year. The Chairman of the Board received an additional fee of $125,000 during the past year. Chairpersons who choose compensation package alternative one (part equity and part cash) receive this additional compensation in the form of cash. Chairpersons who choose compensation package alternative two (all equity) receive this additional compensation in the form of equity, in which case a 30% premium is added to such fees when valuing the equity to be received by such chairperson.

In certain prior years, equity grants were in some cases made in the form of restricted stock units, which we refer to as “RSUs.” In the case of non-employee directors who hold unvested RSUs (which currently only includes Mr. Nicolais), these directors will receive dividend equivalent units as and when the Company pays a cash dividend on the Common Stock in accordance with the terms of the RSUs.

All directors are reimbursed for reasonable expenses of attending meetings.

Eagle Materials Inc. - 2026 PROXY STATEMENT	20

DIRECTOR COMPENSATION

Non-Employee Director Compensation for Fiscal Year 2026

The table below summarizes the compensation paid by the Company to our non-employee directors for the fiscal year ended March 31, 2026. Mr. Haack served as a director for the fiscal year ended March 31, 2026 but did not receive any additional compensation for such service, and his compensation as our Chief Executive Officer is included in the Fiscal 2026 Summary Compensation Table found in the Executive Compensation section of this Proxy Statement.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Total ($)

Rick Beckwitt	—	287,709	—	287,709
Margot L. Carter	118,336	125,120	—	243,456
George J. Damiris	—	261,615	—	261,615
Martin M. Ellen	35,000	287,709	—	322,709
Mauro Gregorio	—	261,615	—	261,615
Michael R. Nicolais	—	424,204	—	424,204
David B. Powers(2)	35,000	—	—	35,000
Mary P. Ricciardello	—	261,615	—	261,615
David Rush(3)	47,917	261,615	—	309,532
Richard R. Stewart(2)	35,000	—	—	35,000

(1)
The amounts in this column reflect the value of restricted stock awards made to the directors in the fiscal year ended March 31, 2026 and are consistent with the grant date fair value of the awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification ("FASB ASC") Topic 718. For assumptions used in determining these values, refer to footnote (K) to the Company’s audited financial statements for the fiscal year ended March 31, 2026, included in the Company’s Annual Report on Form 10-K filed with the SEC on May 19, 2026 (the “Fiscal 2026 Form 10-K”).
(2)
Messrs. Powers and Stewart retired from the Board effective August 4, 2025.
(3)
Mr. Rush was appointed to the Board on May 15, 2025. For the period from May 15, 2025 through July 31, 2025, he was paid a pro-rata retainer at the annual rate of $230,000.

The following chart shows the number of outstanding stock options, RSUs and shares of restricted stock held by each non-employee director as of March 31, 2026.

Name	Stock Options(1)	RSUs(2)	Restricted Stock(3)

Rick Beckwitt	2,070	—	5,695
Margot L. Carter	—	—	561
George J. Damiris	—	—	1,173
Martin M. Ellen	—	—	3,142
Mauro Gregorio	—	—	1,173
Michael R. Nicolais	17,026	3,991	7,270
David B. Powers	—	—	—
Mary P. Ricciardello	5,338	—	1,173
David Rush	—	—	1,173
Richard R. Stewart	—	—	—

(1)
All of these stock options were fully exercisable as of March 31, 2026.

Eagle Materials Inc. - 2026 PROXY STATEMENT	21

DIRECTOR COMPENSATION

(2)
The RSUs granted to non-employee directors (and any accrued dividend equivalent RSUs) are not payable until the non-employee director’s service on the Board terminates because of the director’s death or the director’s retirement in accordance with the Company’s director retirement policy, or under such circumstances as are approved by the Compensation Committee. The number of RSUs reflected in this column includes the following aggregate dividend equivalent units, which are accrued by holders of our RSUs at any time we pay a cash dividend on our Common Stock: Mr. Nicolais – 690 RSUs.
(3)
The restrictions on the following restricted stock awards (made prior to fiscal 2024) will not lapse until the non-employee director’s service on the Board terminates because of the director’s death or the director’s retirement in accordance with the Company’s director retirement policy, or under such circumstances as are approved by the Compensation Committee: Mr. Beckwitt - 4,405 shares; Mr. Ellen - 1,852 shares; and Mr. Nicolais - 5,368 shares. Any cash dividends declared and paid by the Company during the restricted period are paid in cash at the time of the dividend payment with respect to such prior restricted stock grants. The remaining restricted shares reflected in the table were granted in fiscal 2026 and will vest on the earliest to occur of (i) August 4, 2026; (ii) the next annual meeting of the Company’s stockholders, which is at least 50 weeks after the immediately preceding year’s annual meeting; (iii) the recipient’s retirement from the Board in accordance with the Company’s director retirement policy, or earlier under such terms and conditions as approved by the Compensation Committee; (iv) the recipient’s disability as determined by the Compensation Committee; or (v) the recipient’s death. Upon the vesting of the fiscal 2026 restricted shares, the director will be entitled to accrued cash dividends with respect to such shares that were paid to holders of Common Stock during the restriction period.

Eagle Materials Inc. - 2026 PROXY STATEMENT	22

CORPORATE GOVERNANCE

Corporate Governance

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and Chief Executive Officer (“CEO”) are performed by two different individuals. Mr. Haack, our CEO, focuses on the day-to-day operation of the Company’s businesses and also participates in long-term strategy and development. Mr. Nicolais, our Chairman, oversees the Company’s general strategic direction and leads and manages the Board. In particular, Mr. Nicolais (i) presides at Board meetings; (ii) approves agendas and adds agenda items for Board meetings and meetings of independent directors; (iii) acts as liaison between independent directors and the CEO; (iv) presides over executive sessions of independent directors; (v) where appropriate, engages and consults with major stockholders and other constituencies; (vi) meets one-on-one with the CEO following executive sessions of independent directors; and (vii) guides the Board in its consideration of CEO succession.

Board of Directors

Our entire Board of Directors is involved in the oversight of management’s efforts to identify, evaluate and manage risks on behalf of the Company, and the Board discusses these topics with management and the Audit Committee throughout the year. Further, the independent directors address risk management in executive sessions without management present. As appropriate in the context of their chartered roles, the Board’s other committees also perform risk management and oversight activities during the year.

Audit Committee The Audit Committee oversees the preparation by management of a risk report on a quarterly basis.	Compensation Committee The Compensation Committee is responsible for overseeing incentive metrics and the mix of incentive pay for executive compensation plans and policies.

Governance Committee

The Governance Committee is responsible for overseeing governance issues that may create governance risks, such as board composition, director selection and other governance policies and practices that are critical to the success of the Company.

Management

Our risk management processes include continuous work to assess and analyze the most likely future risks and address them in our long-term planning process and daily risk management activity.

As part of its primary risk management function, the Audit Committee oversees the preparation by management of a risk report on a quarterly basis. However, our entire Board of Directors is also involved in the oversight of management’s efforts to identify, evaluate and manage risks on behalf of the Company, and the Board discusses these topics with management and the Audit Committee throughout the year. Further, the independent directors address risk management in executive sessions without management present. As appropriate in the context of their chartered roles, the Board’s other committees also perform risk management and oversight activities during the year. For example, the Governance Committee is responsible for overseeing governance issues that may create governance risks, such as board composition, director selection and other governance policies and practices that are critical to the success of the Company.

Cybersecurity Risk Oversight

At quarterly Audit Committee meetings (at which the rest of the Board is also present), management provides updates on cybersecurity, including third-party engagement regarding the cybersecurity landscape and emerging threats, the results of annual cybersecurity training for all personnel with network access, and the results of periodic employee phishing exercises. As part of its insurance program, the Company maintains cyber insurance. The Company has no indication of a material cybersecurity breach within the past three fiscal years that would have had a material impact on our business or results of operations. For additional information, see Part I, Item 1C of the Fiscal 2026 Form 10-K .

Eagle Materials Inc. - 2026 PROXY STATEMENT	23

CORPORATE GOVERNANCE

Risk Assessment in Compensation Programs

Consistent with SEC disclosure requirements, management, the Compensation Committee and the Board have assessed the Company’s compensation programs. Based upon all of the facts and circumstances available to the Company at the time of the filing of this Proxy Statement, the Board has concluded that risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company or encourage unnecessary and excessive risk-taking.

This assessment was overseen by the Compensation Committee, in consultation with management. The Board reviewed the compensation policies and practices in effect for our executive officers, senior management and other employees and assessed the features the Company has built into the compensation programs and other programs and policies to discourage excessive risk-taking. These features include, among other things, a balance among different elements of compensation, use of different performance metrics for different elements of compensation, restrictions on pricing authority, review and approval of material contracts, and stock ownership guidelines for senior management.

Oversight of Sustainability Matters

Our Board is committed to effective oversight of sustainability matters, including our climate-related risks, and ensuring progress across our sustainability initiatives. In particular, pursuant to its charter, our Governance Committee has formal responsibility for leading the Board’s oversight of these matters in coordination with management and other Board committees as appropriate. The Governance Committee’s sustainability oversight responsibilities include providing updates and making recommendations to the Board regarding current and emerging sustainability trends affecting the Company’s business, reviewing the Company’s environmental initiatives related to sustainability and climate change impacts and overseeing and reviewing the Company’s public disclosures on sustainability matters and related metrics (including, for example, the Company’s Sustainability Report, which is hosted on the Company’s website). The Governance Committee reviews sustainability matters at its regular quarterly meetings. Our Board is supported in its oversight by our CEO and other senior executives across functions including executive management, operations, engineering, finance, legal and investor relations. Working together, our Board and management ensure we are implementing and properly disclosing a responsible sustainability strategy that serves the best interests of the Company and its stakeholders.

Director Orientation and Continuing Education

Upon joining our Board, as part of our onboarding process, new directors are provided background materials, attend meetings with management and are invited to tour our operating facilities. This orientation enables new directors to become familiar with our business and strategic plans, significant financial matters, core values, compliance programs, corporate governance practices and other key policies and practices, including workplace safety, risk management, investor relations and sustainability efforts.

Continuing education opportunities are provided to keep directors updated with information about our industry, corporate governance developments, critical strategic issues facing the Company, changes in regulations applicable to the Company and significant changes in institutional investor sentiment and/or proxy advisory firm policies. Updates are included as part of quarterly Board and committee meetings, and from time to time, external advisers are invited to present such updates. The Company provides frequent opportunities for the Board or individual directors to engage with team leaders in different functional areas of the Company and visit Company facilities in order to support greater understanding of the Company's business, strategy and operations. Directors may also participate in the National Association of Corporate Directors (NACD), of which the Company is a member.

Eagle Materials Inc. - 2026 PROXY STATEMENT	24

CORPORATE GOVERNANCE

Board Committees

The standing committees of our Board of Directors include the Audit Committee, the Compensation Committee, the Governance Committee and the Executive Committee. The following table lists the chairperson and members of each committee as of March 31, 2026, and the number of meetings held by each committee during the fiscal year ended March 31, 2026:

AUDIT COMMITTEE

Meetings in Fiscal 2026: 7
•
Our Board has a standing Audit Committee, composed of at least three independent directors.
•
Our Audit Committee assists the Board in fulfilling its responsibility to oversee the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications, independence and appointment of our independent auditors, the performance of our internal audit function and independent auditors and the assessment of risks, including cybersecurity risks.
•
Our Audit Committee is governed by an amended and restated Audit Committee charter, a copy of which may be viewed on our website at www.eaglematerials.com and will be provided free of charge upon written request to our Secretary at our principal executive office. This reference to our website is intended to inform investors where they may obtain additional information; the materials and other information presented on our website are not incorporated in and should not be considered part of this Proxy Statement.
•
Our Board has determined that each member of our Audit Committee is independent within the meaning of applicable (1) corporate governance rules of the NYSE and (2) requirements set forth in the Exchange Act and the applicable SEC rules.
•
In addition, our Board has determined that each member of our Audit Committee satisfies applicable NYSE standards for financial literacy and that, based on his auditing and financial experience, including over 25 years of experience as a chief financial officer with public and private companies and prior experience with a major public accounting firm, the Chair of the Audit Committee, Mr. Ellen, is an audit committee financial expert within the meaning of the rules of the SEC.
•
Unless otherwise determined by the Board, no member of our Audit Committee may serve as a member of an audit committee of more than two other public companies.
•
Certain key functions and responsibilities of our Audit Committee are to:

Members:
Martin M. Ellen (Chair) • Mauro Gregorio Mary P. Ricciardello David Rush • Financial Expert Consists of four Independent Directors.
–

select, appoint, compensate, evaluate, retain and oversee the independent auditors engaged for purposes of preparing or issuing an audit report or related work or performing other audit, review, or attestation services for us;

– –

at least annually (i) evaluate the qualifications, performance and independence of the independent auditors, including an evaluation of the lead audit partner, (ii) assure the regular rotation of the lead audit partner at the independent auditors, and (iii) consider whether rotation of the accounting firm serving as the Company's independent auditors is advisable;

discuss any disclosed relationships or services that may affect the objectivity and independence of the auditors and take or recommend that the Board take appropriate action to ensure the independence of the auditors;

–

pre-approve all audit engagement fees and terms and all permissible non-audit services provided to us by our independent auditors, in accordance with the committee’s policies and procedures for pre-approving audit and non-audit services;

	–	establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or

Eagle Materials Inc. - 2026 PROXY STATEMENT	25

CORPORATE GOVERNANCE

auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;
–	discuss our annual audited financial statements, quarterly financial statements and other significant financial disclosures with management and our independent auditors;
–

discuss with management the types of information to be disclosed and the types of presentations to be made in our earnings press releases, as well as the financial information and earnings guidance we provide to analysts and rating agencies;

–	annually review and assess the performance of the Audit Committee and the adequacy of its charter;
–	discuss policies with respect to risk assessment and risk management;
– –

consider the effectiveness of our internal control systems, including information technology security and control;

review related-party transactions between the Company and any Section 16 officers and directors; and

–	prepare the report that is required to be included in our annual proxy statement regarding review of financial statements and auditor independence.

Our Audit Committee’s report on our financial statements for the fiscal year ended March 31, 2026 is presented below under the heading "Audit Committee Report."

Our Audit Committee meets separately with our independent auditors and with members of our internal audit staff outside the presence of the Company’s management or other employees to discuss matters of concern, to receive recommendations or suggestions for change and to exchange relevant views and information.

Eagle Materials Inc. - 2026 PROXY STATEMENT	26

CORPORATE GOVERNANCE

COMPENSATION COMMITTEE

Meetings in Fiscal 2026: 5
•
Our Board’s Compensation Committee is composed of independent directors who meet the corporate governance standards of the NYSE, including the enhanced NYSE independence requirements for directors serving on compensation committees, and who qualify as non-employee directors within the meaning of Rule 16b-3(b)(3) of the Exchange Act.
•
Under its amended and restated charter, the primary purposes of our Compensation Committee are to assist the Board in discharging its responsibilities relating to compensation of our Chief Executive Officer and other senior executives and to direct the preparation of the reports regarding executive compensation that the rules of the SEC require to be included in our annual proxy statement. You may review our charter on our website at www.eaglematerials.com - and a copy of which will be provided to you free of charge upon written request to our Secretary at our principal executive office. This reference to our website is intended to inform investors where they may obtain additional information; the materials and other information presented on our website are not incorporated in and should not be considered part of this Proxy Statement.
•
The Compensation Committee is authorized to hire outside advisers after considering all factors relevant to the adviser’s independence from management. For additional information regarding outside advisers engaged by the Compensation Committee, please see “Compensation Discussion and Analysis” below.
•
Certain key functions and responsibilities of our Compensation Committee are to:

Members:
Margot L. Carter (Chair) George J. Damiris Michael R. Nicolais David Rush Consists of four Independent Directors.
–

periodically review and make recommendations to our Board as to our general compensation philosophy and structure, including reviewing the compensation programs for senior executives and all of our benefit plans to determine whether they are properly coordinated and achieve their intended purposes;

–

annually review and approve corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluate his or her performance as measured against such goals and objectives and to set salary and other cash and equity compensation for our Chief Executive Officer based on such evaluation;

–

review and, after the end of the fiscal year and in consultation with our Chief Executive Officer, approve the compensation of our senior executive officers who are required to make disclosures under Section 16 of the Exchange Act (“senior executive officers”);

	–	administer the Company’s compensation plans for which it is named as plan administrator, including our 2023 Incentive Plan;
	–	report on compensation policies and practices with respect to our senior executive officers as required by SEC rules;
	–	review and recommend to the Board the compensation of non-employee directors;
	–	recommend stock ownership guidelines and monitor compliance therewith; and
	–	review and assess the performance of the Compensation Committee and the adequacy of its charter annually and recommend any proposed changes to the Board.

In accordance with the terms of our 2023 Incentive Plan, the Compensation Committee has delegated to the Special Situation Equity Award Committee (whose sole member is our CEO) the authority to grant time-vesting stock options and stock awards (either restricted stock or RSUs) in certain circumstances. Under this authorization, the Special Situation Equity Award Committee may grant stock options and stock awards (either restricted stock or RSUs) to employees under terms set by the Compensation Committee. This authority for fiscal 2026 was limited to an aggregate of up to 60,000 stock options and up to 25,000 stock awards (either restricted stock or RSUs), no one individual may receive more than 15,000 options and 6,250 shares of restricted stock/RSUs, and senior executive officers may not receive awards pursuant to this authority. Awards granted in fiscal 2026 under this delegation of authority vest approximately 33% per year commencing on the first

Eagle Materials Inc. - 2026 PROXY STATEMENT	27

CORPORATE GOVERNANCE

anniversary of the grant date. During fiscal 2026, no stock options were granted to employees under this authority out of a maximum of 60,000, and 1,886 stock awards (RSUs) were granted out of a maximum of 25,000.

Our Compensation Committee’s report for the fiscal year ended March 31, 2026 is presented below under the heading “Compensation Committee Report."

Our Compensation Committee meets as often as it deems appropriate, but no less than twice per year.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee had a relationship during the fiscal year ended March 31, 2026 that requires disclosure as a Compensation Committee interlock. Messrs. Damiris, Nicolais and Rush and Ms. Carter served on our Compensation Committee during the fiscal year ended March 31, 2026.

Eagle Materials Inc. - 2026 PROXY STATEMENT	28

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE, NOMINATING AND SUSTAINABILITY COMMITTEE

Meetings in Fiscal 2026: 4
•
Our Board’s Governance Committee is composed of independent directors who meet the corporate governance standards of the NYSE. The primary purposes of this committee are: (1) to advise and counsel our Board and management regarding, and oversee, our governance, including our Board’s selection of directors; (2) to develop and recommend to the Board a set of corporate governance principles for the Company; (3) to oversee the evaluation of our Board and management; and (4) to oversee the Company’s initiatives, opportunities, risks and reporting on material sustainability matters.
•
Our Governance Committee has adopted a written charter, and our Board has also adopted Corporate Governance Guidelines. Both the Governance Committee charter and the Corporate Governance Guidelines may be viewed on our website at www.eaglematerials.com and will be provided free of charge upon written request to our Secretary at our principal executive office. This reference to our website is intended to inform investors where they may obtain additional information; the materials and other information presented on our website are not incorporated in and should not be considered part of this Proxy Statement.
•
Certain key functions and responsibilities of our Governance Committee are to:

Members:
Rick Beckwitt (Chair) Margot L. Carter Mauro Gregorio Mary P. Ricciardello Consists of four Independent Directors.
	–	develop, periodically review and recommend to the Board a set of corporate governance guidelines for the Company;
	–	periodically review corporate governance matters generally and recommend action to the Board where appropriate;
	–	review and assess the adequacy of its charter annually and recommend any proposed changes to our Board for approval;
	–	monitor the quality and sufficiency of information furnished by management to our Board;
	–	actively seek, identify, recruit, screen, and interview individuals qualified to become members of the Board, and consider management’s recommendations for director candidates;
	–	evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board;
	–	establish and periodically re-evaluate criteria for Board membership;
	–	recommend to the Board the director nominees for each annual stockholders’ meeting;
	–	recommend to the Board nominees for each committee of the Board; and
–

in coordination with management and other Board committees, as appropriate, review and oversee the Company’s initiatives, opportunities, risks and reporting with respect to material sustainability matters (including those relating to climate risk).

The Governance Committee initiates and oversees an annual evaluation of the effectiveness of the Board and each committee, as well as the composition, organization (including committee structure, membership and leadership) and practices of the Board. The format of this evaluation varies from year-to-year, as determined by the Governance Committee each year. In the most-recent year, directors reacted to a series of questions with a score/ranking, which then informed further in-person discussion at a meeting. Part of the Governance Committee’s self-evaluation process involves an assessment of the effectiveness of the Company’s corporate governance policies.

Among the criteria the Governance Committee uses in evaluating the suitability of individual nominees for director (whether such nominations are made by management, a stockholder or otherwise) are their integrity, experience, achievements,

Eagle Materials Inc. - 2026 PROXY STATEMENT	29

CORPORATE GOVERNANCE

judgment, intelligence, personal character, ability to make independent analytical inquiries, willingness to devote adequate time to Board duties and the likelihood that he or she will be able to serve on the Board for a sufficient period of time to make a meaningful contribution. The Governance Committee also gives consideration to whether the nominees and Board members reflect a diversity in perspectives, backgrounds, business experiences and professional expertise.

Members of the Governance Committee, other members of the Board or executive officers may, from time to time, identify potential candidates for nomination to our Board. All proposed nominees, including candidates recommended for nomination by stockholders in accordance with the procedures described below, will be evaluated in light of the criteria described above and the projected needs of the Board at the time. As set forth in its charter, the Governance Committee may retain a search firm to assist in identifying potential candidates for nomination to the Board of Directors.

Our Governance Committee will consider candidates recommended by stockholders for election to our Board. A stockholder who wishes to recommend a candidate for evaluation by our Governance Committee should forward the candidate’s name, business or residence address, principal occupation or employment and a description of the candidate’s qualifications to the Chairman of the Governance Committee at the following address: Eagle Materials Inc., Attention: Secretary, 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225.

Our Bylaws provide that only persons who are eligible for election as directors are candidates nominated (a) by our Board (or a committee thereof, such as the Governance Committee) or (b) by a stockholder in accordance with certain procedures set forth in our Bylaws. Any stockholder wishing to receive a copy of our Bylaws should direct a written request to our Secretary at the Company’s principal executive offices. No nominees for election to the Board at the 2026 Annual Meeting were submitted by stockholders.

Eagle Materials Inc. - 2026 PROXY STATEMENT	30

CORPORATE GOVERNANCE

EXECUTIVE COMMITTEE

Meetings in Fiscal 2026: None
•
The principal function of our Board’s Executive Committee is to exercise all of the powers of the Board to direct our business and affairs between meetings of the Board, except that the Executive Committee may not amend our Restated Certificate of Incorporation or Bylaws, adopt an agreement of merger or consolidation under Delaware law, recommend the sale of all or substantially all of our assets or recommend the dissolution of the Company or the revocation of a dissolution. In addition, unless authorized by resolution of our Board of Directors, the Executive Committee may not declare a dividend, authorize the issuance of stock or adopt a certificate of ownership and merger under Delaware law.

Members:
Michael R. Nicolais (Chair) Michael R. Haack Consists of two Directors.

How to Contact Our Board

Stockholders and other interested parties can communicate directly with our Board, a committee of our Board, our independent directors as a group, our Chairman of the Board or any other individual member of our Board by sending the communication to Eagle Materials Inc., 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225, to the attention of the director or directors of your choice (e.g., Attention: Chairman of the Board of Directors or Attention: All Independent Directors, etc.). We will relay communications addressed in this manner as appropriate. Communications addressed to the attention of the entire Board are forwarded to the Chairman of the Board for review and further handling.

Eagle Materials Inc. - 2026 PROXY STATEMENT	31

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Executive Officers Who Are Not Directors

Following are the names, ages as of the date of this Proxy Statement and principal occupations of each person who was an executive officer of the Company during the fiscal year ended March 31, 2026 and who is not also a member of our Board. All of these persons were elected to serve until the next annual meeting of our Board or until their earlier resignation or removal.

D. Craig Kesler

Age: 50

Position: Executive Vice President – Finance and Administration and Chief Financial Officer (has held current office since August 2009; Vice President – Investor Relations and Corporate Development from March 2005 through August 2009; and was an Audit Manager with Ernst & Young LLP from April 2002 through September 2004).

Matt Newby

Age: 49

Position: Executive Vice President, General Counsel and Secretary (has held current office since June 2022; Associate General Counsel from June 2012 through May 2022; and was an associate at the law firms of Weil, Gotshal & Manges LLP and BakerBotts LLP from 2002 to 2012).

Eric Cribbs

Age: 54

Position: President – American Gypsum Company LLC (has held current office since June 2023; Executive Vice President of Concrete & Aggregates, Advanced Cementitious Materials, Logistics, and Procurement & Materials from January 2021 until June 2023; Vice President of Concrete and Aggregates, Safety, Logistics, and Procurement & Materials from January 2020 until January 2021; Vice President of Concrete and Aggregates from November 2018 until January 2020).

Tony Thompson

Age: 53

Position: Senior Vice President, Cement East (has held current office since 2019; Vice President - Cement, Concrete & Aggregates East Region from 2018 until 2019; President of Texas Lehigh Cement Company LP from 2010 until 2018).

Alex Haddock

Age: 39

Position: Senior Vice President - Investor Relations, Strategy and Corporate Development (has held current office since June 2024; Vice President - Investor Relations, Strategy and Corporate Development (June 2022 through May 2024); Vice President of Finance and Strategy at ATW, a Bain Capital portfolio company (2022); and was an Associate and Vice President at Goldman Sachs (2016 to 2022).

William R. Devlin

Age: 60

Position: Senior Vice President, Controller and Chief Accounting Officer (has held current office since August 2009; Vice President and Controller from October 2005 through August 2009; Director of Internal Audit from September 2004 through September 2005; and was a Senior Manager with PricewaterhouseCoopers LLP from July 1999 through August 2004). Mr. Devlin retired from his position as Senior Vice President, Controller and Chief Accounting Officer effective June 1, 2026.

Eagle Materials Inc. - 2026 PROXY STATEMENT	32

COMPENSATION COMMITTEE REPORT

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management, which has the responsibility for preparing the Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Fiscal 2026 Form 10-K.

Compensation Committee

Margot L. Carter, Chair

George J. Damiris

Michael R. Nicolais

David Rush

This report of the Compensation Committee does not constitute soliciting material and should not be considered to be filed or incorporated by reference into any of the other Company filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically requests that the information be treated as soliciting material or specifically incorporates this report by reference therein.

Eagle Materials Inc. - 2026 PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

This Compensation Discussion and Analysis is intended to provide investors with a better understanding of our compensation policies and decisions during fiscal 2026. The Compensation Committee strives to establish a strong link between pay and performance in order to better align our compensation program with the financial interests of our stockholders. The Compensation Committee’s decision-making was guided by long-standing principles, including aligning pay with performance; driving business results and long-term stockholder value; and paying competitively, while mitigating compensation-related risk and supporting effective succession planning.

The Compensation Committee is firmly committed to providing our executives with compensation opportunities that are tied to Company performance and stockholder value creation. We encourage our stockholders to review the complete description of the Company’s executive compensation program prior to casting a vote on this year’s say-on-pay advisory vote proposal (Proposal No. 2).

Our Year in Review

Focus on Strong Performance

$2.3B Record revenue	$13.16 Diluted earning per share	28.9% Return on equity

In fiscal 2026, Eagle again generated solid financial performance, achieving record revenue of $2.3 billion. A significant metric used in our compensation programs—return on equity (ROE)—was 28.9% for fiscal 2026. The Company's accomplishments this year are a testament to the operating strength of our businesses and the focus of our talented people.

Named Executive Officers

The following persons were Named Executive Officers for fiscal year 2026:

Michael R. Haack	President and Chief Executive Officer
D. Craig Kesler	Executive Vice President – Finance and Administration and Chief Financial Officer
Matt Newby	Executive Vice President, General Counsel and Secretary
Eric Cribbs	President, American Gypsum Company
Tony Thompson	Senior Vice President, Cement East

Compensation Philosophy

Our Core Tenet: Pay for Performance

Our compensation philosophy is based on the principles that executive compensation should:

•
Align the interests of our executives with those of our stockholders,
•
Reflect the Company’s performance as well as the executive’s individual performance,
•
Motivate management to achieve the Company’s operational and strategic goals,
•
Reward performance by both our executives and the Company relative to our peers’ performance in light of business conditions, and
•
Attract, retain and motivate highly qualified and talented executives over time.

Eagle Materials Inc. - 2026 PROXY STATEMENT	34

COMPENSATION DISCUSSION AND ANALYSIS

We believe that a significant portion of an executive’s compensation should be “at risk” – that is, contingent on the achievement of performance goals and other important company objectives, such as in the areas of sustainability or safety, and the individual’s performance and continued employment. Our performance-based compensation philosophy is evidenced by the charts below showing that 89% of our Chief Executive Officer’s target compensation opportunity for fiscal 2026 and 77% of our other Named Executive Officers’ target compensation opportunity for fiscal 2026 was performance-based or at-risk.

To achieve our compensation objectives for fiscal 2026, our executive compensation program used a combination of short-term and long-term elements: (1) annual salary, (2) annual cash incentive award, and (3) long-term incentive compensation in the form of restricted stock units and stock options, both with time and performance vesting conditions. Each element of long-term and short-term compensation is discussed more fully below under the heading “Primary Elements of Executive Compensation." The key features of our executive compensation program include the following:

(1)
We seek to align the interests of executives with those of our stockholders by:
•
Creating a direct and substantial link between the executive’s annual cash incentive award and our annual operating earnings,
•
Structuring long-term compensation as equity awards, so that executives have an appropriate incentive to contribute to the creation of long-term stockholder value, and
•
Requiring executives to meet stock ownership guidelines that will result in each executive holding a meaningful equity stake in the Company.
(2)
We seek to encourage improved performance by:
•
Establishing our annual cash incentive award potential based on our operating earnings and EBITDA, with the ability for the Compensation Committee to reduce the award based on individual performance goals, and
•
Tying the ability to earn a substantial portion of our equity-based awards to the achievement of financial goals.

Our Compensation Practices

Pay-for-performance is a longstanding core tenet of our compensation philosophy and one of the keys to Eagle’s long-term success. For years, our executive compensation programs have incorporated pay-for-performance and many other compensation best practices, including the following:

Eagle Materials Inc. - 2026 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

Things We Do	Things We Don’t Do

Align officer pay with performance.	Have employment agreements currently in effect with our executives.
Provide limited perquisites.	Provide tax gross-ups with respect to payments made in connection with a change in control.
Provide our executives a defined contribution Retirement Plan determined on the same basis as the benefits provided to all salaried employees.	Provide defined benefit plans for our executives.
Allow re-pricing of options (prohibited under our 2023 Incentive Plan without stockholder approval).
Maintain stock ownership guidelines requiring executives to align their long-term interests with those of our stockholders.	Allow employees or executives to speculate in our securities or engage in transactions designed to hedge their ownership interests (prohibited under our Insider Trading Policy).

Maintain recoupment (clawback) policies allowing the Company to pursue recovery of incentive-based compensation (whether cash or equity) in certain circumstances.	Allow employees or executives to pledge our securities as collateral for a loan or hold our securities in a margin account (prohibited under our Insider Trading Policy).

Eagle Materials Inc. - 2026 PROXY STATEMENT	36

COMPENSATION DISCUSSION AND ANALYSIS

Determining Executive Compensation

Advisory Vote on Executive Compensation; Central Role of Stockholder Engagement

We value feedback from our stockholders and regularly engage in a dialogue with a significant portion of our stockholders throughout the fiscal year to better understand their opinions on our business strategy and objectives and to obtain feedback regarding other matters of investor interest, such as executive compensation and sustainability matters.

At the 2025 Annual Meeting of Stockholders, the Company’s stockholders voted to approve a non-binding advisory resolution approving the compensation paid to our Named Executive Officers as disclosed in the proxy statement for the 2025 Annual Meeting of Stockholders. This “say-on-pay” proposal received the approval of approximately 98.9% of the votes cast. Stockholder support of our executive compensation program (reflected through the 2025 say-on-pay vote results) has remained strong; therefore, we did not make any changes to our compensation programs or practices that were related to the say-on-pay vote outcome.

Authority of the Compensation Committee

Our Compensation Committee meets regularly (five times in fiscal 2026) to oversee and administer the compensation program of the CEO and the other senior executive officers. See “Board Committees — Compensation Committee” above. The senior executive officers include all of the Named Executive Officers. In particular, the Compensation Committee is charged with the responsibility to:

•
Review and make recommendations regarding our general compensation philosophy and structure;
•
Annually review and approve corporate goals and objectives relevant to the compensation of our CEO;
•
Evaluate our CEO’s performance in light of such goals and objectives;
•
Set the salary and other cash and equity compensation for our CEO based on such evaluation;
•
Review and approve the compensation of our other senior executive officers;
•
Administer each of our plans for which our Compensation Committee has administrative responsibility;
•
Grant cash awards (including annual cash incentive awards) under our annual cash incentive award programs and equity awards (including options, restricted stock and restricted stock units) under our equity incentive plans to our officers and other key employees;
•
Review and recommend to the Board the compensation of our non-employee directors; and
•
Recommend to the Board stock ownership guidelines for our executive officers and non-employee directors and monitor compliance therewith.

The Compensation Committee consists solely of directors who are independent under the NYSE listing standards (including the enhanced independence requirements for compensation committee members). The Compensation Committee is authorized to hire such outside advisors as it deems appropriate. The Compensation Committee’s charter may be found in the “Investor Relations/Corporate Governance” section of our website www.eaglematerials.com. This reference to our website is intended to inform investors where they may obtain additional information; the materials and other information presented on our website are not incorporated in and should not be considered part of this Proxy Statement.

The Compensation Committee sets compensation for the Named Executive Officers on an annual basis. In general, the process for setting compensation involves the following steps:

As early as practicable after the beginning of each fiscal year, the Compensation Committee determines:

(1)
the salary of each Named Executive Officer for such fiscal year;
(2)
the overall size of the annual cash incentive award pools based on a percentage of operating earnings or EBITDA in which the Named Executive Officers will have the opportunity to participate during such year and the percentage of the pool assigned to each Named Executive Officer;
(3)
whether the Compensation Committee will make any long-term incentive compensation awards in such fiscal year;
(4)
if the Compensation Committee decides to make long-term compensation awards for such fiscal year, the amount, nature of and terms applicable to such awards, including the form any such awards will take (e.g., options, restricted stock, restricted stock units and/or cash), the performance- or time-vesting criteria (or both) that will apply to any such awards, and the exercisability or payment schedules that will apply to any such awards if the performance criteria are satisfied; and
(5)
the Eagle Materials Special Situation Program (described below) for such fiscal year and the overall funding levels for such program based on operating earnings.

For fiscal 2026, the Compensation Committee made these determinations at two meetings held early in the fiscal year, in May 2025.

Eagle Materials Inc. - 2026 PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS

After the end of the fiscal year, the Compensation Committee then:

(1)
reviews and approves the annual cash incentive award pools;
(2)
determines the extent to which the performance criteria for the prior fiscal year applicable to any long-term incentive awards were satisfied;
(3)
determines the amount of the downward adjustment, if any, to be made to the annual cash incentive award payment to each Named Executive Officer based on individual performance; and
(4)
if applicable, makes awards under the Eagle Materials Special Situation Program.

The Compensation Committee made these determinations for fiscal 2026 at two meetings held after the completion of the fiscal year, in May 2026.

Role of Management

Our CEO participates in the administration of our compensation program for Named Executive Officers, other than himself. The CEO is not present during discussions of his own compensation by the Compensation Committee. Following the end of each fiscal year, the CEO provides input to the Compensation Committee on the performance of each of the other Named Executive Officers during the fiscal year and recommends compensation adjustments (salary adjustments for the upcoming fiscal year, any downward adjustments to annual cash incentive award levels for the recently completed fiscal year, and annual cash incentive award levels for the upcoming fiscal year) and, if applicable, long-term incentive award levels for such Named Executive Officers. The CEO also provides input on the structure of our long-term incentive awards (if any) for such Named Executive Officers, including the long-term incentive award levels and the performance or other criteria that determine vesting and other terms and conditions applicable to the awards. The Compensation Committee considers the CEO’s input, along with other information presented by its independent compensation consultants or otherwise available to it, in making its final compensation decisions with respect to the Named Executive Officers.

Engagement of an Independent Compensation Consultant

In February 2025, the Compensation Committee engaged Meridian Compensation Partners (“Meridian”) to review levels and incentive components of our executives’ compensation in an effort to align the compensation of our officers competitively with the market for fiscal 2026. The primary role of Meridian was to provide the Compensation Committee with market data and information regarding compensation trends in our industry and to make recommendations regarding base salaries, the design of our incentive programs and executive compensation levels. The Compensation Committee has assessed the independence of Meridian pursuant to SEC and NYSE rules and concluded that no conflict of interest exists that would prevent Meridian from independently advising the Compensation Committee.

Compensation Peers

The data used by Meridian in its survey of compensation (the “compensation study”) was from compensation disclosures included in the proxy statements of members of our peer group, as well as Equilar survey data where available for particular positions. At the beginning of fiscal 2026 (spring 2025), Meridian reviewed the Company’s current peer group for appropriateness and provided the Compensation Committee with recommendations for adjustments. Meridian analyzed the Company’s peer group and potential modifications based on industry relevance, revenue (approximate range from 33% to 3 times the Company's revenue), EBITDA margin and overlap with other peer groups. Based on Meridian’s analysis and with consideration to management’s input, the Compensation Committee approved utilizing the same peer group that had been used in fiscal 2025 to analyze fiscal 2026 compensation (“compensation peer group”):

Arcosa, Inc.

Armstrong World Industries, Inc.

ATI Inc.

Compass Minerals International, Inc.

Gibraltar Industries, Inc.

H.B. Fuller Company

James Hardie Industries plc

Lennox International Inc.

Louisiana-Pacific Corp.

Martin Marietta Materials, Inc.

Minerals Technologies Inc.

Quaker Chemical Corp.

Summit Materials, Inc.

SunCoke Energy, Inc.

Vulcan Materials Company

can Materials Company

Eagle Materials Inc. - 2026 PROXY STATEMENT	38

COMPENSATION DISCUSSION AND ANALYSIS

Primary Elements of Executive Compensation

The primary elements of our executive compensation program are:

Element	Key Characteristics	Primary Purpose
Base salary	Fixed compensation that is reviewed annually	To attract and retain executives by providing a market-competitive level of fixed compensation
Annual cash incentive award	Variable compensation component payable from pool funded by operating earnings or EBITDA and further subject to the achievement of personal performance goals	To motivate and reward organizational and individual achievement of objectives
Long-term incentive compensation	Variable compensation component, with half of target value subject to the Company's achievement of a financial goal (with an absolute TSR modifier) and half subject to time-vesting	To align executives with stockholder interests, to reinforce long-term value creation and to provide a balanced portfolio of long-term incentive opportunities

Base Salary

Salaries of the Named Executive Officers are reviewed annually as well as at the time of a promotion or significant change in responsibilities. Considerations that may influence the salary level for a Named Executive Officer include individual performance, the Named Executive Officer’s skills or experience, the Meridian compensation study, our operating performance and the nature and responsibilities of the position. The fiscal 2026 base salary rates for the Named Executive Officers were effective April 1, 2025 as follows:

Name	Base Salary ($)	Percent Increase from Prior Year

Michael R. Haack	1,119,456	3.5
D. Craig Kesler	635,076	3.5
Matt Newby	540,788	3.5
Eric Cribbs	451,903	12.5
Tony Thompson	387,398	15.0

Annual Cash Incentive Award

The Compensation Committee is responsible for approving the annual cash incentive award for our CEO and the other Named Executive Officers. Annual cash incentive awards opportunities for Messrs. Haack, Kesler and Newby were provided under the Eagle Materials Inc. Salaried Incentive Compensation Program for Fiscal Year 2026 (the “Eagle Annual Incentive Program”). The Eagle Annual Incentive Program and the Company’s other incentive programs for fiscal 2026 were structured to create financial incentives and rewards that are directly related to corporate performance and the participating Named Executive Officer’s individual performance during the fiscal year.

The Compensation Committee believes these programs are consistent with our pay-for-performance compensation philosophy in that they place a significant portion of the executive’s compensation “at risk.” Generally, under these programs, a significant portion of the executive’s total compensation is dependent upon the performance of the Company as well as the individual’s performance. The Company’s annual cash incentive award programs also reflect the Compensation Committee’s philosophy of aligning the interests of our executives with those of the stockholders. These programs create this alignment by providing that an officer’s annual cash incentive award potential varies directly with operating earnings (Eagle Annual Incentive Program) or EBITDA (divisional programs). In addition, individual performance and achievement of goals (as discussed in more detail below under “Approving the Annual Cash Incentive Award”) may affect the actual cash incentive award payout through the exercise of “negative discretion.” The Compensation Committee believes that operating earnings or EBITDA is an appropriate metric for annual cash incentive awards because it is tied closely to operations, can be directly impacted by the efforts of the pool participants, and is a measure that our stockholders have indicated they track and value.

Eagle Materials Inc. - 2026 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

Eagle Annual Incentive Program

For fiscal 2026, Messrs. Haack, Kesler and Newby (whose duties extend across all of the Company's business units) were participants in the Eagle Annual Incentive Program. Under this program, during the first quarter of the fiscal year, a percentage of our operating earnings is designated by the Compensation Committee as a pool for annual cash incentive awards, and each participating Named Executive Officer is assigned a share of such pool, representing the executive’s maximum award opportunity. At the end of the fiscal year, the size of the pool is determined, based on the amount of operating earnings generated during such fiscal year, and annual cash incentive awards are paid to each participating executive in the form of a lump sum cash payment reflecting each executive’s share of the pool, subject to the exercise of “negative discretion” by the Compensation Committee to reduce (but not increase) the amount of the cash payment based on the executive’s individual performance during the fiscal year. The amount of the annual cash incentive award paid to an executive is based on the level of our operating earnings, the share of the pool designated for such executive, and an assessment of such executive’s individual performance.

The Eagle Annual Incentive Program was adopted by the Compensation Committee in May 2025 and it mirrored the structure of the fiscal 2025 program, including (i) requiring threshold financial performance against budget in order for any payout to be made and (ii) containing an individual cap on award payments. If the Company’s operating earnings for fiscal 2026 were less than 50% of budget, no funds would be available for the annual cash incentive award pool. None of the participants in the program (including Messrs. Haack, Kesler and Newby) would be able to receive a payout under the program in excess of three times (3X) such participant’s annual base salary. Similar to the fiscal 2025 Eagle Annual Incentive Program, the fiscal 2026 program was to be funded with 1.2% of the Company’s operating earnings. In setting the percentage of operating earnings which would fund the pool for the Eagle Annual Incentive Program, the Compensation Committee considered several factors, including our compensation philosophy that a significant portion of the executive’s compensation should be “at risk” and subject to the Company’s success (amount of operating earnings), as well as the anticipated operating earnings for fiscal 2026.

In allocating each Named Executive Officer’s opportunity under the pool, the Compensation Committee considered the amount of annual cash incentive award compensation opportunities of executives in other companies who fulfill similar roles as illustrated in the compensation study prepared by Meridian, the share of the pool historically allocated to officers in such roles by the Company, the recommendation of Mr. Haack for each participant (other than himself), as well as the Compensation Committee’s assessment of the executive’s importance and contribution to the organization, the executive’s importance in driving the achievement of Company goals and profitability, the executive’s level of responsibility, and the anticipated operating earnings for fiscal 2026. The percentage of the fiscal 2026 award pool available for payment of the annual cash incentive award to the Named Executive Officers participating in the pool was set as follows: Mr. Haack, 30%; Mr. Kesler, 14%; and Mr. Newby, 9% (in each case subject to the limitations in the program related to threshold financial performance and individual caps).

At the beginning of fiscal 2026, the Compensation Committee developed annual incentive goals and objectives for Mr. Haack. Fifty percent of such goals were objective, 10% related to attaining budgeted operating earnings and 40% were based on the Compensation Committee's assessment of his overall performance for fiscal 2026. Mr. Haack then developed goals and objectives for the other officers participating in the Eagle Annual Incentive Program, with a similar distribution among goals and objectives. The participants’ individual performance against these goals would be evaluated by the Compensation Committee, which could then reduce (but not increase) the amount that would be paid to the participant at the end of the fiscal year.

At the end of fiscal 2026, the Compensation Committee determined that due to the Company's fiscal 2026 operating earnings of $588,462,272 (as adjusted for certain non-recurring items that the Compensation Committee believes are not reflective of operating performance, including inventory step-ups at acquired businesses), the aggregate amount available for the Eagle Annual Incentive Program pool for fiscal 2026 was $7,061,547 (a maximum of $3,742,620 of which could be paid out to participating Named Executive Officers). For comparison purposes, the equivalent pool amount in fiscal 2025 was $7,614,540 (a maximum of $3,578,834 of which could be paid out to participating Named Executive Officers).

Eagle Materials Inc. - 2026 PROXY STATEMENT	40

COMPENSATION DISCUSSION AND ANALYSIS

Divisional Annual Incentive Program

For certain employees who do not participate in the Eagle Annual Incentive Program, the Company maintains divisional annual incentive plans, which the Compensation Committee believes better tie such employees’ annual incentive compensation to metrics that they can directly influence than a Company-wide program. Under these programs, a percentage of a division’s EBITDA is allocated to the award pool and each participating employee is assigned a share of the pool, representing the employee’s maximum award opportunity. At the end of the fiscal year, the size of the pool is determined and annual cash incentive awards are paid to participating employees in the form of a lump sum cash payment in accordance with their shares of the pool, subject to the exercise of negative discretion by our CEO (or, in the case of awards paid to Named Executive Officers, the Compensation Committee) based on the employee’s individual performance during the fiscal year.

For fiscal 2026, each of Messrs. Cribbs and Thompson (whose duties relate to a particular business unit) participated in a divisional annual cash incentive award program. Mr. Cribbs participated in the Eagle Materials Inc. American Gypsum Company Salaried Incentive Compensation Program for Fiscal Year 2026 (the "American Gypsum Annual Incentive Program"), and Mr. Thompson participated in the Eagle Materials Inc. Cement Companies Salaried Incentive Compensation Program for Fiscal Year 2026 (the "Cement Annual Incentive Program"). The fiscal 2026 plans were adopted by the Compensation Committee in May 2025, and they mirrored the structure of the fiscal 2025 programs, including (i) requiring threshold financial performance against budget in order for any payout to be made and (ii) containing an individual cap on award payments. If a division's EBITDA for fiscal 2026 was less than 50% of budget, no funds would be available for that divisional award pool. None of the participants in the programs (including Messrs. Cribbs and Thompson) would be able to receive a payout under the program in excess of the lesser of (i) two times (2X) such participant’s annual base salary and (ii) a maximum dollar amount established by the Compensation Committee.

Under these programs, the annual cash incentive award pools were to be funded with 2.0% of the EBITDA of American Gypsum (with respect to the American Gypsum Annual Incentive Program) and 1.9% of the consolidated EBITDA for all of the Company's cement companies, as adjusted with respect to our 50% owned cement joint venture (with respect to the Cement Annual Incentive Program), which are the same percentages the Compensation Committee has set for the past several years. In deciding to keep the percentage of EBITDA used to fund these award pools the same as the prior year, the Compensation Committee considered several factors, including our compensation philosophy that a significant portion of each executive’s compensation should be “at risk” and subject to the Company’s success (amount of EBITDA).

At the beginning of fiscal 2026, Mr. Haack developed goals and objectives for the officers participating in the divisional annual incentive programs. Fifty percent of such goals were objective, 10% related to attaining budgeted earnings and 40% were based on the Compensation Committee's assessment of the participants' overall performance for fiscal 2026. The participants’ individual performance against these goals would be evaluated by the Compensation Committee, which could then reduce (but not increase) the amount that would be paid to the participant at the end of the fiscal year. The Compensation Committee also set the annual cash incentive award potential for Messrs. Cribbs and Thompson under these programs. In determining their respective allocation of the pool, the Compensation Committee considered the recommendation of Mr. Haack, the amount of annual cash incentive award compensation payable to executives in other companies who fulfill similar roles as illustrated in the compensation study prepared by Meridian, the portion of the pool historically allocated to their respective positions and the Compensation Committee’s assessment of their importance and contribution to their respective divisions' performance, their importance as an officer within the respective divisions in driving the achievement of divisional goals and profitability and their respective levels of responsibility. The Compensation Committee set Mr. Cribbs’s annual cash incentive award potential at 6.7% of his divisional pool (subject to a cap of $450,000 established by the Compensation Committee), and the Compensation Committee set Mr. Thompson's annual cash incentive award potential at 5.2% of his divisional pool (subject to a cap of $400,000 established by the Compensation Committee)—in each case subject to the limitation in their respective Programs related to threshold financial performance.

At the end of fiscal 2026, the Compensation Committee determined that the aggregate amounts available for these programs for fiscal 2026 were as follows: $6,256,217 (American Gypsum) as a result of fiscal 2026 EBITDA of $312,810,861 for American Gypsum; and $7,521,463 (Cement) as a result of fiscal 2026 EBITDA of $411,857,989 on a consolidated basis for all of the Company's cement companies, as adjusted with respect to our 50% owned cement joint venture; which in each case includes amounts available for payment to officers and employees other than the participating Named Executive Officers. For comparison purposes, the equivalent amounts in fiscal 2025 were $7,598,806 (American Gypsum) and $7,052,327 (Cement).

Special Situation Program

In the first quarter of fiscal 2026 (May 2025), the Compensation Committee approved the Eagle Materials Inc. Special Situation Program for Fiscal Year 2026 (the “SSP”), which is a special annual cash incentive program intended to recognize

Eagle Materials Inc. - 2026 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

outstanding individual performance during the fiscal year. The SSP also provides flexibility to reward performance when special circumstances arise in which our CEO determines that an individual has performed well but not been adequately compensated pursuant to other components of compensation, including instances where an individual’s compensation has been adversely affected by unexpected changes in market conditions such as a cyclical downturn or in recognition of transactions and events not contemplated at the time the Compensation Committee set compensation for the applicable year.

SSP awards are made by our CEO, except that awards to senior executive officers require Compensation Committee approval (and our CEO does not have a role in the determination of any SSP award to himself). Awards under the SSP are not predetermined for any individuals at the beginning of the fiscal year. All full-time employees of the Company or any of our subsidiaries are eligible to receive cash awards under this program. At the beginning of fiscal 2026, the Compensation Committee determined that 0.20% of the Company’s EBITDA for the ensuing fiscal year would fund the SSP, along with the portions of the Eagle and divisional incentive compensation plans and divisional long-term cash compensation plans not paid out. In setting the percentage of EBITDA which would fund the SSP, the Compensation Committee considered several factors, including the anticipated EBITDA for fiscal 2026. All of our Named Executive Officers are eligible to participate in the SSP; however, no SSP awards were paid to Named Executive Officers in fiscal 2026.

Approving the Annual Cash Incentive Award

In May 2026, the Compensation Committee approved the annual cash incentive award pools for fiscal 2026 as described above. In addition, after the end of fiscal 2026, Mr. Haack provided performance evaluations of each Named Executive Officer (other than himself) to the Compensation Committee, which evaluations included an assessment of the achievement of their individual goals and objectives, along with his recommendation for the annual cash incentive award for each such Named Executive Officer. With respect to Mr. Haack, the Compensation Committee performed its own evaluation of his performance and the extent to which the goals and objectives established for him for fiscal 2026 had been achieved.

Mr. Haack

At the end of fiscal 2026, the Compensation Committee conducted its performance evaluation of Mr. Haack after receiving input from the entire Board. Mr. Haack also provided information used by the Compensation Committee to evaluate the achievement of his objective, budget and discretionary goals and objectives for fiscal 2026 under the Eagle Annual Incentive Program. Based on this evaluation, the Compensation Committee believes Mr. Haack performed at a high level during fiscal 2026 and his goals and objectives were substantially met. The Compensation Committee’s evaluation resulted in Mr. Haack receiving 92% of his annual cash incentive award potential for fiscal 2026. The Compensation Committee approved an annual cash incentive award payout for Mr. Haack under the Eagle Annual Incentive Program of $1,948,987. In making this determination, the Compensation Committee used its judgment to determine the appropriate award level after consideration of several factors, including his achievement of his goals related to the following areas (among others) over the past fiscal year:

•
promotion of a safety performance culture;
•
management of capital improvement project execution;
•
leadership of Company strategies around asset improvement, investment and M&A opportunities;
•
talent development and succession planning;
•
advancement of the Company's sustainability priorities; and
•
oversight of ERP implementation.

Mr. Kesler

At the end of fiscal 2026, Mr. Haack reviewed Mr. Kesler’s performance against his objective, budget and discretionary goals and objectives for fiscal 2026 under the Eagle Annual Incentive Program. Based in part on this review, the Compensation Committee determined that Mr. Kesler had substantially met his goals and awarded Mr. Kesler 92% of his annual cash incentive award potential, approving an annual cash incentive award payout for Mr. Kesler under the Eagle Annual Incentive Program of $909,527. In making this determination, the Compensation Committee used its judgment to determine the appropriate award level after consideration of several factors, including the input of Mr. Haack regarding Mr. Kesler’s performance and his achievement of his goals related to his areas of responsibility, including: Mr. Kesler’s work on the ERP implementation, cyber security enhancements and capital management.

Mr. Newby

At the end of fiscal 2026, Mr. Haack reviewed Mr. Newby's performance against his objective, budget and discretionary goals and objectives for fiscal 2026 under the Eagle Annual Incentive Program. Based in part on this review, the

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee determined that Mr. Newby had substantially met his goals and awarded Mr. Newby 93% of his annual cash incentive award potential, approving an annual cash incentive award payout for Mr. Newby under the Eagle Annual Incentive Program of $591,052. In making this determination, the Compensation Committee used its judgment to determine the appropriate award level after consideration of several factors, including his achievement of his goals related to his areas of responsibility, the input of Mr. Haack regarding the performance of Mr. Newby, and the following areas (among others) over the past fiscal year: Mr. Newby’s work on strategic transactions, commercial contracts and human resources matters.

Mr. Cribbs

At the end of fiscal 2026, Mr. Haack reviewed the performance of Mr. Cribbs against his objective, budget and discretionary goals and objectives for fiscal 2026 under the American Gypsum Annual Incentive Program. Based in part on this review, the Compensation Committee determined that Mr. Cribbs had met his goals and awarded Mr. Cribbs 93% of his annual cash incentive award potential (as capped by the Compensation Committee), approving an annual cash incentive award payout for Mr. Cribbs under the American Gypsum Annual Incentive Program of $389,825. In making this determination, the Compensation Committee used its judgment to determine the appropriate award level after consideration of several factors, including his achievement of his goals related to his areas of responsibility, the input of Mr. Haack regarding the performance of Mr. Cribbs, and the following areas (among others) over the past fiscal year: Mr. Cribbs’s promotion of a safety performance culture, work securing reserves and the modernization of the Duke, Oklahoma wallboard plant.

Mr. Thompson

At the end of fiscal 2026, Mr. Haack reviewed the performance of Mr. Thompson against his objective, budget and discretionary goals and objectives for fiscal 2026 under the Cement Annual Incentive Program. Based in part on this review, the Compensation Committee determined that Mr. Thompson had met his goals and awarded Mr. Thompson 88% of his annual cash incentive award potential (as capped by the Compensation Committee), approving an annual cash incentive award payout for Mr. Thompson under the Cement Annual Incentive Program of $344,182. In making this determination, the Compensation Committee used its judgment to determine the appropriate award level after consideration of several factors, including his achievement of his goals related to his areas of responsibility, the input of Mr. Haack regarding the performance of Mr. Thompson, and the following areas (among others) over the past fiscal year: Mr. Thompson’s promotion of a safety performance culture and capital improvement project execution.

Long-Term Incentive Compensation

Consistent with the Compensation Committee’s philosophy of linking compensation to performance, 50% of our long-term incentive compensation program for fiscal 2026 has been structured to tie executives’ ability to earn equity awards to the achievement of specific Company performance levels. The remaining 50% of our long-term compensation program has been structured as purely time-vesting, which the Compensation Committee believes, based on the input of Meridian, is in-line with the practice of our peers and enhances the retention of key employees. A more detailed description of the fiscal 2026 awards is found below.

Value-Adjusted Burn Rate

The Compensation Committee strives to be a good steward of the equity available for award under our equity incentive plans. Our three-year average value-adjusted burn rate (a measure of historical dilution as calculated by ISS) is well below our industry norms. The Company’s three-year average value-adjusted burn rate (which is based on the number of options granted in each fiscal year times a Black-Scholes value plus the number of shares granted in such fiscal year times the stock price, divided by the weighted-average common shares outstanding for such fiscal year times the stock price) is 0.25%. The 2026 benchmark of this measure for our industry published by ISS is 1.51%.

Eagle Materials Inc. - 2026 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

Grant Practice

All of the Named Executive Officers participate in our long-term incentive compensation program. The Company's long-standing practice has been to grant long-term incentive equity awards on a predetermined schedule. In general, at the first quarterly meeting of any new fiscal year, the Compensation Committee reviews and approves the value of the equity compensation to be awarded to executive officers. The first quarterly meeting typically occurs before the Company's release of the financial results for the prior fiscal year and the filing of the Company's Annual Report on Form 10-K for that fiscal year. The grant date of approved equity awards occurs two business days after the Company's release of the financial results for the prior fiscal year.

In fiscal 2026, the Compensation Committee approved equity grants as described below. The date on which an equity award is granted is the date specified in the resolutions of the Compensation Committee authorizing the grant. The grant date must fall on or after the date on which the resolutions are adopted by the Compensation Committee. As provided in the 2023 Incentive Plan, for stock options, the exercise price is the closing price of our Common Stock on the grant date, as reported by the NYSE.

The Compensation Committee does not take material nonpublic information into account when determining the timing and terms of long-term incentive equity awards. Instead, grants are made in accordance with the yearly compensation cycle described above, with awards granted at the start of the new fiscal year to incentivize the executives to deliver on the Company's strategic objectives over the following fiscal years. The Company has not timed the disclosure of material nonpublic information to affect the value of executive compensation.

During fiscal 2026, the Company did not award stock options to Named Executive Officers within four business days before or one business day after the release of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information.

Fiscal 2026 Grants

The fiscal 2026 awards are comprised of performance-vesting restricted stock units ("PSUs"), time-vesting restricted stock units ("RSUs"), performance-vesting stock options and time-vesting stock options. Consistent with prior years, the primary performance metric selected was average return on equity (“ROE”), which represents our earnings as a percentage of our stockholders’ equity, a performance metric that our stockholders have told us they find meaningful and that the Compensation Committee views as a measure of the Company’s prudent deployment of capital. ROE for a given fiscal year is defined as the net earnings of the Company for such fiscal year; divided by the Company’s average stockholders’ equity for such fiscal year (which is defined for any period to mean the Company’s total stockholders’ equity as of the beginning of such period plus the Company’s total stockholders’ equity at the end of such period; divided by 2). This metric was used for both the PSU awards and the performance-based stock option awards. In calculating ROE, the impact of certain extraordinary items not related to operating performance, including downward adjustment for the gain from the sale of non-core businesses, are excluded. Also consistent with last year, for fiscal 2026, a second performance measure was included as a modifier—average absolute total stockholder return for the performance period (the "TSR Modifier"). Average absolute total stockholder return (or "Avg. A-TSR") is calculated according to the following formula:

Avg. A-TSR = [((Ending Price + Reinvested Dividends)/Beginning Price)^(1/3)] – 1

The beginning price is the average closing price of our Common Stock for the twenty trading days immediately preceding the beginning of the performance period, and the ending price is the average closing price of our Common Stock for the twenty trading days immediately preceding and including the last day of the performance period.

For the PSUs and performance-vesting stock options to be earned, the Company must achieve performance vesting criteria based on the Company’s average ROE measured at the end of fiscal 2028 (three-year performance period), as modified based on the TSR Modifier. Threshold performance will result in a vesting percentage of 50% of target and maximum performance will result in a vesting percentage of 200% of target. Earned PSUs will be paid in shares of Common Stock promptly following the performance certification date, and earned performance-vesting stock options will become exercisable on the performance certification date. Any unearned PSUs or performance-vesting stock options from such performance period will be forfeited. During the performance period, the PSUs will accrue dividend-equivalent restricted stock units, which will be paid in shares of Common Stock to the extent the related PSUs are earned. The performance levels and potential payouts are set forth in the table below:

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COMPENSATION DISCUSSION AND ANALYSIS

Performance Level	Average Return on Equity	Percentage of Target PSUs Earned	Average Absolute TSR	TSR Modifier to Percentage of Target PSUs Earned	Vesting Percentage of Target PSUs

Maximum	> 20.0%	150.00%	> 12.0%	1.33x	200.00%

Target	15.0%	100.00%	8.00%	1.00x	100.00%

Threshold	10.0%	50.00%	0.00%	1.00x	50.00%

The exact percentage of the target PSUs or performance-vesting stock options earned and the TSR Modifier, respectively, shall be calculated based on straight-line interpolation between the points shown above with fractional points rounded up to the nearest hundredth of a percent. If average absolute TSR is less than threshold, then the vesting percentage is capped at 100.0%, even if average ROE is greater than target. If average absolute TSR is greater than 20.0%, then the vesting percentage shall be no less than 100.0%, even if average ROE is less than target or threshold.

The time-vesting long-term equity incentive awards comprise RSUs and stock options, both of which vest ratably over three years on May 22, 2026; March 31, 2027; and March 31, 2028 (in each case assuming continued service through such dates). The Compensation Committee believes that including time-vesting equity as part of long-term compensation is consistent with competitive pay practices, supports the Company’s philosophy that a significant portion of an executive’s pay should be at risk, and enhances the retention of key employees, while at the same time creating a strong incentive for management to operate the business in a manner that creates additional value for stockholders. RSUs will be paid in shares of Common Stock promptly following a vesting date, and time-vesting stock options will become exercisable upon a vesting date. During the vesting period, the RSUs will accrue dividend-equivalent restricted stock units, which will be paid in shares of Common Stock to the extent the related RSUs vest.

The fiscal 2026 long-term equity awards are subject to the "double-trigger" change in control provisions of the 2023 Incentive Plan, as described in "Change in Control Benefits" below.

Effective May 22, 2025, the Compensation Committee approved equity awards under the 2023 Incentive Plan to a group of key employees, including the Named Executive Officers, in alignment with the above structure. As part of the compensation study delivered to the Compensation Committee in May 2025, Meridian had provided information regarding long-term compensation as well as total direct compensation paid to the compensation peer group. In determining the target value of the equity to be granted, the Compensation Committee took into consideration the Meridian compensation study, the input of Mr. Haack, the Compensation Committee’s assessment of the executive’s importance and contribution to the organization, and the executive’s level of responsibility.

The target grant date value was allocated 50% to performance-based equity (with the ROE financial metric and TSR Modifier as outlined above) and 50% to time-vesting equity. In general, recipients of equity awards had their target grant date value allocated between stock awards and stock option awards as determined by the Compensation Committee after taking into consideration the stated preference of the recipient. In accordance with the terms of the 2023 Incentive Plan the exercise price of stock options is set at the closing price of the Common Stock on the NYSE on the date of grant. The number of option shares granted is determined as of the date of the grant by using the Black-Scholes method. The number of PSUs or RSUs awarded is determined as of the date of grant using the closing price of the Common Stock on the NYSE on the date of grant.

The following table shows the PSUs, RSUs and time- and performance-based stock options granted to each of the Company’s Named Executive Officers effective May 22, 2025:

Name	Target Value of Equity Awards(1) ($)	Target Shares of Performance Vesting PSUs(2) (#)	Target Shares of Performance Vesting Stock Options(3) (#)	Shares of Time Vesting RSUs (#)	Shares of Time Vesting Stock Options (#)

Michael R. Haack	6,000,000	10,531	8,247	10,531	8,247
D. Craig Kesler	1,400,000	2,458	1,925	2,458	1,925
Matt Newby	950,000	1,668	1,306	1,668	1,306
Eric Cribbs	750,000	1,756	—	1,756	—
Tony Thompson	450,000	1,054	—	1,054	—

Eagle Materials Inc. - 2026 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS

(1)
Half of the target value is allocated to performance-based awards and half of the target value is allocated to time-vesting awards, rounded up to the next whole share. The closing price of our Common Stock on the date of grant was $213.66 per share.
(2)
Subject to a three-year performance period. The shares in this column assume achievement of the target level of performance conditions, and the following reflects the shares assuming the highest level of performance conditions (i.e., the maximum shares payable): Mr. Haack - 21,062 shares; Mr. Kesler - 4,916 shares; Mr. Newby - 3,336 shares; Mr. Cribbs - 3,512 shares; and Mr. Thompson - 2,108 shares.
(3)
Subject to a three-year performance period. The stock options in this column assume achievement of the target level of performance conditions, and the following reflects the number of stock options assuming the highest level of performance conditions (i.e., the maximum stock options that may be earned): Mr. Haack - 16,494 options; Mr. Kesler - 3,850 options; and Mr. Newby - 2,612 options.

The Compensation Committee believes that the structure of the fiscal 2026 long-term compensation program is consistent with the Compensation Committee’s philosophy of linking compensation to our performance.

Prior Year Performance-Based Equity Awards

A portion of the performance-vesting equity awards granted in fiscal 2024 was comprised of shares of restricted stock which were to be earned based upon the achievement by the Company of a certain level of average ROE for a three-year performance period ending March 31, 2026, as detailed below:

Average Return on Equity for Relevant Performance Period	Percent of Target Earned

> 20.0%	120%
15.0%	100%
10.0%	80%
< 10.0%	0%

The exact percentage of shares earned is calculated based on straight-line interpolation between the points specified above with fractional points rounded to the nearest tenth of a percent. The earned performance-based equity was to become fully vested promptly after the certification date for the relevant performance period. Any performance-based equity that was not earned at the end of the relevant performance period was to be forfeited.

In May 2026, the Compensation Committee certified that the Company's 33.3% average ROE for the three fiscal years ended March 31, 2026 satisfied the Company's performance goals such that 120% of the target number of shares subject to the three-year performance period was earned, and such earned shares vested promptly following such certification.

Other Elements of Executive Compensation

Retirement Plan

Our Named Executive Officers, along with substantially all salaried and hourly employees of the Company and our subsidiaries are covered under our Retirement Plan, a qualified defined contribution plan under sections 401(a) and 401(k) of the Internal Revenue Code of 1986 (the “Code”).

Salaried participants, including our Named Executive Officers, covered under our Retirement Plan may elect to make pre-tax contributions and/or after-tax Roth 401(k) contributions of up to 70% of their base salary subject to the limit under Code Section 402(g) ($23,500 for calendar year 2025 and $24,500 for calendar year 2026), employee after-tax contributions of up to 10% of base salary and, if the participant is at least age 50, pre-tax “catch-up contributions” up to the applicable statutory limit under Code Section 414(v). In addition, our Retirement Plan provides for a discretionary employer profit sharing contribution for our salaried employees, including our Named Executive Officers, that is a percentage of base salary for the year. In calendar year 2026, the employer contribution was 10% of base salary.

Participants are fully vested to the extent of their pre-tax, after-tax Roth 401(k), and after-tax contributions. Our salaried participants become vested in the employer profit sharing contribution over a four-year period (i.e., 25% per year beginning with the first year of service). All Named Executive Officers have been employed by the Company or our affiliates long enough to be fully vested. Participants are entitled to direct the investment of contributions made to the Retirement Plan on their behalf in various investment funds, including up to 15% in an Eagle Common Stock fund. Upon a participant’s termination of employment, disability or death, such amounts may remain in the Company plan or they are payable in the form of a lump sum, installments or direct rollover to an eligible retirement plan, as elected by the participant. At the participant’s election, amounts invested in the Common Stock fund are distributable in shares of our Common Stock.

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COMPENSATION DISCUSSION AND ANALYSIS

Employer profit sharing contributions made to the Retirement Plan on behalf of our Named Executive Officers in fiscal 2026 are reflected under the “All Other Compensation” column in the Summary Compensation Table of this Proxy Statement. A list of the investment funds provided under the Retirement Plan is provided in the footnotes to the Nonqualified Deferred Compensation Table of this Proxy Statement.

SERP

In fiscal 1995, the Board approved our Supplemental Executive Retirement Program, which we will refer to as our “SERP,” for certain employees participating in the Retirement Plan. Section 401(a)(17) of the Code limits the amount of annual compensation ($350,000 for calendar year 2025 and $360,000 for calendar year 2026) that may be considered in determining our contribution to the Retirement Plan for the account of an eligible participant.

The SERP was established to eliminate the adverse treatment that higher-salaried employees receive as a result of such limit by making a contribution for each participant in an amount substantially equal to the additional employer profit sharing contribution that he or she would have received under the Retirement Plan had 100% of his or her base salary been eligible for a profit-sharing contribution. As in the case of the Retirement Plan, annual cash incentive awards paid to participants are not included when determining the amount of contributions to the SERP. The Compensation Committee believes that the SERP therefore allows us to confer the full intended benefit of the employer profit sharing contribution under the Retirement Plan without the arbitrary limitation of the Code rules noted above.

Contributions accrued under the SERP for the benefit of the higher-salaried employees vest under the same terms and conditions as under the Retirement Plan and may be invested by the participant in several of the same investment options as offered under the Retirement Plan. Benefits under the SERP are payable upon the participant’s termination of employment in a lump sum or installments as elected by the participant in accordance with the terms of the SERP. As with the Retirement Plan, all Named Executive Officers have been employed by the Company or our affiliates long enough to be fully vested.

Employer contributions under the SERP to our Named Executive Officers in fiscal 2026 are reflected under the “All Other Compensation” column in the Summary Compensation Table of this Proxy Statement. A list of the investment funds provided under the Retirement Plan is provided in the footnotes to the Nonqualified Deferred Compensation Table of this Proxy Statement.

Executive Life Insurance Plan

The Named Executive Officers, along with other officers and key employees, are participants in our Executive Life Insurance Plan. The Executive Life Insurance Plan provides for basic life insurance coverage up to a maximum of $2,000,000. Premiums paid by the Company on policies covering our Named Executive Officers in fiscal 2026 (and related tax gross-up payments) are included in the taxable compensation of our Named Executive Officers, as reflected under the “All Other Compensation” column in the Summary Compensation Table of this Proxy Statement. Amounts potentially payable to the beneficiaries of our Named Executive Officers pursuant to this insurance are described in “Potential Payments Upon Termination or Change in Control” section of this Proxy Statement.

Change in Control Benefits

To better ensure the retention of our employees in the event of a potentially disruptive corporate transaction, we have provided our employees, including our Named Executive Officers, with certain change in control protections. We believe that such protections, which are consistent with the practices of our peer companies, are in the best interest of our stockholders because they enable our executive leadership team to fully focus on the benefits of a corporate transaction for stockholders, rather than the potential adverse consequences of the transaction on their careers and compensation.

Change in Control Continuity Agreements

To better ensure the retention of our executive leadership team in the event of a potentially disruptive corporate transaction, the Board has approved change in control continuity agreements with Messrs. Haack, Kesler and Newby. The change in control continuity agreements provide that, in the event of a change in control during the term, a two-year protection period will commence during which the relevant executive will be entitled to compensation and benefits on terms that are generally no less favorable than those that applied prior to the change in control.

In the event of an executive’s involuntary termination of employment without cause or resignation for good reason during the two-year protection period, subject to the execution of a release of claims, he would be entitled to (a) cash severance equal to the product of (i) a severance multiple of 3 (for Mr. Haack), 2.5 (for Mr. Kesler) or 2 (for Mr. Newby), multiplied by (ii) the sum of his annual base salary and target annual bonus; (b) a prorated target annual bonus for the year of termination;

Eagle Materials Inc. - 2026 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS

(c) a payment in lieu of employer retirement savings plan contributions that he would have received had his employment continued for 18 months (for Mr. Haack), 15 months (for Mr. Kesler) or 12 months (for Mr. Newby) post-termination; (d) a payment equal to the premium for continued participation in health insurance plans for 18 months (for Mr. Haack), 15 months (for Mr. Kesler) or 12 months (for Mr. Newby) post-termination; and (e) outplacement benefits of up to $30,000.

The change in control continuity agreements subject the executives to a perpetual confidentiality covenant and noncompetition covenants for 18 months (for Mr. Haack), 15 months (for Mr. Kesler) or 12 months (for Mr. Newby) post-termination. If any payments or benefits under the change in control continuity agreements would be subject to Sections 280G and 4999 of the Code, such payments or benefits would be reduced to the extent that such reduction would place the executive in a better after-tax position. The initial term of the change in control continuity agreements is three years from the effective date of June 20, 2019 (for Messrs. Haack and Kesler) and May 31, 2022 (for Mr. Newby), subject in each case to automatic renewal for an additional year on each anniversary of the effective date.

All of our change in control continuity agreements have a “double-trigger” termination right (requiring both a change in control and a qualifying termination of employment in order to receive the change in control severance payments), and they do not apply the severance multiple to long-term incentive award values or have tax gross-ups.

Under our change in control continuity agreements a “change in control” is defined generally as (i) the acquisition by any person or entity of 35% or more of our outstanding Common Stock or the voting power of outstanding securities entitled to vote in the election of directors; (ii) a change in the composition of our Board such that the current members of the Board cease to constitute a majority of the Board; (iii) the consummation of a merger, asset disposition, share exchange or similar transaction, unless (1) more than 50% of the stock following such transaction is owned by persons or entities who were stockholders of the Company prior to such transaction, (2) following such transaction, no person or entity owns 35% or more of the common stock of the entity resulting from such transaction, and (3) at least a majority of the members of the resulting corporation’s board of directors were members of our Board; or (iv) our stockholders approve a complete liquidation or dissolution of the Company

See “Potential Payments Upon Termination or Change in Control” below.

Equity Awards Under 2023 Incentive Plan

Equity awards are governed by the "double-trigger" change in control provisions of our 2023 Incentive Plan. Unless otherwise provided in an award agreement, and without regard to the 2023 Plan’s minimum vesting conditions, in the event of a change in control of the Company, and to the extent the acquiring corporation does not assume the outstanding awards under the 2023 Incentive Plan or substitute new awards therefor having an equivalent value for such outstanding awards, the Board (as constituted prior to such change in control) shall require that (i) some or all outstanding options and SARs will become exercisable in full or in part; (ii) the restriction period applicable to some or all outstanding restricted stock, restricted stock units and other stock-based awards (“other stock awards” and collectively with restricted stock awards and restricted stock unit awards, “Stock Awards”) will lapse in full or in part; (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part; and (iv) the performance measures applicable to some or all outstanding awards will be deemed to be satisfied at the greater of target level performance or actual performance (measured as of the date that immediately precedes the date of such change in control).

Unless otherwise provided in an award agreement, and without regard to the 2023 Incentive Plan’s minimum vesting conditions, in the event of a change in control of the Company, and to the extent the acquiring corporation assumes the outstanding awards under the 2023 Incentive Plan or substitutes new awards therefor having an equivalent value for such outstanding awards, such assumed awards or substitute new awards shall not become exercisable, the restriction period or performance period for such awards shall not lapse, and the performance measures shall be not deemed satisfied, in each case solely as a result of the occurrence of a change in control; provided that the Board (as constituted prior to such change in control) shall require that if the acquiring corporation terminates a participant’s employment or service without cause upon or within two (2) years after such change in control, (i) the participant’s outstanding options and SARs shall become exercisable in full or in part, (ii) the restriction period applicable to the participant’s outstanding Stock Awards shall lapse in full or in part, (iii) the performance period applicable to the participant’s outstanding awards shall lapse in full or in part, and (iv) the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied at the greater of target level performance or actual performance (measured as of the date that immediately precedes the date of such change in control).

Under the terms of the 2023 Incentive Plan, a change in control is generally defined as:

(i)
certain acquisitions of 35% or more of either (x) the Company’s outstanding Common Stock or (y) the Company’s then outstanding securities eligible to vote for the election of our Board;

Eagle Materials Inc. - 2026 PROXY STATEMENT	48

COMPENSATION DISCUSSION AND ANALYSIS

(ii)
a change in our Board in certain instances resulting in the incumbent directors ceasing to constitute at least a majority of our Board;
(iii)
the consummation of certain reorganizations, mergers, statutory share exchanges, consolidations, or similar corporate transactions involving the Company or any of its subsidiaries or sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or securities of another entity by the Company or any of its subsidiaries; or
(iv)
stockholder approval of a complete liquidation or dissolution of the Company.

Equity Awards Under 2013 Incentive Plan

Awards granted prior to August 2023 were subject to our 2013 Incentive Plan, which provides for accelerated vesting upon the occurrence of a “change in control” as defined in the applicable award agreement if they are not assumed or replaced with equivalent awards in connection with such change in control. Under the award agreements or incentive program documents, a “change in control” is defined generally as:

(i)
the acquisition by any person or entity of 50% or more of the outstanding shares of any single class of our Common Stock or 40% or more of outstanding shares of all classes of our Common Stock;
(ii)
a change in the composition of our Board such that the current members of the Board cease to constitute a majority of the Board; or
(iii)
the consummation of a merger, dissolution, asset disposition, consolidation or share exchange, unless (a) more than 50% of the stock following such transaction is owned by persons or entities who were stockholders of the Company prior to such transaction, (b) following such transaction, no person or entity owns 40% or more of the common stock of the corporation resulting from such transaction, and (c) at least a majority of the members of the resulting corporation’s board of directors were members of our Board.

If a change in control occurs, any unvested outstanding stock options, restricted stock, or restricted stock units would generally become immediately fully vested (with respect to performance awards, vesting would be either at target, maximum or other amount determined by the Compensation Committee), and, in the case of stock options, exercisable or, in the case of restricted stock or RSUs, payable, unless the transaction resulting in the change in control provides that the award is to be assumed or replaced with an award of equivalent shares of the surviving parent corporation.

See “Potential Payments Upon Termination or Change in Control” below.

No Post-retirement Welfare Or Tax Gross-Ups

The Company does not provide post-retirement welfare benefits to the Named Executive Officers. During employment, the Named Executive Officers participate in the broad-based employee health insurance plans available to employees of the Company generally. Further, the Company does not provide for gross-ups of excise taxes under Section 4999 of the Code to any of the Named Executive Officers.

Other Compensation Policies and Practices

Stock Ownership Guidelines

In order to align the interests of the Named Executive Officers with our stockholders, and to promote a long-term focus for the officers, the Board of Directors has adopted executive stock ownership guidelines for the Company’s executive officers. The ownership goal for each Named Executive Officer is expressed as a dollar amount equal to a multiple of base salary on the date such Named Executive Officer became subject to the policy. The CEO’s goal is higher than the other executive officers (as detailed below).

Name	Multiple of Salary Ownership Guidelines

Michael R. Haack	5X
D. Craig Kesler	3X
Matt Newby	3X
Eric Cribbs	3X
Tony Thompson	3X

Eagle Materials Inc. - 2026 PROXY STATEMENT	49

COMPENSATION DISCUSSION AND ANALYSIS

The goal is met when the officer’s current share value meets or exceeds the goal. The current share value for determining whether the goal is initially met is calculated by using the greatest of the following calculation methods: (i) the sum of the grant date fair value of current shares held by the officer; (ii) the current shares valued at the current market price; or (iii) the current shares valued at an average stock price (the average of the prior three management equity incentive grant prices—management equity awards are typically granted each May).

Until an officer has achieved the goal, he or she is required to retain all net shares received from the Company.

Once an officer has achieved the goal, he or she may sell shares of Common Stock to the extent the value of post-sale share holdings (valued at the greater of current market price and average price) exceeds the goal.

Types of ownership counted toward the goal include the following:

•
Direct holdings;
•
Shares represented by time-vesting restricted stock or RSUs and performance-vesting restricted stock or RSUs for which the performance condition has been satisfied;
•
Stock holdings in our Retirement Plan; and
•
Indirect holdings, such as shares owned by a family member residing in the same household.

The Compensation Committee reviews compliance with the ownership guidelines on an annual basis. Newly elected officers have five years to meet the applicable ownership requirement. As of the record date for the 2026 Annual Meeting, all Named Executive Officers are in compliance with the guidelines.

Recoupment (Clawback) Policies

We maintain two recoupment (clawback) policies. Our executive officer clawback policy (COR-05 - Recoupment Policy) complies with the requirements of the SEC and NYSE Listing Standards and provides for recovery of certain incentive-based compensation erroneously received by current or former executive officers, including our Named Executive Officers, on or after October 2, 2023 and during the three completed fiscal years immediately preceding the year in which we are required to prepare an accounting restatement due to material noncompliance with financial reporting requirements. With narrow and limited exceptions, erroneous payments must be recovered even if there was no misconduct or failure of oversight on the part of the individual executive officer.

Our second clawback policy (COR-06 - Supplemental Recoupment Policy) applies to current and former officers of the Company or its subsidiaries, including our Named Executive Officers, and functions independently of our executive officer clawback policy. This clawback policy gives the Board discretion to pursue recovery of incentive-based compensation erroneously received by such officers during the three-year period immediately preceding the date the Company is required to prepare an accounting restatement. To the extent recovery is made against an individual under the Recoupment Policy, then there shall be no duplication of recovery under the Supplemental Recoupment Policy.

No Hedging, Pledging or Margin Accounts

Under our insider trading policy, all of our directors and employees (including our Named Executive Officers) are prohibited from (i) speculating in our securities or engaging in transactions designed to hedge their ownership interests; (ii) pledging their Company securities as collateral for a loan; or (iii) holding any Company securities in a margin account.

Consideration of the Tax Deductibility of Compensation

Section 162(m) of the Code generally disallows a tax deduction for public corporations for compensation over $1,000,000 paid in any fiscal year to the corporation’s chief executive officer and certain other executive officers. Despite this fact, the Compensation Committee intends to continue to implement compensation programs that it believes are competitive and in the best interests of the Company and its stockholders. Accordingly, the Compensation Committee may approve compensatory arrangements that provide for non-deductible payments or benefits when it determines that such arrangements are consistent with the Company's business needs and in the best interest of the Company and its stockholders.

Compensation Risk

Although a significant portion of potential compensation to our executive officers is performance-based, we do not believe that our compensation policies, principles, objectives and practices are structured to promote inappropriate risk taking by our executives. We believe that the focus of our overall compensation program encourages management to take a balanced

Eagle Materials Inc. - 2026 PROXY STATEMENT	50

COMPENSATION DISCUSSION AND ANALYSIS

approach that focuses on increasing and sustaining our profitability. See “Board Leadership Structure and Role in Risk Oversight — Risk Assessment in Compensation Programs” above.

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EXECUTIVE COMPENSATION

Executive Compensation

Fiscal 2026 Summary Compensation Table

The following table summarizes all fiscal 2024, 2025 and 2026 compensation earned by or paid to our Named Executive Officers, who consist of our Chief Executive Officer, our Chief Financial Officer and the three most highly compensated executive officers (other than the Chief Executive Officer and Chief Financial Officer) who were serving as executive officers at fiscal year-end.

Name and Principal Position	Fiscal Year Ended March 31,	Salary(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compen-sation(5) ($)	Total ($)

Michael R. Haack	2026	1,119,456	5,457,270	1,657,834	1,948,987	119,181	10,302,728
President and Chief	2025	1,081,600	6,888,323	—	1,945,515	115,597	10,031,035
Executive Officer	2024	1,040,000	5,208,137	—	2,107,341	108,736	8,464,214

D. Craig Kesler	2026	635,076	1,273,761	386,969	909,527	69,858	3,275,191
Executive Vice President -	2025	613,600	1,645,988	—	833,792	67,466	3,160,846
Finance and	2024	590,000	1,410,876	—	1,016,039	62,703	3,079,618
Administration & Chief Financial Officer

Matt Newby	2026	540,788	864,375	262,536	591,052	59,959	2,318,710
Executive Vice President	2025	522,500	1,036,384	—	486,379	57,376	2,102,639
General Counsel and	2024	475,000	813,990	—	564,466	49,497	1,902,953
Secretary

Eric Cribbs	2026	451,903	909,977	—	389,825	53,135	1,804,840
President - American	2025	401,692	792,392	—	427,500	48,111	1,669,695
Gypsum Company	2024	346,286	542,771	—	443,260	39,904	1,372,221

Tony Thompson	2026	387,398	546,194	—	344,182	46,022	1,323,796
Senior Vice President -	2025	336,868	549,187	—	303,250	42,329	1,231,634
Cement East	2024	323,912	488,494	—	329,169	38,124	1,179,699

(1)
Includes amounts deferred on a pre-tax or after-tax basis at the election of the executive under our Retirement Plan, which is described in greater detail under “Retirement Plan” above.
(2)
The amounts in this column reflect the value of stock awards made to the Named Executive Officer in each of the fiscal years presented and are consistent with the grant date fair value of the awards computed in accordance with FASB ASC Topic 718. For assumptions used in determining the fiscal 2026 values, refer to footnote (K) to the Company's audited financial statements for the fiscal year ended March 31, 2026 included in the Fiscal 2026 Form 10-K. For fiscal 2026, stock awards included RSUs and PSUs, and the fair value of the PSUs was determined using a Monte Carlo simulation and includes an estimate of the probable outcome of the performance and market conditions, determined as of the grant date. The fiscal 2026 stock awards are described in “Long-Term Incentive Compensation—Fiscal 2026 Grants” above, including the following target values for the stock awards to the Named Executive Officers: Mr. Haack - $4,500,000; Mr. Kesler - $1,050,000; Mr. Newby - $712,500; Mr. Cribbs - $750,000; and Mr. Thompson - $450,000. The following reflects the amounts that would be reported in this column for fiscal 2026 assuming the highest level of performance (i.e., the maximum shares that may be earned): Mr. Haack - $7,520,819; Mr. Kesler - $1,755,406; Mr. Newby - $1,191,219; Mr. Cribbs - $1,254,065; and Mr. Thompson - $752,725.
(3)
The amounts in this column reflect the value of option awards made to the Named Executive Officer in each of the fiscal years presented and are consistent with the grant date fair value of the awards computed in accordance with FASB ASC Topic 718. For assumptions used in determining the fiscal 2026 values, refer to footnote (K) to the Company's audited financial statements for the fiscal year ended March 31, 2026 included in the Fiscal 2026 Form 10-K. For fiscal 2026, option awards included both time-vesting and performance-vesting awards, and the fair value of the performance-vesting awards was determined using a Monte Carlo simulation and includes an estimate of the probable outcome of the performance and market conditions, determined as of the grant date. The fiscal 2026 option awards are described in “Long-Term Incentive Compensation—Fiscal 2026 Grants” above, including the following target values for the option awards to the Named Executive Officers receiving options: Mr. Haack - $1,500,000; Mr. Kesler - $350,000; and Mr. Newby - $234,500. The following reflects the amounts that would be reported in this column for fiscal 2026 assuming the highest level of performance (i.e., the maximum options that may be earned): Mr. Haack - $2,307,697; Mr. Kesler - $538,659; and Mr. Newby - $365,449.

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EXECUTIVE COMPENSATION

(4)
The amounts in this column represent payments to the Named Executive Officer under the applicable annual cash incentive compensation program for the applicable fiscal year.
(5)
The amounts shown in this column represent: (a) Company profit sharing contributions to the account of the Named Executive Officer under our Retirement Plan (the Retirement Plan is described in greater detail under “Retirement Plan” above); (b) Company contributions to the account of the Named Executive Officer under our SERP (the SERP is described in greater detail under “SERP” above); (c) amounts paid with respect to individual life insurance policies under the Executive Life Insurance Plan (the plan is described in greater detail under “Executive Life Insurance Plan” above); and (d) health wellness awards. The table below provides further details of the amounts reflected in the All Other Compensation column for fiscal 2026:

Name	Fiscal Year Ended March 31,	Profit Sharing Plan Contribution ($)	SERP Contribution ($)	Executive Life Insurance Plan ($)	Health Wellness Award ($)	Total of All Other Compensation ($)

Michael R. Haack	2026	35,000	76,000	8,016	165	119,181
D. Craig Kesler	2026	35,000	27,971	6,227	660	69,858
Matt Newby	2026	35,000	18,622	5,677	660	59,959
Eric Cribbs	2026	35,000	8,936	8,704	495	53,135
Tony Thompson	2026	35,000	2,477	8,016	529	46,022

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EXECUTIVE COMPENSATION

Grants of Plan-Based Awards

The following table sets forth the grants of plan-based awards made during fiscal 2026 to the Named Executive Officers.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards						All Other Stock Awards: Number of Shares of		All Other Option Awards: Number of Securities		Exercise or Base Price of	Grant Date Fair Value of Stock and
Name	Grant Date	Committee Action Date	Threshold ($)	Target ($)		Maximum ($)	Threshold (#)		Target (#)		Maximum (#)		Stock or Units (#)		Underlying Options (#)		Option Awards ($/sh)	Option Awards(1) ($)

Michael R. Haack	—	—	—	2,118,464	(2)	—	—		—		—		—		—		—	—
	5/22/25	5/16/25	—	—		—	—		—		—		—		8,247	(3)	213.66	750,004
	5/22/25	5/16/25	—	—		—	4,124	(4)	8,247	(4)	16,494	(4)	—		—		213.66	907,830
	5/22/25	5/16/25	—	—		—	—		—		—		10,531	(5)	—		—	2,250,054
	5/22/25	5/16/25	—	—		—	5,266	(6)	10,531	(6)	21,062	(6)	—		—		—	3,207,217
D. Craig Kesler	—	—	—	988,617	(2)	—	—		—		—		—		—		—	—
	5/22/25	5/16/25	—	—		—	—		—		—		—		1,925	(3)	213.66	175,066
	5/22/25	5/16/25	—	—		—	963	(4)	1,925	(4)	3,850	(4)	—		—		213.66	211,904
	5/22/25	5/16/25	—	—		—	—		—		—		2,458	(5)	—		—	525,177
	5/22/25	5/16/25	—	—		—	1,229	(6)	2,458	(6)	4,916	(6)	—		—		—	748,584
Matt Newby	—	—	—	635,539	(2)	—	—		—		—		—		—		—	—
	5/22/25	5/16/25	—	—		—	—		—		—		—		1,306	(3)	213.66	118,772
	5/22/25	5/16/25	—	—		—	653	(4)	1,306	(4)	2,612	(4)	—		—		213.66	143,765
	5/22/25	5/16/25	—	—		—	—		—		—		1,668	(5)	—		—	356,385
	5/22/25	5/16/25	—	—		—	834	(6)	1,668	(6)	3,336	(6)	—		—		—	507,990
Eric Cribbs	—	—	—	419,167	(2)	—	—		—		—		—		—		—	—
	5/22/25	5/16/25	—	—		—	—		—		—		1,756	(5)	—		—	375,187
	5/22/25	5/16/25	—	—		—	878	(6)	1,756	(6)	3,512	(6)	—		—		—	534,790
Tony Thompson	—	—	—	391,116	(2)	—	—		—		—		—		—		—	—
	5/22/25	5/16/25	—	—		—	—		—		—		1,054	(5)	—		—	225,198
	5/22/25	5/16/25	—	—		—	527	(6)	1,054	(6)	2,108	(6)	—		—		—	320,996

(1)
The amounts included in this column reflect the grant date fair value of the award computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote (K) to the Company’s audited financial statements for the fiscal year ended March 31, 2026 included in the Fiscal 2026 Form 10-K.
(2)
These amounts represent the maximum annual incentive payments potentially payable to the Named Executive Officers pursuant to the Eagle Annual Incentive Program or the Divisional Annual Cash Incentive Award Programs, as applicable, for fiscal 2026. They represent the lower of (i) the individual's pool percentage multiplied by the applicable operating earnings or EBITDA for the fiscal year; and (ii) the individual cap amount described in the fiscal 2026 programs (a multiple of base salary or a separately approved cap amount, as applicable). The actual pay-outs to the Named Executive Officers were as follows: Mr. Haack - $1,948,987; Mr. Kesler - $909,527; Mr. Newby - $591,052; Mr. Cribbs - $389,825; and Mr. Thompson - $344,182. These annual incentive programs, including individual caps on potential awards, are described in greater detail in “Annual Cash Incentive Award” above.
(3)
These amounts represent grants of time-vesting stock options made on May 22, 2025 under our 2023 Incentive Plan. One-third of the award vested on May 22, 2026, and the remaining stock options will become vested and exercisable ratably on March 31 of 2027 and 2028. These stock option grants are described in greater detail in “Long-Term Incentive Compensation—Fiscal 2026 Grants” above.
(4)
These amounts represent grants of performance-vesting stock options made on May 22, 2025 under our 2023 Incentive Plan. The vesting of the stock options is subject to performance vesting criteria over a three-year performance period. These stock options grants are described in greater detail in “Long-Term Incentive Compensation—Fiscal 2026 Grants” above.
(5)
These amounts represent grants of time-vesting RSUs made on May 22, 2025 under our 2023 Incentive Plan. One-third of the RSUs vested on May 22, 2026, and the remaining RSUs will vest ratably on March 31 of 2027 and 2028. These RSU grants are described in greater detail in “Long-Term Incentive Compensation—Fiscal 2026 Grants” above.
(6)
These amounts represent grants of performance-vesting PSUs made on May 22, 2025 under our 2023 Incentive Plan. The vesting of the PSUs is subject to performance vesting criteria over a three-year performance period. These PSU grants are described in greater detail in “Long-Term Incentive Compensation—Fiscal 2026 Grants” above.

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EXECUTIVE COMPENSATION

Outstanding Equity Awards at 2026 Fiscal Year-End

The following table summarizes stock-based compensation awards outstanding at the end of fiscal 2026 for each of the Named Executive Officers.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Michael R. Haack	23,774	—		—		60.21	05/19/2030	—		—	8,636	(4)	1,636,090
	19,812	—		—		60.21	05/19/2030	3,952	(5)	748,706	—		—
	13,907	—		—		126.22	05/19/2032	—		—	23,714	(6)	4,492,617
	11,589	—		—		126.22	05/19/2032	10,531	(7)	1,995,098	—		—
	—	8,247	(2)	—		213.66	05/22/2035	—		—	21,062	(8)	3,990,196
	—	—		16,494	(3)	213.66	05/22/2035

D. Craig Kesler	4,646	—		—		91.58	05/16/2029	—		—	2,339	(4)	443,124
	4,135	—		—		91.58	05/16/2029	944	(5)	178,841	—		—
	8,586	—		—		60.21	05/19/2030	—		—	5,666	(6)	1,073,424
	11,322	—		—		60.21	05/19/2030	2,458	(7)	465,668	—		—
	3,091	—		—		126.22	05/19/2032	—		—	4,916	(8)	931,336
	2,576	—		—		126.22	05/19/2032
	—	1,925	(2)	—		213.66	05/22/2035
	—	—		3,850	(3)	213.66	05/22/2035

Matt Newby	3,859	—		—		91.58	05/16/2029	—		—	1,350	(4)	255,758
	3,654	—		—		91.58	05/16/2029	594	(5)	112,533	—		—
	2,718	—		—		60.21	05/19/2030	—		—	3,568	(6)	675,958
	2,265	—		—		60.21	05/19/2030	1,668	(7)	316,003	—		—
	—	1,306	(2)	—		213.66	05/22/2035	—		—	3,336	(8)	632,005
	—	—		2,612	(3)	213.66	05/22/2035

Eric Cribbs								—		—	900	(4)	170,505
								454	(5)	86,010	—		—
								—		—	2,728	(6)	516,820
								1,756	(7)	332,674	—		—
								—		—	3,512	(8)	665,348

Eagle Materials Inc. - 2026 PROXY STATEMENT	55

EXECUTIVE COMPENSATION

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Tony Thompson	1,043	—	—	126.22	05/19/2032	—		—	810	(4)	153,455
	869	—	—	126.22	05/19/2032	315	(5)	59,677	—		—
						—		—	1,890	(6)	358,061
						1,054	(7)	199,680	—		—
						—		—	2,108	(8)	399,361

(1)
Based on the closing price per share of Common Stock on the NYSE on March 31, 2026 ($189.45).
(2)
Represents time-vesting stock options granted on May 22, 2025 under our 2023 Incentive Plan. One-third of the award vested on May 22, 2026. The remaining stock options will vest and become exercisable ratably on March 31 of 2027 and 2028.
(3)
Represents the maximum number (200% of target) of three-year performance-based stock options granted on May 22, 2025 under our 2023 Incentive Plan. The Compensation Committee will determine in May 2028 (i.e., after the end of fiscal 2028) if any of the award was earned. Any earned stock options will become vested and exercisable as of the determination date.
(4)
Represents the maximum number (120% of target) of three-year performance-based restricted stock granted on May 23, 2023 under our 2013 Incentive Plan. The Compensation Committee determined in May 2026 (i.e., after the end of fiscal 2026) that 120% of the target award was earned. The earned restricted shares were paid to the Named Executive Officer on May 18, 2026.
(5)
Represents time-vesting RSUs granted on May 24, 2024 under our 2023 Incentive Plan. The remaining RSUs will vest on March 31, 2027.
(6)
Represents the maximum number (200% of target) of three-year performance-based PSUs granted on May 24, 2024 under our 2023 Incentive Plan. The Compensation Committee will determine in May 2027 (i.e., after the end of fiscal 2027) if any of the award was earned. Any earned PSUs will be paid in Common Stock to the Named Executive Officer promptly thereafter.
(7)
Represents time-vesting RSUs granted on May 22, 2025 under our 2023 Incentive Plan. One-third of the award vested on May 22, 2026. The remaining RSUs will vest ratably on March 31 of 2027 and 2028.
(8)
Represents the maximum number (200% of target) of three-year performance-based PSUs granted on May 22, 2025 under our 2023 Incentive Plan. The Compensation Committee will determine in May 2028 (i.e., after the end of fiscal 2028) if any of the award was earned. Any earned PSUs will be paid in Common Stock to the Named Executive Officer promptly thereafter.

Eagle Materials Inc. - 2026 PROXY STATEMENT	56

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested in Fiscal 2026

The following table sets forth information regarding the exercise of stock options and the vesting of restricted stock and RSUs during fiscal 2026 for each of our Named Executive Officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)

Michael R. Haack	—	—	24,418	4,790,923
D. Craig Kesler	—	—	17,670	3,981,942
Matt Newby	—	—	4,147	808,072
Eric Cribbs	—	—	2,846	555,394
Tony Thompson	—	—	2,224	435,517

(1)
All of the amounts in this column represent shares of Common Stock received by the Named Executive Officer in connection with the lapsing of restrictions on restricted stock and the vesting of RSUs previously granted to the Named Executive Officers.
(2)
The amount in this column represents the dollar amount realized by the Named Executive Officer valued at the time of the vesting of such shares of Common Stock.

Eagle Materials Inc. - 2026 PROXY STATEMENT	57

EXECUTIVE COMPENSATION

Nonqualified Deferred Compensation in FY 2026

The following table sets forth contributions made by the Company for the account of the Named Executive Officers during fiscal 2026 under our SERP. The SERP is an unfunded, non-qualified plan for certain executives of the Company. Under the SERP, the Company makes contributions to the account of the executive in an amount substantially equal to the additional contributions he would have received under the Retirement Plan had 100% of his annual salary been eligible for a profit-sharing contribution. The SERP is described in greater detail under “SERP” in Compensation Discussion & Analysis above.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY(1) ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(3) ($)

Michael R. Haack
SERP Plan	—	76,000	137,108	—	949,598

D. Craig Kesler
SERP Plan	—	27,971	76,913	—	546,344

Matt Newby
SERP Plan	—	18,622	5,489	—	61,004

Eric Cribbs
SERP Plan	—	8,936	5,449	—	53,395

Tony Thompson
SERP Plan	—	2,477	179	—	4,355

(1)
The amounts in this column are reflected in the “All Other Compensation” column of the Summary Compensation Table of this Proxy Statement.
(2)
The earnings in this column reflect earnings or losses on balances in the Named Executive Officer’s SERP account. A Named Executive Officer may designate how his account balance is to be invested by selecting among the investment options available under our Retirement Plan, with the exception of the Common Stock fund. Because these earnings are not “above market,” they are not included in the Summary Compensation Table of this Proxy Statement. The table below shows the investment options available under our Retirement Plan (other than the Common Stock fund) and the annual rate of return for the 12-month period ended March 31, 2026, as reported to us by the administrator of the plan.

Eagle Materials Inc. - 2026 PROXY STATEMENT	58

EXECUTIVE COMPENSATION

Fund	Rate of Return

Harbor Capital Appreciation Ret	14.74%
MFS Large Cap Value	13.37%
Northern Trust S&P 500 Index	17.86%
MFS Mid Cap Value	3.36%
MFS Mid Cap Growth	3.55%
Northern Trust Ext Equity Mkt Idx	11.29%
AS SPL Small Cap Value R6	(2.70%)
PIF Small Cap Growth R6	12.83%
GG Europac Growth	29.29%
Northern Trust ACWI Ex-US Index	32.45%
Vanguard Target Ret 2020	12.20%
Vanguard Target Ret 2025	14.67%
Vanguard Target Ret 2030	16.31%
Vanguard Target Ret 2035	17.58%
Vanguard Target Ret 2040	18.84%
Vanguard Target Ret 2045	20.06%
Vanguard Target Ret 2050	21.47%
Vanguard Target Ret 2055	21.50%
Vanguard Target Ret 2060	21.53%
Vanguard Target Ret 2065	21.50%
Vanguard Target Ret 2070	21.50%
Vanguard Target Inc	11.33%
Northern Trust Aggreg Bond Index	7.26%
FIAM Core Plus CL I	2.10%
Fidelity Govt MMkt	3.78%

(3)
The amounts in this column represent the balance in the Named Executive Officer’s account under the SERP. Of the amounts reported in this column, the following amounts were previously reported as compensation to the Named Executive Officer in the Summary Compensation Table for previous years: for Mr. Haack, $481,121; for Mr. Kesler, $220,942; for Mr. Newby, $34,679; for Mr. Cribbs, $5,913; and for Mr. Thompson, $0.

Eagle Materials Inc. - 2026 PROXY STATEMENT	59

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Potential Payments Upon Termination or Change In Control

The following is a summary of the potential payments payable to the Named Executive Officers upon termination of employment or a change in control of the Company under compensation programs in effect as of the last business day of fiscal year 2026. Specifically, compensation payable to each Named Executive Officer upon voluntary termination, involuntary termination or in the event of death or disability and change in control is discussed below. The amounts shown in the tables below assume that such termination and/or change in control was effective as of March 31, 2026, and therefore do not necessarily reflect the actual amounts which would be paid out to the executives (or their beneficiaries) upon their termination. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the price of our Common Stock and the executive’s age.

Change in Control Continuity Agreements

The Company has entered into change in control continuity agreements with Messrs. Haack, Kesler and Newby. All of our change in control continuity agreements have a “double-trigger” termination right (requiring both a change in control and a qualifying termination of employment in order to receive the change in control severance payments), and they do not apply the severance multiple to long-term incentive award values or have tax gross-ups. A more detailed description of these agreements is set forth under “Change in Control Continuity Agreements” above.

In the event of the executive’s involuntary termination of employment without cause or resignation for good reason within the two-year protection period following a change in control, he would be entitled to cash severance equal to a multiple of the sum of his annual base salary and target annual bonus. Additionally, he would be entitled to a prorated annual bonus for the year of termination, employer retirement savings plan contributions that he would have received had his employment continued for a period of time, the premium for continued participation in health insurance plans for a period of time, and outplacement benefits of up to $30,000.

The table below reflects an estimate of the severance payments that would be made to our Named Executive Officers who have entered into change in control continuity agreements—calculated as if they were terminated without cause or resigned for good reason as of March 31, 2026 following a change in control:

Name	Base Salary ($)(1)	Target Annual Bonus ($)(2)	Prorated Annual Bonus ($)	Retirement Plan Contribution ($)(3)	Health Insurance Premium ($)	Outplacement Benefits (maximum) ($)	Total ($)

Michael R. Haack	3,358,368	6,355,392	2,118,464	167,918	36,000	30,000	12,066,142

D. Craig Kesler	1,587,690	2,471,543	988,617	79,385	30,000	30,000	5,187,234

Matt Newby	1,081,576	1,271,078	635,539	54,079	24,000	30,000	3,096,272

(1)
The amounts in this column reflect the product of the Named Executive Officer's annual base salary multiplied by the applicable severance multiple: Mr. Haack - 3.0; Mr. Kesler - 2.5; and Mr. Newby - 2.0.
(2)
The amounts in this column reflect the product of the Named Executive Officer's target annual bonus multiplied by the applicable severance multiple: Mr. Haack - 3.0; Mr. Kesler - 2.5; and Mr. Newby - 2.0.
(3)
The amounts in this column reflect a payment in lieu of employer retirement savings plan contributions that the Named Executive Officer would have received had his employment continued for the applicable number of months post-termination: Mr. Haack - 18 months; Mr. Kesler - 15 months; and Mr. Newby - 12 months.

Eagle Materials Inc. - 2026 PROXY STATEMENT	60

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Payments Made Upon Any Termination

Deferred Compensation. The amounts shown in the table below do not include distribution of plan balances under our SERP. These balances are shown in the "Nonqualified Deferred Compensation in FY 2026" table of this Proxy Statement.

Death and Disability. A termination of employment due to death or disability does not entitle the Named Executive Officer to any payments that are not available to salaried employees generally, except for (i) vesting of unvested equity awards; and (ii) benefits payable to the beneficiaries of the Named Executive Officers in the event of termination due to death under our Executive Life Insurance Plan. A description of our Executive Life Insurance Plan is set forth in “Executive Life Insurance Plan” above.

Accrued Pay and Retirement Plan Benefits. The amounts shown in the table below do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment or relate to equity grants that have already vested. These include:

•
accrued salary pay through the date of termination;
•
non-equity incentive compensation earned and payable prior to the date of termination;
•
option grants received under the 2013 Incentive Plan or 2023 Incentive Plan which have already vested and are exercisable prior to the date of termination (subject to the terms of the applicable Nonqualified Stock Option Agreement);
•
restricted stock grants or restricted stock unit grants received under the 2013 Incentive Plan or 2023 Incentive Plan which have already vested prior to the date of termination (subject to the terms of the applicable Restricted Stock or Restricted Stock Unit Agreement); and
•
unused accrued vacation pay.

Type of Payment	Involuntary Termination or Voluntary Termination (non-Change in Control) ($)	Death or Disability ($)	Change in Control(1) ($)

Michael R. Haack

Long-Term Incentives

Stock Options

Unexercisable and Accelerated Awards(2)	—	—	—

Restricted Stock, PSU and RSU Awards

Unvested and Accelerated Awards(3)	—	12,862,708	12,862,708

Benefits

Executive Life Insurance Plan(4)	—	2,000,000	—

Change in Control Continuity Agreement(5)	—	—	12,066,142

HAACK TOTAL	—	14,862,708	24,928,850

D. Craig Kesler

Long-Term Incentives

Stock Options

Unexercisable and Accelerated Awards(2)	—	—	—

Restricted Stock, PSU and RSU Awards

Unvested and Accelerated Awards(3)	—	3,092,392	3,092,392

Benefits

Executive Life Insurance Plan(4)	—	2,000,000	—

Change in Control Continuity Agreement(5)	—	—	5,187,234

KESLER TOTAL	—	5,092,392	8,279,626

Eagle Materials Inc. - 2026 PROXY STATEMENT	61

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Type of Payment	Involuntary Termination or Voluntary Termination (non-Change in Control) ($)	Death or Disability ($)	Change in Control(1) ($)

Matt Newby

Long-Term Incentives

Stock Options

Unexercisable and Accelerated Awards(2)	—	—	—

Restricted Stock, PSU and RSU Awards

Unvested and Accelerated Awards(3)	—	1,992,256	1,992,256

Benefits

Executive Life Insurance Plan(4)	—	2,000,000	—

Change in Control Continuity Agreement(5)	—	—	3,096,272

NEWBY TOTAL	—	3,992,256	5,088,528

Eric Cribbs

Long-Term Incentives

Stock Options

Unexercisable and Accelerated Awards(2)	—	—	—

Restricted Stock, PSU and RSU Awards

Unvested and Accelerated Awards(3)	—	1,771,358	1,771,358

Benefits

Executive Life Insurance Plan(4)	—	2,000,000	—

CRIBBS TOTAL	—	3,771,358	1,771,358

Tony Thompson

Long-Term Incentives

Stock Options

Unexercisable and Accelerated Awards(2)	—	—	—

Restricted Stock, PSU and RSU Awards

Unvested and Accelerated Awards(3)	—	1,170,233	1,170,233

Benefits

Executive Life Insurance Plan(4)	—	2,000,000	—

THOMPSON TOTAL	—	3,170,233	1,170,233

(1)
The definitions of “Change in Control” are described under “Change in Control Benefits” above.
(2)
Represents the dollar value of the unexercisable stock options that are accelerated because of death, disability or a change in control (assuming no replacement award is provided) based on the amount, if any, that the closing price of our Common Stock on March 31, 2026 ($189.45) exceeds the exercise price of the stock option. For performance-vesting awards that are still pending completion of their respective performance periods, these amounts assume that maximum performance would be earned.
(3)
Represents the dollar value of the restricted stock for which restrictions will lapse upon death, disability or a change in control (assuming no replacement award is provided) based on the closing price of our Common Stock on March 31, 2026 ($189.45). For performance-vesting awards that are still pending completion of their respective performance periods, these amounts assume that maximum performance would be earned, and (in the case of death) that the event occurs following completion of the first year of the performance period.
(4)
See the "Executive Life Insurance Plan" section above for a description of these potential payments.
(5)
See the “Change in Control Continuity Agreements” section above for a description of the components of these potential payments, assuming a qualifying termination of employment.

Eagle Materials Inc. - 2026 PROXY STATEMENT	62

CEO PAY RATIO

CEO Pay Ratio

Pursuant to a mandate of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC has adopted Item 402(u) of Regulation S-K requiring annual disclosure of a reasonable estimate of the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of the employee of the Company or one of its consolidated subsidiaries who is determined to have the median compensation of all employees of the Company and its consolidated subsidiaries, collectively (excluding the CEO). The rule also requires annual disclosure of such median employee’s annual total compensation for the applicable fiscal year and the CEO’s annual total compensation for the applicable fiscal year, in each case as determined in accordance with the rules governing the presentation of total compensation of the Named Executive Officers in the Summary Compensation Table presented in this Proxy Statement. Our CEO is Mr. Haack.

To identify the median-compensated employee for fiscal 2026, we examined the total gross W-2 compensation data for fiscal 2026 for employees who were employed by the Company or its consolidated subsidiaries on March 31, 2026. Based on this data, we determined the median-compensated employee. We then calculated such employee’s total fiscal 2026 compensation in accordance with the rules governing the presentation of the total compensation of the Named Executive Officers in the Summary Compensation Table.

Based on this methodology, the fiscal 2026 annual total compensation for the median-compensated employee was $87,017. As reported in the Summary Compensation Table of this Proxy Statement, the fiscal 2026 annual total compensation of our CEO, Mr. Haack, was $10,302,730. The ratio of the CEO’s annual total compensation to the median-compensated employee’s annual total compensation was approximately 119:1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above.

Eagle Materials Inc. - 2026 PROXY STATEMENT	63

PAY VERSUS PERFORMANCE

Pay Versus Performance

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation for our principal executive officer (“PEO”) and non-PEO Named Executive Officers and the financial performance of the Company. The table below addresses compensation actually paid (“CAP”) to the PEO and the non-PEO Named Executive Officers, which is a concept developed by the SEC for purposes of this tabular disclosure and does not imply that the covered executives actually received payments or value equal to the CAP during the applicable fiscal year. Although the Compensation Committee focuses on pay relative to performance in its executive compensation decisions, it has not historically utilized CAP as a key measure in implementing its pay-for-performance philosophy. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to “Compensation Discussion and Analysis” above.

The Company has selected Return on Equity as the company-selected financial performance measure presented in the table below. Although the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that Return on Equity is the financial performance measure that represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the Company’s Named Executive Officers for the most recently completed fiscal year to Company performance.

			Average Summary Compensation Table	Average Compensation	Value of Initial Fixed $100 Investment Based On:
Fiscal Year Ended March 31,	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(2) ($)	Total for Non- PEO Named Executive Officers(3) ($)	Actually Paid to Non-PEO Named Executive Officers(4) ($)	Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(5) ($)	Net Income (dollars in thousands)(6) ($)	Return on Equity(7)

2026	10,302,728	6,855,311	2,180,634	1,744,281	145.10	164.98	423,809	28.9%

2025	10,031,035	7,187,509	2,041,204	1,679,090	169.16	148.89	463,416	33.5%

2024	8,464,214	22,621,110	1,911,988	2,879,383	206.29	152.30	477,639	38.3%

2023	7,997,493	10,936,146	2,175,544	2,334,525	110.83	98.24	461,540	32.2%

2022	6,975,909	6,645,203	2,410,994	2,304,789	96.18	103.14	374,247	24.6%

(1)
Mr. Haack has been our PEO for each of the fiscal years included in this table. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Haack for each corresponding year in the “Total” column of the Summary Compensation Table.
(2)
The dollar amounts reported in this column represent the amount of the CAP for Mr. Haack, as computed in accordance with Item 402(v)(2)(iii) of Regulation S-K. Mr. Haack did not participate during these fiscal years in any defined benefit or actuarial benefit plans of the type that would be required to be reported in the Summary Compensation Table. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Haack’s total compensation for fiscal 2026 included in the table to determine CAP:

Fiscal Year Ended March 31,	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)

2026	10,302,728	(7,115,104)	3,667,687	6,855,311

(a)
This column deducts the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the covered fiscal year.
(b)
This column reflects the following adjustments in respect of stock awards and option awards for the covered fiscal year: (i) add the fiscal year-end fair value of any equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (ii) add the amount of change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in prior years that are outstanding and unvested as of the end of the covered fiscal year; (iii) add, for awards that are granted and vest in the same covered fiscal year, the fair value as of the vesting date; (iv) add, for awards granted in prior years that vest in the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative); (v) subtract, for awards

Eagle Materials Inc. - 2026 PROXY STATEMENT	64

PAY VERSUS PERFORMANCE

granted in prior years that are determined to fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and (vi) add the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in total compensation for the covered fiscal year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Fiscal Year Ended March 31,	Fiscal Year-End Fair Value of Covered Fiscal Year Equity Awards that are Outstanding and Unvested at Covered Fiscal Year-End ($)	Change in Fair Value (from Prior Fiscal Year-End to Covered Fiscal Year-End) of Prior Year Equity Awards that are Outstanding and Unvested at Covered Fiscal Year-End ($)	Fair Value as of Vesting Date of Covered Fiscal Year Equity Awards that Vested in the Covered Fiscal Year ($)	Change in Fair Value (from Prior Fiscal Year-End to Vesting Date) of Equity Awards Granted in Prior Years that Vested in the Covered Fiscal Year ($)	Fair Value at End of the Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Fiscal Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Total Compensation ($)	Total Equity Award Adjustments ($)

2026	5,487,765	(1,025,185)	-	(829,385)	—	34,492	3,667,687

(3)
Our non-PEO Named Executive Officers in the fiscal years reported in this table are as follows: fiscal 2026 and 2025 non-PEO Named Executive Officers were Messrs. Kesler, Newby, Cribbs and Thompson; fiscal 2024 non-PEO Named Executive Officers were Messrs. Kesler, Newby, Cribbs, Thompson, Robert S. Stewart and Steven L. Wentzel; fiscal 2023 non-PEO Named Executive Officers were Messrs. Kesler, Stewart, Newby, Wentzel and James H. Graass; and fiscal 2022 non-PEO Named Executive Officers were Messrs. Kesler, Stewart, Wentzel and Graass. The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO Named Executive Officers as a group in the “Total” column of the Summary Compensation Table in each applicable year’s proxy statement.
(4)
The dollar amounts reported in this column represent the average amount of CAP for the non-PEO Named Executive Officers as a group, as computed in accordance with Item 402(v) of Regulation S-K. The non-PEO Named Executive Officers did not participate during these fiscal years in any defined benefit or actuarial benefit plans of the type that would be required to be reported in the Summary Compensation Table. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the non-PEO Named Executive Officers as a group for fiscal 2026 included in the table to determine the compensation actually paid, using the same methodology described above in footnote (2):

Fiscal Year Ended March 31,	Average Reported Summary Compensation Table Total for Non-PEO Named Executive Officers ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)

2026	2,180,634	(1,060,953)	624,600	1,744,281

(a)
The amounts deducted or added in calculating the equity award adjustments are as follows:

Fiscal Year Ended March 31,	Fiscal Year-End Fair Value of Covered Fiscal Year Equity Awards that are Outstanding and Unvested at Covered Fiscal Year-End ($)	Change in Fair Value (from Prior Fiscal Year-End to Covered Fiscal Year-End) of Prior Year Equity Awards that are Outstanding and Unvested at Covered Fiscal Year-End ($)	Fair Value as of Vesting Date of Covered Fiscal Year Equity Awards that Vested in the Covered Fiscal Year ($)	Change in Fair Value (from Prior Fiscal Year-End to Vesting Date) of Equity Awards Granted in Prior Years that Vested in the Covered Fiscal Year ($)	Fair Value at End of the Prior Fiscal Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Fiscal Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Total Compensation ($)	Total Equity Award Adjustments ($)

2026	826,981	(151,069)	-	(57,574)	—	6,262	624,600

(5)
Each year reflects what the cumulative total shareholder return on a $100 investment would be, including the reinvestment of dividends, if such amount were invested on March 31, 2021. The peer group used for this purpose is the following published industry index: Dow Jones US Building Materials & Fixtures.
(6)
The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.

Eagle Materials Inc. - 2026 PROXY STATEMENT	65

PAY VERSUS PERFORMANCE

(7)
Return on Equity for a given fiscal year is defined as the net earnings of the Company for such fiscal year; divided by the Company’s average stockholders’ equity for such fiscal year (which is defined for any period to mean the Company’s total stockholders’ equity as of the beginning of such period plus the Company’s total stockholders’ equity at the end of such period; divided by 2). In calculating the average Return on Equity, the impact of certain extraordinary items not related to operating performance, including downward adjustment for the gain from the sale of non-core businesses, are excluded.

Financial Performance Measures

As described in greater detail in “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our Named Executive Officers to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s Named Executive Officers, for the most recently completed fiscal year, to the Company’s performance are as follows:

•
Return on Equity
•
Operating Earnings
•
EBITDA

Relationship Between CAP and Performance

As noted above, the Company utilizes several performance measures to align executive compensation with Company performance. Not all of these Company measures, however, are presented in the Pay versus Performance table, which covers only total shareholder return, net income and return on equity. The tables below compare CAP to the three performance measures covered by the Pay versus Performance table. Although the Compensation Committee focuses on pay relative to performance in its executive compensation decisions, it has not historically utilized CAP as a key measure in implementing its pay-for-performance philosophy.

Compensation Actually Paid versus Return on Equity

CAP ($ in '000s) vs. Return on Equity (%)
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$-
42%
36%
30%
24%
18%
12%
6%
0%
2022
2023
2024
2025
2026
CAP TO CEO ($)
AVG. CAP TO OTHER NEOs ($)
ROE (%)

Eagle Materials Inc. - 2026 PROXY STATEMENT	66

PAY VERSUS PERFORMANCE

Compensation Actually Paid versus Net Income

Compensation Actually Paid versus Total Shareholder Return

CAP ($ in '000s) vs. Total Shareholder Return (TSR, $)
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$-
$500
$400
$300
$200
$100
$0
2022
2023
2024
2025
2026
CAP TO CEO ($)
AVG. CAP TO OTHER NEOs ($)
COMPANY TSR ($)
PEER GROUP TSR ($)

Eagle Materials Inc. - 2026 PROXY STATEMENT	67

STOCK OWNERSHIP

Stock Ownership

Management

We encourage stock ownership by our directors, officers and employees to align their interests with your interests as stockholders. The following table shows the beneficial ownership of our Common Stock, as of the record date for the 2026 Annual Meeting (June 1, 2026) by: (a) each person who has been a director or executive officer of the Company since April 1, 2025 and (b) by all such directors and executive officers of the Company as a group (17 persons). Except as otherwise indicated, all shares are owned directly, and the owner of such shares has the sole voting and investment power with respect thereto.

Amount and Nature of Beneficial Ownership(1)

	Number of Shares Beneficially Owned(2)	Percentage of Common Stock

Rick Beckwitt	25,401		*
Margot L. Carter	10,572		*
Eric Cribbs	13,113		*
George J. Damiris	9,116		*
William R. Devlin	22,961		*
Martin M. Ellen	12,115		*
Mauro Gregorio	6,890		*
Michael R. Haack	159,786		*
Alex Haddock	4,387		*
D. Craig Kesler(3)	92,018		*
Matt Newby	33,579		*
Michael R. Nicolais(4)	74,072		*
David B. Powers(5)	19,142		*
Mary Ricciardello	15,043		*
David Rush(6)	4,173		*
Richard R. Stewart(7)	7,945		*
Tony Thompson	15,128		*
All current directors, nominees and executive officers as a group (17 persons)	525,441	1.7%

* Less than 1%

(1)
For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person is deemed to have “beneficial ownership” of shares of our stock that the person has the right to acquire within 60 days. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named in the table, any shares that such person or persons have the right to acquire within 60 days are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other persons.
(2)
Amounts include the following shares of Common Stock that may be acquired upon exercise of stock options awarded under our 2013 Incentive Plan and our 2023 Incentive Plan: Mr. Beckwitt – 2,070 shares; Mr. Devlin – 3,520 shares; Mr. Haack – 71,831 shares; Mr. Haddock – 550 shares; Mr. Kesler – 34,998 shares; Mr. Newby – 12,932 shares; Mr. Nicolais – 17,026 shares; Ms. Ricciardello – 5,338 shares; Mr. Thompson – 1,912 shares and all directors and executive officers of the Company as a group (17 persons) – 150,177 shares. In addition, this table includes shares of Common Stock that are held for the account of participants as of June 1, 2026, pursuant to the Common Stock fund of the Retirement Plan, as follows: Mr. Devlin – 1,936 shares; and all directors and executive officers of the Company as a group (17 persons) – 1,936 shares. These amounts do not include RSUs or PSUs held by the directors or executive officers.
(3)
Includes 442 shares of Common Stock held in Mr. Kesler’s IRA.

Eagle Materials Inc. - 2026 PROXY STATEMENT	68

STOCK OWNERSHIP

(4)
Includes (a) 1,386 shares of Common Stock owned by the wife of Mr. Nicolais; (b) 1,705 shares of Common Stock held by the profit sharing plan of the employer of Mr. Nicolais; and (c) 3,655 shares of Common Stock held in an IRA owned by Mr. Nicolais.
(5)
Mr. Powers retired as a director effective August 4, 2025. His beneficial ownership reflected above is based upon his last filed Form 4 and includes 18,009 shares of Common Stock owned by a spousal trust.
(6)
Mr. Rush was appointed as a director on May 15, 2025.
(7)
Mr. Stewart retired as a director effective August 4, 2025. His beneficial ownership reflected above is based upon his last filed Form 4 and includes 1,100 shares of Common Stock owned by Stewart Family Trust and 2,817 shares of Common Stock owned by Richard Ross Stewart GST Exempt Trust.

Certain Beneficial Owners

The table below provides information regarding the only persons we know of who are the beneficial owners of more than five percent of our Common Stock. The number of shares of Common Stock shown in the table as beneficially owned by each person as of the most recent practicable date, which is generally the date as of which information is provided in the most recent beneficial ownership report filed by such person with the SEC. The percentage of our Common Stock shown in the table as owned by each person is calculated in accordance with applicable SEC rules based on the number of outstanding shares of Common Stock as of June 1, 2026, the record date for the 2026 Annual Meeting.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Common Stock

FMR LLC (1)
245 Summer Street	3,644,571	11.8%
Boston, MA 02210
BlackRock, Inc. (2)
55 East 52nd Street	3,137,687	10.2%
New York, NY 10055
JPMorgan Chase & Co. (3)
383 Madison Ave.	2,092,751	6.8%
New York, NY 10179
Vanguard Capital Management (4)
100 Vanguard Blvd.	1,651,980	5.3%
Malvern, PA 19355

(1)
Based solely on the information contained in a Schedule 13G/A filed with the SEC on May 6, 2026. Of the shares reported in the Schedule 13G/A, FMR LLC has sole voting power with respect to 3,641,248 shares and sole dispositive power with respect to 3,644,571 shares.
(2)
Based solely on the information contained in a Schedule 13G/A filed with the SEC on January 25, 2024. Of the shares reported in the Schedule 13G/A, BlackRock, Inc. has sole voting power with respect to 3,073,605 shares and sole dispositive power with respect to 3,137,687 shares.
(3)
Based solely on the information contained in a Schedule 13G/A filed with the SEC on April 22, 2025. Of the shares reported in the Schedule 13G/A, JPMorgan Chase & Co. has sole voting power with respect to 1,840,1745 shares, sole dispositive power with respect to 2,092,439 shares and shared dispositive power with respect to 155 shares.
(4)
Based solely on the information contained in a Schedule 13G filed with the SEC on April 29, 2026. Of the shares reported in the Schedule 13G, Vanguard Capital Management has sole voting power with respect to 241,008 shares and sole dispositive power with respect to 1,651,980 shares

Related Party Transactions

Our code of conduct adopted by the Board, which we refer to as “The Eagle Way,” includes provisions addressing conflicts of interest which arise when a director, officer, or employee has an interest in a transaction in which the Company is a participant. The Eagle Way defines a conflict of interest as an activity, investment or association that interferes or might

Eagle Materials Inc. - 2026 PROXY STATEMENT	69

STOCK OWNERSHIP

appear to interfere with the judgment or objectivity of an officer or employee in performing his or her job in the best interests of the Company and our stockholders.

Under The Eagle Way, officers or employees are encouraged to consult with their supervisors regarding any matter that may involve a conflict of interest. In addition, The Eagle Way requires that prior approval of the supervisor of an officer or employee, the president of the Eagle business unit in which such officer or employee is employed, and the Company’s general counsel before: (1) obtaining an ownership interest in, or position with, an Eagle supplier, contractor, customer or competitor, subject to certain exceptions relating to the ownership of publicly traded securities; (2) employing any relatives where there is either a direct or indirect reporting relationship or a substantial amount of interaction between the relatives on the job; or (3) establishing a business relationship between Eagle and a company in which the officer or employee or his or her relative has an ownership interest or holds a position. With respect to senior executive officers of the Company subject to Section 16 of the Exchange Act, The Eagle Way requires that the Chair of the Audit Committee be notified of any conflict of interest transaction involving such officers.

In addition to the above policies included in The Eagle Way, we have implemented certain informal processes in connection with transactions with related persons. For example, the Company’s legal staff is primarily responsible for the development of processes to obtain information from the directors and executive officers with respect to related person transactions and for determining, based on the facts and circumstances, whether the related person has a direct or indirect material interest in the transaction. In addition, all of our employees, executive officers and directors are required to disclose any conflicts of interest in an annual certification reviewed by our Legal Department. After disclosure, some conflicts of interest may be resolved through implementing appropriate controls for our protection. Depending on the identity of the officer or employee involved in a transaction creating a potential conflict of interest, the conflict of interest may be resolved by the Company’s legal staff or may be referred to the Audit Committee. Where an appropriately disclosed conflict of interest is minor and not likely to adversely impact us, we may consent to the activity. Such consent may be subject to appropriate controls intended to ensure that transaction as implemented is not adverse to the Company. In other cases where appropriate controls are not feasible, the person involved will be requested not to enter into, or to discontinue, the relevant transaction or relationship. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in the annual proxy statement.

During fiscal 2026, the Company engaged KPMG to perform certain tax consulting work, paying KPMG approximately $152,500. The spouse of Mr. Kesler, our Chief Financial Officer, is a partner at KPMG. Mr. Kesler's spouse did not work on any Company matters, and the Company's Vice President - Tax was the project coordinator for this work. Prior approval of this engagement was obtained in accordance with our code of conduct.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership, reports of changes in ownership and annual reports of ownership with the SEC and the NYSE. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file with the SEC.

Based solely on our review of the copies of such forms we received with respect to fiscal 2026 or written representations from certain reporting persons, the Company believes that its directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, have complied with all filing requirements of Section 16(a) for fiscal 2026 applicable to such persons, except for one late Form 4 filing by Mr. Gregorio disclosing one gift transaction.

Insider Trading and Prohibited Transactions in Company Securities

The Company maintains insider trading policies and procedures governing the purchase, sale, and/or other dispositions of Company securities by directors, executive officers, and employees, that it believes are reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as the NYSE Corporate Governance Standards. Persons subject to the policies and procedures are prohibited from trading while aware of material, nonpublic information. These policies and procedures provide for restricted periods and pre-clearance procedures for insiders.

Under our insider trading policy, the Company’s directors, officers and employees are prohibited from engaging in certain transactions in the Company’s securities which, though legal, might give the appearance of misalignment with stockholders or potentially result in involuntary sales of Company securities held by insiders. The transactions specifically prohibited by the policy are:

Eagle Materials Inc. - 2026 PROXY STATEMENT	70

STOCK OWNERSHIP

•
short sales, which may evidence an expectation on the part of the seller/insider that the securities will decline in value and signal to the market a lack of confidence in the Company’s short-term prospects;
•
publicly-traded options (examples include puts, calls and other derivative securities involving Company securities, on an exchange or in any other organized market), which may create the appearance that an insider is trading based on material, nonpublic information;
•
hedging transactions (examples include zero-cost collars and forward sale contracts), which allow a holder to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential upside appreciation in the stock--creating a potential mis-alignment with the objectives of the Company’s other stockholders); and
•
pledging Company securities or holding Company securities in a margin account, which might result in involuntary sales of Company securities (including during trading blackouts) in the context of a margin call or foreclosure.

Code of Conduct

The Company’s code of conduct, The Eagle Way, applies to all of the Company’s employees, including the Company’s officers. The Eagle Way also applies to the Board of Directors. The Company’s code of conduct is designed to deter wrongdoing and to promote:

•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•
compliance with applicable governmental laws, rules and regulations;
•
the prompt internal reporting of violations of the code of conduct to an appropriate person or persons identified in the code of conduct; and
•
accountability for adherence to the code of conduct.

All of the Company’s employees and directors are required to certify to the Company, on an annual basis, that they have complied with the Company’s code of conduct without exception or, if they have not so complied, to list the exceptions. The Company has posted the text of its code of conduct on its Internet website at www.eaglematerials.com (click on “Investor Relations”, then on “Corporate Governance”, then on “The Eagle Way” under the heading “Code of Ethics”). Additionally, the Company will provide without charge a copy of the code of conduct to any person upon written request to our Secretary at our principal executive office. This reference to our website is intended to inform investors where they may obtain additional information; the materials and other information presented on our website are not incorporated in and should not be considered part of this Proxy Statement.

Eagle Materials Inc. - 2026 PROXY STATEMENT	71

PROPOSAL NO. 2

Proposal No. 2:

Advisory Vote to Approve Compensation of Our Named Executive Officers

As required pursuant to Section 14A of the Exchange Act, we are seeking your advisory vote approving the compensation paid to our Named Executive Officers as disclosed in this Proxy Statement, commonly known as the "say-on-pay" vote. We believe the structure of our executive compensation programs promotes our business objectives, aligns executives’ interests with those of stockholders and serves to motivate, attract and retain executive talent. We currently hold a say-on-pay vote annually and our next say-on-pay vote is expected to occur at our 2027 Annual Meeting of Stockholders.

We urge stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes in more detail how our executive compensation policies and programs operate. We are seeking stockholder approval of the following advisory resolution:

RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the related material disclosed in this Proxy Statement, is hereby approved by the stockholders of the Company on an advisory basis.

Although the vote on this proposal is advisory and nonbinding, the Compensation Committee and the Board will review the results of the vote and consider them when making future determinations regarding our executive compensation programs. The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter is required for the approval of the foregoing resolution. Broker non-votes are not entitled to vote on this proposal, and therefore they have no effect on the approval of the proposal. An abstention will have the same effect as a vote against the proposal.

Recommendation of the Board

Our Board of Directors recommends that holders of Common Stock vote FOR the non-binding advisory resolution approving the compensation paid to our Named Executive Officers.

Eagle Materials Inc. - 2026 PROXY STATEMENT	72

PROPOSAL NO. 3

Proposal No. 3:

Approval of Amendment to Our Certificate of Incorporation to Declassify the Board

The Board of Directors is committed to sound corporate governance practices and to acting in the best interests of the Company and its stockholders. At the Company’s 2025 Annual Meeting of Stockholders, a stockholder proposal requesting that the Board take steps to declassify the Board was submitted to the stockholders and approved by a majority of the votes cast. Although the Board had recommended that stockholders vote against that proposal, the Board believes it is appropriate to give significant weight to the outcome of the vote and the views expressed by the Company’s stockholders.

Following this review, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to approve an amendment to the Company’s Restated Certificate of Incorporation to provide for the annual election of all directors and thereby eliminate the classified structure of the Board. The Board believes that annual elections will provide more direct and frequent director accountability to stockholders and are consistent with current corporate governance practices. The Board further believes that submitting this amendment for stockholder approval is an appropriate response to the outcome of the 2025 Annual Meeting of Stockholders.

If the proposed amendment is approved, the transition to annual elections will occur on a phased basis. Directors previously elected will continue to serve for the remainder of their respective terms. Beginning with the Company’s next annual meeting of stockholders in 2027, each director standing for election will be elected for a one-year term. The Board will be fully declassified upon the expiration of the terms of the remaining classes of directors, which will be in 2029. The Board believes that this approach provides an orderly transition to annual elections while maintaining continuity in the composition of the Board.

For these reasons, the Board believes that the proposal to amend our Restated Certificate of Incorporation as described herein is in the best interests of the Company and its stockholders, and has unanimously adopted a resolution to approve an amendment to our Restated Certificate of Incorporation, subject to our stockholders’ approval. The proposed amended provision (marked to show the proposed changes from the current language) is attached to this Proxy Statement as Appendix A.

Recommendation of the Board

Our Board of Directors recommends that holders of Common Stock vote FOR the amendment to our Restated Certificate of Incorporation to effect the declassification of the Board of Directors.

Eagle Materials Inc. - 2026 PROXY STATEMENT	73

PROPOSAL NO. 4

Proposal No. 4:

Approval of Amendment to Our Certificate of Incorporation to Create a Stockholder Right to Call Special Meetings

The Restated Certificate of Incorporation and the Second Amended and Restated Bylaws of the Company currently provide that special meetings of our stockholders may be called only by the Chairman of the Board (or in his or her absence, by the President), the Board of Directors or by the Secretary at the written request of a majority of the members of the Board of Directors. As a result, stockholders do not currently have the right to call special meetings.

As part of its ongoing review of the Company's governance framework and after consideration of the views expressed by certain stockholders, the Board has determined that it is advisable and in the best interests of the Company and its stockholders to amend the Restated Certificate of Incorporation to provide stockholders the right to call special meetings. Because this proposal requires an amendment to the Restated Certificate of Incorporation, it cannot be implemented by the Board alone and requires stockholder approval under Delaware law.

In implementing a right to call special meetings, the Board believes that a 25% ownership threshold strikes a reasonable and appropriate balance between providing stockholders a meaningful right of access and ensuring that special meetings are reserved for matters that have garnered a sufficient degree of support to be addressed prior to the next annual meeting. The Board notes that a 25% ownership threshold is the most prevalent standard among S&P 500 companies that provide for a stockholder right to call special meetings.

In May 2026, the Board unanimously adopted, subject to stockholder approval, an amendment to the Company’s Restated Certificate of Incorporation (the "Charter Amendment") to enable stockholders to call special meetings. If this Proposal 4 is approved by our stockholders, the Charter Amendment would become effective upon its filing with the Secretary of State of the State of Delaware.

In addition, in May 2026, the Board unanimously adopted, subject to approval of the Charter Amendment by our stockholders, an amendment to the Second Amended and Restated Bylaws of the Company (the "Bylaw Amendment"). The Bylaw Amendment recognizes the right of stockholders to call special meetings, establishes the 25% ownership threshold described above and sets forth certain requirements and procedures that apply in the event that stockholders desire to call special meetings. The Bylaw Amendment will become effective contemporaneously with the Charter Amendment.

The following changes are reflected in the Charter Amendment:

•
Deleting Article IX, which provides that stockholders may not call special meetings, and replacing it with "[Reserved]" so that the remaining Articles of the Restated Certificate of Incorporation do not have to be re-numbered,
•
Certain other ministerial changes to update and conform the terms of the Restated Certificate of Incorporation.

The following key provisions are reflected in the Bylaw Amendment:

•
Ownership Threshold. One or more stockholders who own, individually or in the aggregate, 25% or more of the voting power of the outstanding shares of Common Stock of the Company may request that the Secretary of the Company call a special meeting of the stockholders, in the manner and subject to the requirements set forth in the Bylaw Amendment.

Eagle Materials Inc. - 2026 PROXY STATEMENT	74

PROPOSAL NO. 4

•
Information and Procedural Requirements. Any special meeting request must contain the same information regarding the business to be conducted at the meeting, and regarding any director candidate to be nominated for election at the meeting, that is currently required to be provided by a stockholder proposing business or making director nominations at an annual meeting. Business transacted at a stockholder-requested special meeting is limited to the business stated in a valid special meeting request and any additional business that the Board determines to include in the notice for such meeting.
•
Exclusions. The Company is not required to call a special meeting upon a stockholder request if, in the good faith determination of the Board, the request does not comply with the requirements set forth in the Bylaw Amendment, relates to an item of business that is not a proper subject for stockholder action under Delaware law, is received during a specified time period when it would be more appropriate to address the request at the upcoming annual meeting or relates to a substantially similar item of business that was recently presented or is to be presented at a stockholder meeting.

The Company encourages stockholders to review the full text of the amended provisions (marked to show changes from the current language) included as Appendix B to this Proxy Statement.

If this Proposal 4 is not approved by our stockholders, the current provisions of the Restated Certificate of Incorporation and the Second Amended and Restated Bylaws with respect to special meetings will remain in effect, and special meetings of stockholders may only be called by the Chairman of the Board (or in his or her absence, by the President), the Board of Directors or by the Secretary at the written request of a majority of the members of the Board of Directors.

Recommendation of the Board

Our Board of Directors recommends that holders of Common Stock vote FOR the amendment to our Restated Certificate of Incorporation to create a stockholder right to call special meetings.

Eagle Materials Inc. - 2026 PROXY STATEMENT	75

PROPOSAL NO. 5

Proposal No. 5:

Approval of Expected Appointment of Independent Auditors

Ernst & Young LLP, referred to herein as Ernst & Young, acted as our independent auditors to audit our books and records for fiscal 2026, and the Audit Committee expects to appoint Ernst & Young as our independent auditors for fiscal year 2027 if its proposal for audit services is satisfactory.

We believe the approval of this expected appointment is good corporate practice because the audit of our books and records is a matter of importance to our stockholders. If our stockholders do not support the expected appointment, our Audit Committee will consider that fact when determining whether or not to retain Ernst & Young, but still may elect to retain them. Even if the expected appointment is approved, the Audit Committee, in its discretion, may elect not to proceed with the appointment. Once it has appointed an auditor, our Audit Committee may elect to change the appointment at any time during the year if it determines that such a change would be in our best interests and the best interests of our stockholders.

Representatives of Ernst & Young are expected to be present for the 2026 Annual Meeting, with the opportunity to make a statement if they choose to do so, and will be available to respond to appropriate questions from our stockholders.

Recommendation of the Board

Our Board of Directors recommends a vote FOR the approval of the expected appointment of Ernst & Young as the Company’s auditors for the fiscal year ending March 31, 2027.

Eagle Materials Inc. - 2026 PROXY STATEMENT	76

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

Relationship with Independent Public Accountants

Ernst & Young audited the Company’s financial statements for the fiscal years ended March 31, 2024, 2025 and 2026.

Ernst & Young reports directly to our Audit Committee. The Audit Committee has adopted policies and procedures for pre-approving all audit and permissible non-audit services performed by Ernst & Young. Under these policies, the Audit Committee pre-approves the use of audit and specific permissible audit-related and non-audit services up to certain dollar limits. Other audit and permissible non-audit services that exceed a $50,000 threshold must be pre-approved separately by the Audit Committee, or, for such services that do not exceed $50,000, by a member of the Audit Committee. Any such member must report the pre-approval at the next Audit Committee meeting. In deciding whether or not to pre-approve services, the Audit Committee determines whether each service is permissible under the SEC’s rules, and, if permissible, the potential effect of such services on the independence of Ernst & Young.

The following table sets forth the various fees for services provided to the Company by Ernst & Young in the fiscal years ended March 31, 2026 and 2025, all of which services have been approved by the Audit Committee:

Fiscal Year Ended March 31,	Audit Fees(1) ($)	Audit Related Fees ($)	Tax Fees ($)	All Other Fees ($)	Total ($)

2026	2,920,500	—	—	—	2,920,500

2025	2,600,000	—	—	2,000	2,602,000

(1)
Includes fees for the annual audit and quarterly reviews, accounting and financial reporting consultations regarding generally accepted accounting principles.

Eagle Materials Inc. - 2026 PROXY STATEMENT	77

AUDIT COMMITTEE REPORT

Audit Committee Report

To the Board of Directors of Eagle Materials Inc.:

All of the Audit Committee members are independent as defined in the current NYSE listing standards and the applicable rules of the Securities Exchange Act of 1934, and Mr. Ellen is our “audit committee financial expert” within the meaning of the rules of the SEC. The Audit Committee charter sets forth the duties and responsibilities of the Audit Committee. The Audit Committee is primarily responsible for assisting the Board in fulfilling its responsibility to oversee the following: the integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence and appointment of our independent auditors and the performance of our internal audit function and independent auditors. Management has primary responsibility for the preparation of the financial statements, completeness and accuracy of financial reporting and the overall system of internal control over financial reporting.

We have reviewed and discussed with management and the independent registered public accounting firm, Ernst & Young LLP, as appropriate, (1) the audited financial statements of Eagle Materials Inc. as of and for the fiscal year ended March 31, 2026 and (2) management’s report on internal control over financial reporting and the independent registered accounting firm’s related opinions.

We have discussed with Ernst & Young LLP the required communications specified by auditing standards, together with guidelines established by the SEC and the Sarbanes-Oxley Act, including the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communication with Audit Committees.

We have received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB concerning independence and have discussed with Ernst & Young LLP their independence. We have also considered whether Ernst & Young LLP’s provision of non-audit services to Eagle Materials Inc. and its affiliates is compatible with Ernst & Young LLP’s independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Annual Report of Eagle Materials Inc. on Form 10-K for the fiscal year ended March 31, 2026. This report is furnished by the members of the Audit Committee as of May 19, 2026.

Audit Committee

Martin M. Ellen, Chairman

Mauro Gregorio

Mary P. Ricciardello

David Rush

This report of the Audit Committee does not constitute “soliciting material” and should not be deemed “filed” or incorporated by reference into any of the other Company filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically requests that the information be treated as soliciting material or specifically incorporates this report by reference therein.

Eagle Materials Inc. - 2026 PROXY STATEMENT	78

ADDITIONAL INFORMATION

Other Matters Which May be Presented for Action at the Meeting

Our Board of Directors does not intend to present for action at the 2026 Annual Meeting any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for action at the 2026 Annual Meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

Delivery of Documents to Stockholders

Pursuant to the rules of the SEC, the Company and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same mailing address a single copy of the proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared mailing address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or directing a written request to Eagle Materials Inc., Attention: Matt Newby, Secretary, 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225, (214) 432-2000.

Stockholder Proposals and Nominations for the 2027 Annual Meeting

In order to be considered for inclusion in the Company’s proxy material for the 2027 Annual Meeting of Stockholders, a stockholder proposal must be received at our executive offices, addressed to the attention of the Secretary, not later than February 15, 2027. Any such proposal must also comply with all other applicable requirements of Rule 14a-8 under the Exchange Act.

For any proposal that is not submitted for inclusion in our proxy material for the 2027 Annual Meeting of Stockholders but is instead sought to be presented directly at that meeting, Rule 14a-4(c) under the Exchange Act permits the Company’s management to exercise discretionary voting authority under proxies it solicits unless the Company is notified about the proposal on or before May 1, 2027, subject to the applicable rules of the SEC. Our Second Amended and Restated Bylaws (referred to in this section as our "Bylaws") provide that, to be considered at the 2027 Annual Meeting, a stockholder proposal must be submitted in writing and received by our Secretary at the executive offices of the Company during the period beginning on April 1, 2027 and ending May 1, 2027, and must contain the information specified by and otherwise comply with our Bylaws.

Eagle Materials Inc. - 2026 PROXY STATEMENT	79

ADDITIONAL INFORMATION

Under our Bylaws, nominations for director may be made by a stockholder who is entitled to vote for the election of directors and complies with all of the applicable requirements set forth in our Bylaws. The notice by a stockholder of its intention to nominate directors at the 2027 Annual Meeting of Stockholders must be received at our executive offices, addressed to the attention of the Secretary, during the period beginning on April 1, 2027 and ending on May 1, 2027. Notice of director nominations must satisfy the provisions in our Bylaws relating to director nominations and set forth information required by Rule 14a-19(b) of the Exchange Act.

Any stockholder wishing to receive a copy of our Bylaws should direct a written request to our Secretary at the Company’s principal executive office.

Form 10-K

Stockholders entitled to vote at the 2026 Annual Meeting may obtain a printed copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2026, including the financial statements required to be filed with the SEC, without charge, upon written or oral request to Eagle Materials Inc., Attention: Matt Newby, Secretary, 5960 Berkshire Ln., Suite 900, Dallas, Texas 75225, (214) 432-2000.

By Order of the Board of Directors

MATT NEWBY

Executive Vice President,

General Counsel and Secretary

Dallas, Texas

June 15, 2026

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81

APPENDIX A

Amendment to Certificate of Incorporation to Declassify Board of Directors

As discussed in Proposal 3, proposed changes to the Company’s Restated Certificate of Incorporation are shown below. The changes shown to Article V(B)(2) would become effective upon filing of the Amendment with the Secretary of State of the State of Delaware, if Proposal 3 “Approval of Amendment to our Certificate of Incorporation to Declassify the Board” is approved by our stockholders. Additions to the provision are indicated by underlining and deletions are indicated by strike-outs.

(2) Classified Board~~. The~~; Declassification; Term of Directors. From and after the time at which the Certificate of Amendment, dated as of July 30, 2026, is filed in the office of the Secretary of State of the State of Delaware (the “Amendment Effective Time”) and until the 2027 annual meeting of stockholders, the directors, other than those who may be elected by the holders of any series of Preferred Stock, shall be divided into three classes (which shall be as nearly equal in size as is practicable): Class I, Class II and Class III. Each person serving as a member of the Board of Directors as of the Amendment Effective Time ~~has been~~was assigned to one of such classes~~,~~  pursuant to the provisions of this Restated Certificate of Incorporation as in effect prior to the Amendment Effective Time~~. Such classes shall be as nearly equal in number of directors as possible. Each director~~, and shall continue to serve for the term of office then applicable to members of the applicable class. From and after the 2027 annual meeting of stockholders, each person elected as a member of the Board of Directors shall not be assigned to a class and shall serve for a term ending ~~on~~at the ~~third~~next succeeding annual meeting of the stockholders ~~following the annual meeting of stockholders at which that director was elected; provided, however, that the directors first designated as Class III directors shall serve for a term expiring at the third annual meeting of stockholders next following the date of their designation as Class III directors~~. Each director shall hold office until the annual meeting of stockholders at which his term expires and, the foregoing notwithstanding, shall serve until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal.~~At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board of Directors shall have designated one or more directorships whose term then expires as directorships of another class in order to more nearly achieve equality of number of directors among the classes.~~ In the event of any change in the authorized number of directors, each director then continuing to serve as such shall nevertheless continue ~~as a director of the class of which he is a member~~to serve until the expiration of his current term, or his ~~prior~~earlier death, resignation or removal. ~~The~~ Until the 2027 annual meeting of stockholders, the Board of Directors shall specify the class to which a newly created directorship shall be allocated.

on reverse side

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82

APPENDIX B

Amendment to Certificate of Incorporation and Bylaws to Create Stockholder Right to Call Special Meetings

As discussed in Proposal 4, proposed changes to the Company’s Restated Certificate of Incorporation are shown below. The changes would become effective upon filing of the Amendment with the Secretary of State of the State of Delaware, if Proposal 4 “Approval of Amendment to our Certificate of Incorporation and Bylaws to Create a Stockholder Right to Call Special Meetings” is approved by our stockholders. Additions to the provisions are indicated by underlining and deletions are indicated by strike-outs.

ARTICLE IX

~~Special meetings of the stockholders of the Corporation may be called only by the Chairman, or in his absence by the President, by the Board of Directors, or by the Secretary at the request in writing of a majority of the Board of Directors and may not be called by the stockholders of the Corporation.~~[Reserved]

ARTICLE XII

Notwithstanding anything else contained in this Restated Certificate of Incorporation or the Bylaws to the contrary, the affirmative vote of the holders of record of at least 66 2/3% of the combined voting power of all of the outstanding stock of the Corporation entitled to vote in respect thereof, voting together as a single class, shall be required (A) to alter, amend, rescind or repeal Article V, ~~Article IX,~~ Article X, Article XI or this Article XII of this Restated Certificate of Incorporation or to adopt any provision inconsistent therewith or (B) in order for the stockholders to adopt, alter, amend, rescind or repeal any Bylaws of the Corporation.

If Proposal 4 is approved by our stockholders, effective upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware, the revisions to the Company's Second Amended and Restated Bylaws set forth below will become effective. Additions to the provisions are indicated by underlining and deletions are indicated by strike-outs.

[Section 2.3; Full Provision]

SECTION 2.3 Special Meeting.

(a) Unless otherwise prescribed by law or by the Certificate of Incorporation, a special meeting of the stockholders, for any purpose or purposes, may be called only by (i) the Chairman of the Board or in his or her absence by the President, ~~by~~(ii) the Board of Directors~~, or~~ or (iii) the Secretary, upon receipt of one or more written requests for a special meeting (each, a “Special Meeting Request”), delivered to, or mailed and received by, the Secretary at the ~~request in writing of a majority of the members of the Board of Directors, and may not be called by the stockholders of the Corporation. Any request to call a special meeting directed to the Secretary by a majority of the members of the Board of Directors shall state the purpose or purposes of the proposed meeting. Notice of a special meeting~~principal executive offices of the Corporation, by registered mail or a nationally recognized private overnight courier service, that are signed and dated by one or more Eligible Stockholders (the “Requesting Stockholders”) who own shares of capital stock representing not less than 25% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote on each of the matters specified in the Special Meeting Request, as

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APPENDIX B

determined based upon the number of outstanding shares disclosed by the Corporation in the most recent annual or a quarterly report filed with the SEC prior to the date of the delivery of such request (the “Requisite Percentage”). An Authorized Meeting Notice (as defined in Section 2.11) stating the place, date and hour of the meeting and the purpose or purposes for which the special meeting is called shall be given by or at the direction of the Board of Directors not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. Such notice of a special meeting shall be provided to the stockholders entitled to vote at such meeting (and shall be deemed given to such stockholders) in accordance with the notice procedures set forth in Section 2.2. ~~Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof (or any supplement thereto) given by or at the direction of the Board of Directors.~~ Any special meeting of the stockholders may be postponed or cancelled and rescheduled by resolution of the Board of Directors upon Public Disclosure given prior to the date previously scheduled for such special meeting of the stockholders.

 (b) To be in proper form, a Special Meeting Request (i) must meet the requirements set forth in Section 2.3(a); (ii) must provide a statement of the specific purpose or purposes of the special meeting and the matter or matters proposed to be acted on at the special meeting; (iii) must contain the Required Stockholder Information and comply with all other requirements applicable to a stockholder proposing business to be brought before a special meeting of the stockholders pursuant to Section 2.11 or intending to nominate a person for election as a director at a special meeting of the stockholders pursuant to Section 2.12, as the case may be; and (iv) must contain (A) an agreement by the Requesting Stockholders to notify the Corporation promptly in the event of any sale or other disposition after the date of the Special Meeting Request and prior to the date of the special meeting of shares of capital stock of the Corporation owned of record or beneficially by the Requesting Stockholders and (B) an acknowledgement that any sale or other disposition of shares prior to the record date of the special meeting shall be deemed to be a revocation of such Special Meeting Request with respect to the shares sold or otherwise disposed of and that such shares will no longer be included in determining whether the Requisite Percentage has been satisfied. If, following any such sale or disposition, the shares owned of record or beneficially by the Requesting Stockholders represent in the aggregate less than the Requisite Percentage, the Board of Directors may in its discretion elect to cancel the special meeting.

In determining whether a Special Meeting Request is in proper form and complies with the requirements of this Section 2.3, multiple Special Meeting Requests delivered to the Secretary of the Corporation will be considered together only if (i) each Special Meeting Request identifies substantially the same purpose or purposes and substantially the same matter or matters proposed to be acted on at such meeting, in each case as determined by the Board of Directors, and (ii) such Special Meeting Requests have been delivered to, and received by, the Secretary of the Corporation no later than the close of business on the tenth day following the earliest dated Special Meeting Request. Any Requesting Stockholder may revoke its Special Meeting Request at any time prior to the date of the special meeting by delivering a written revocation to the Secretary of the Corporation at the principal executive offices of the Corporation. If, following any such revocation, the remaining unrevoked requests from Requesting Stockholders represent in the aggregate less than the Requisite Percentage, the Board of Directors may in its discretion elect to cancel the special meeting.

(c) Notwithstanding the foregoing provisions of this Section 2.3, the Secretary of the Corporation shall not be required to call a special meeting pursuant to clause (iii) of Section 2.3(a) if the Board of Directors determines that (i) the Special Meeting Request does not comply with the applicable provisions of these Bylaws (including this Section 2.3 and, to the extent applicable, Section 2.11 or Section 2.12); (ii) the matter or matters proposed to be considered at the special meeting as set forth in the Special Meeting Request relate to any item of business that is not a proper subject for stockholder action under applicable law; (iii) the Special Meeting Request is received by the Secretary of the Corporation during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending at the close of business on the earlier of (x) the date of the next annual meeting of stockholders and (y) 30 days after the first anniversary of the date of the preceding annual meeting of stockholders; (iv) a substantially similar item of business, as determined by the Board of Directors (a “Similar Item”), other than the election of directors, was presented at a meeting of stockholders

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APPENDIX B

held not more than 12 months before the Special Meeting Request is received by the Secretary of the Corporation; or (v) a Similar Item is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of the stockholders that has been called but not yet held.

(d) A special meeting called pursuant to clause (iii) of Section 2.3(a) shall be held at such date, time and place, if any, as may be fixed by the Board of Directors; provided, however, that the special meeting shall not be held more than 120 days after receipt by the Corporation of a valid Special Meeting Request. Each Requesting Stockholder is required to (i) update and supplement the Special Meeting Request delivered pursuant to Section 2.3(b) (including as to all the Required Stockholder Information), if necessary, so that it is true and correct as of the record date for the special meeting, which update and supplement shall be provided not later than (x) five days after the record date for the special meeting so as to ensure that such information and representations are true and correct as of the record date and (y) eight days prior to the date for the meeting or any adjournment or postponement thereof so as to ensure that such information and representations are true and correct as of the date that is ten days prior to the meeting or any adjournment or postponement thereof and (ii) promptly provide any other information reasonably requested by the Corporation in connection with the Special Meeting Request or the special meeting. For the avoidance of doubt, the obligation to update and supplement as set forth in Section 2.3(d) shall not limit the Corporation’s rights with respect to any deficiencies in any request provided by a stockholder, extend any applicable deadlines under these Bylaws or enable or be deemed to permit a stockholder who has previously submitted a Special Meeting Request to amend any proposal or to submit any new proposal, including by changing or adding matters to be brought before the special meeting.

(e) To be properly brought before a special meeting of the stockholders, business must be specified in the Authorized Meeting Notice. Business transacted at any special meeting as a result of a valid Special Meeting Request shall be limited to (x) the specific purpose or purposes of the special meeting and the matter or matters proposed to be acted on at the special meeting stated in the Special Meeting Requests received from the Requesting Stockholders and (y) any additional matters the Board of Directors determines to include in the Authorized Meeting Notice. Except as otherwise provided by the DGCL, the Certificate of Incorporation or these Bylaws, the chairman of the special meeting shall have the power and authority to determine whether any business proposed to be brought before a special meeting was proposed in accordance with the foregoing procedures. No business shall be conducted at a special meeting of the stockholders except in accordance with this Section 2.3 or as required by the DGCL. If none of the Requesting Stockholders who submitted a Special Meeting Request appears or sends a duly authorized representative to present the business proposed to be conducted at the special meeting, the chairman of the special meeting may elect in his or her discretion not to present such business for a vote at such special meeting.

[Section 2.11; Title and First Three Paragraphs]

SECTION 2.11 Stockholder Proposals to Transact Business at Annual or Special Meetings.

At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.

In order to be properly brought before an annual meeting of the stockholders, business must be (a) specified in the Authorized Meeting Notice (as defined in this Section 2.11), (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (c) properly brought before the meeting by an Eligible Stockholder (as defined in this Section 2.11) in accordance with the procedures set forth in this Section 2.11, which shall be the exclusive means for a stockholder to submit business to be considered or acted upon at an annual meeting of stockholders (other than stockholder proposals properly submitted in accordance with and complying with Rule 14a-8 under the Exchange Act that are included in the Authorized Meeting Notice).

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APPENDIX B

To be properly brought before a special meeting of the stockholders, business must be specified in the Authorized Meeting Notice, and except as expressly permitted pursuant to Section 2.3 with respect to a special meeting called at the request of Requesting Stockholders, stockholders shall not be entitled to submit business to be considered or acted upon at any special meeting. Notwithstanding the foregoing, the provisions of this Section 2.11 shall not be construed to prohibit the nomination by stockholders of persons for election as directors at an annual or special meeting of the stockholders in accordance with the provisions of Section 2.12.

[Section 2.11; Lead-in to Sixth Paragraph]

To be in proper written form, a stockholder’s notice to the Secretary shall set forth, as to each matter the stockholder proposes to bring before the annual or special meeting, the text of the proposal or business to be presented (including the text of any resolutions proposed for consideration and, in the event that such proposal or business includes a proposal to amend the Bylaws or any other document or instrument, the text of the proposed amendment) and a brief description of the reasons for conducting such business at the meeting. In addition, to be in proper written form, a stockholder’s notice shall set forth, as to the stockholder giving the notice, the following (the “Required Stockholder Information”): ….

[Section 2.11; Definition of Eligible Stockholder]

“Eligible Stockholder” means a stockholder of the Corporation (i) who is a stockholder of record of shares of capital stock of the Corporation or a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of shares of capital stock of the Corporation who can demonstrate to the Corporation its ownership and entitlement to direct the vote of such shares of capital stock, in each case on the date of the giving of the notice by such stockholder provided for in Section 2.3(a), this Section 2.11 or Section 2.12 (as the case may be) and on the record date for the determination of stockholders entitled to vote at the applicable annual or special meeting of the stockholders, (ii) who is entitled to vote on the business proposed in such notice to be conducted at an annual or special meeting of the stockholders ~~(in the case of Section 2.11)~~ or for the election of directors to be elected at an annual or special meeting of the stockholders (~~in~~as the case ~~of Section 2.12~~may be) and (iii) who complies with the applicable procedures set forth in Section 2.3(a), this Section 2.11 or Section 2.12 (as the case may be).

[Section 2.12; Third Paragraph]

In order for a stockholder nomination to be timely made in connection with an annual or special meeting by a stockholder in accordance with this Section 2.12, a stockholder’s notice shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation, by registered mail or a nationally recognized private overnight courier service, (i) in the case of an annual meeting, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however,that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, or if no annual meeting was held in the preceding year, to be timely, such notice must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the 90th day prior to the date of such annual meeting or, if notice of the meeting or Public Disclosure of the date of such annual meeting is given or made less than 100 days prior to the date of such annual meeting, not later than the tenth day following the date on which such notice was mailed or Public Disclosure of the date of such meeting is first made by the Corporation, or (ii) in the case of a special meeting ~~for the~~(other than a special meeting called by the Secretary pursuant to clause (iii) of Section 2.3(a)) for the purpose of electing one or more directors to the Board of Directors, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to such special meeting; provided, however, if notice of the special meeting or Public Disclosure of the date of such special meeting is given or made less than 100 days prior to the date of such special meeting, such notice must be delivered, or mailed and received, not later than the close of business on the tenth day following the date on which notice of the meeting was mailed or Public Disclosure of the date of such meeting is first made by the Corporation. In no event shall any adjournment or postponement of an annual or special meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The foregoing requirements as

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APPENDIX B

to the timely delivery of a stockholder nomination shall not apply to a nomination made by one or more Requesting Stockholders for the election of directors at a special meeting of the stockholders called by the Secretary pursuant to clause (iii) of Section 2.3(a), it being understood that a Special Meeting Request for such a meeting may be delivered by Requesting Stockholders at any time permitted under the terms of Section 2.3(a) (and must contain all information and comply with all requirements applicable to such request that are set forth therein).

Eagle Materials Inc. - 2026 PROXY STATEMENT	86

Eagle Materials EAGLE MATERIALS INC. 5960 BERKSHIRE LANE, SUITE 900 DALLAS, TX 75225 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 07/29/2026 for shares held directly and by 11:59 P.M. ET on 07/27/2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 07/29/2026 for shares held directly and by 11:59 P.M. ET on 07/27/2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1a. Margot L. Carter 1b. Michael R. Nicolais 1c. Mary P. Ricciardello The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain2. Advisory resolution to approve the compensation of our named executive officers. 3. Approval of an amendment to our Certificate of Incorporation to declassify our Board. 4. Approval of an amendment to our Certificate of Incorporation to create a stockholder right to call special meetings. 5. To approve the expected appointment of Ernst & Young LLP as independent auditors for fiscal year 2027. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 3, 4 AND 5. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PROXIES NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. BY EXECUTING THIS PROXY, THE UNDERSIGNED HEREBY REVOKES PRIOR PROXIES RELATING TO THE MEETING. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000709358_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . EAGLE MATERIALS INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS July 30, 2026 The undersigned hereby appoints Matt Newby and Michael R. Haack, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Eagle Materials Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m., local time, on Thursday, July 30, 2026 at The Douglas Conference Center, 8343 Douglas Avenue, Suite 125, Dallas, TX 75225, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4 AND 5. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING. By execution of this proxy, the undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the July 30, 2026 Annual Meeting. *For address changes, please contact our transfer agent, Computershare Shareowner Services LLC, at 1-800-279-1248. Continued and to be signed on reverse side 0000709358_2 R2.09.05.010